SHAREHOLDER LETTER

CONTENTS

 Shareholder Letter ................   1

 Fund Reports
 Franklin Aggressive
 Growth Fund .......................   4
 Franklin Blue Chip Fund ...........  10
 Franklin California
 Growth Fund .......................  15
 Franklin Large Cap
 Growth Fund .......................  20

 Franklin MidCap
 Growth Fund .......................  26
 Franklin Small Cap
 Growth Fund .......................  30
 Financial Highlights and
 Statement of Investments ..........  36

 Financial Statements ..............  79

 Notes to the
 Financial Statements ..............  88


                        [FUND CATEGORY PYRAMID GRAPHIC]



Dear Shareholder:

This semiannual report for the Franklin Strategic Series covers the six months ended October 31, 1999.


FULL SPEED AHEAD.
During the second and third quarters of 1999, the U.S. economy performed like a well-trained thoroughbred. Gross domestic product (GDP) grew significantly, unemployment hovered around lows last seen in 1970, and inflation remained surprisingly benign.(1) Unfortunately, most U.S. stocks and bonds did not perform as well as the nation's economy.


UP, AND DOWN, AND UP AGAIN.
At the beginning of the six months under review, the Dow Jones(R) Industrial Average (the Dow) stood at 10788. By August 25, after much backing and filling, it posted a record high of 11326. But that was just the beginning of the story. During the week ended October 15, it fell 630 points (5.9%), its biggest percentage drop in a decade. Then, shrugging off worries about inflation and rising interest rates, it proceeded to gain 710 points, and on October 29 closed at 10729. The Standard & Poor's(R) 500 Composite Index, which



(1) Second quarter 1999 GDP grew at an annualized rate of 1.9%, while third quarter GDP grew at an annualized rate of 5.5%. Source: Bloomberg.

             STANDARD & POOR'S 500(R) COMPOSITE INDEX (S&P 500(R))
                    AND DOW JONES INDUSTRIAL AVERAGE (DJIA)
                                  Daily Prices
                               4/30/99 - 10/31/99

This chart shows the volatility of the Standard & Poor's 500 Composite Index (S&P 500) and Dow Jones Industrial Average (DJIA), based on their daily prices from 4/30/99 to 10/31/99.

Daily Prices
6-months ended
10/31/99

     DATE                    S&P 500              DJIA
     ----                    -------              ----
   04/30/99                  1335.18            10789.04
   05/03/99                  1354.63            11014.69
   05/04/99                  1332.00            10886.11
   05/05/99                  1347.31            10955.41
   05/06/99                  1332.05            10946.82
   05/07/99                  1345.00            11031.59
   05/10/99                  1340.30            11007.25
   05/11/99                  1355.61            11026.15
   05/12/99                  1364.00            11000.37
   05/13/99                  1367.56            11107.19
   05/14/99                  1337.80            10913.32
   05/17/99                  1339.49            10853.47
   05/18/99                  1333.32            10836.95
   05/19/99                  1344.23            10887.39
   05/20/99                  1338.83            10866.74
   05/21/99                  1330.29            10829.28
   05/24/99                  1306.65            10654.67
   05/25/99                  1284.40            10531.09
   05/26/99                  1304.76            10702.16
   05/27/99                  1281.41            10466.93
   05/28/99                  1301.84            10559.74
   06/01/99                  1294.26            10596.26
   06/02/99                  1294.81            10577.89
   06/03/99                  1299.54            10663.69
   06/04/99                  1327.75            10799.84
   06/07/99                  1334.52            10909.38
   06/08/99                  1317.33            10765.64
   06/09/99                  1318.64            10690.29
   06/10/99                  1302.82            10621.27
   06/11/99                  1293.64            10490.51
   06/14/99                  1294.00            10563.33
   06/15/99                  1301.16            10594.99
   06/16/99                  1330.41            10784.95
   06/17/99                  1339.90            10841.63
   06/18/99                  1342.84            10855.56
   06/21/99                  1349.00            10815.98
   06/22/99                  1335.88            10721.63
   06/23/99                  1333.06            10666.86
   06/24/99                  1315.78            10534.83
   06/25/99                  1315.31            10552.56
   06/28/99                  1331.35            10655.15
   06/29/99                  1351.45            10815.35
   06/30/99                  1372.71            10970.80
   07/01/99                  1380.96            11066.42
   07/02/99                  1391.22            11139.24
   07/06/99                  1388.12            11135.12
   07/07/99                  1395.86            11187.36
   07/08/99                  1394.42            11126.89
   07/09/99                  1403.28            11193.70
   07/12/99                  1399.10            11200.98
   07/13/99                  1393.56            11175.02
   07/14/99                  1398.17            11148.10
   07/15/99                  1409.62            11186.41
   07/16/99                  1418.78            11209.84
   07/19/99                  1407.65            11187.68
   07/20/99                  1377.10            10996.13
   07/21/99                  1379.29            11002.78
   07/22/99                  1360.97            10969.22
   07/23/99                  1356.94            10910.96
   07/26/99                  1347.76            10863.16
   07/27/99                  1362.84            10979.04
   07/28/99                  1365.40            10972.07
   07/29/99                  1341.03            10791.29
   07/30/99                  1328.72            10655.15
   08/02/99                  1328.05            10645.96
   08/03/99                  1322.18            10677.31
   08/04/99                  1305.33            10674.77
   08/05/99                  1313.71            10793.82
   08/06/99                  1300.29            10714.03
   08/09/99                  1297.80            10707.70
   08/10/99                  1281.43            10655.15
   08/11/99                  1301.93            10787.80
   08/12/99                  1298.16            10789.39
   08/13/99                  1327.68            10973.65
   08/16/99                  1330.77            11046.79
   08/17/99                  1344.16            11117.08
   08/18/99                  1332.84            10991.38
   08/19/99                  1323.59            10963.84
   08/20/99                  1336.61            11100.61
   08/23/99                  1360.22            11299.76
   08/24/99                  1363.50            11283.30
   08/25/99                  1381.79            11326.04
   08/26/99                  1362.01            11198.45
   08/27/99                  1348.27            11090.17
   08/30/99                  1324.02            10914.13
   08/31/99                  1320.41            10829.28
   09/01/99                  1331.07            10937.88
   09/02/99                  1319.11            10843.21
   09/03/99                  1357.24            11078.45
   09/07/99                  1350.45            11034.13
   09/08/99                  1344.15            11036.34
   09/09/99                  1347.66            11079.40
   09/10/99                  1351.66            11028.43
   09/13/99                  1344.13            11030.33
   09/14/99                  1336.29            10910.33
   09/15/99                  1317.97            10801.42
   09/16/99                  1318.48            10737.46
   09/17/99                  1335.42            10803.63
   09/20/99                  1335.53            10823.90
   09/21/99                  1307.58            10598.47
   09/22/99                  1310.51            10524.07
   09/23/99                  1280.41            10318.59
   09/24/99                  1277.36            10279.33
   09/27/99                  1283.31            10303.39
   09/28/99                  1282.20            10275.53
   09/29/99                  1268.37            10213.48
   09/30/99                  1282.71            10336.95
   10/01/99                  1282.81            10273.00
   10/04/99                  1304.60            10401.23
   10/05/99                  1301.35            10400.59
   10/06/99                  1325.40            10588.34
   10/07/99                  1317.64            10537.05
   10/08/99                  1336.02            10649.76
   10/11/99                  1335.21            10648.18
   10/12/99                  1313.04            10417.06
   10/13/99                  1285.55            10232.16
   10/14/99                  1283.42            10286.61
   10/15/99                  1247.41            10019.71
   10/18/99                  1254.13            10116.28
   10/19/99                  1261.32            10204.93
   10/20/99                  1289.43            10392.36
   10/21/99                  1283.61            10297.69
   10/22/99                  1301.65            10470.25
   10/25/99                  1293.63            10349.93
   10/26/99                  1281.91            10302.13
   10/27/99                  1296.71            10394.89
   10/28/99                  1342.44            10622.53
   10/29/99                  1362.93            10729.86

Source: Standard & Poor's Micropal and Dow Jones and Company. The S&P 500 is a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group presentation, with each stock's weight in the index proportionate to its market value. The DJIA is a price-weighted index based on the average market price of 30 blue chip stocks. Indexes are unmanaged.

The graph is intended to show the stock market's volatility, as reflected in the S&P 500 and DJIA, and does not illustrate the past or future performance of any fund in the Franklin Strategic Series.





represents more stocks than the Dow, opened the reporting period at 1335 and ended it at 1362, see-sawing as violently as the Dow along the way.(2)


RIDING THE ROLLER COASTER.
While such turbulence can be unsettling for investors, it is important to remember that volatility is a natural condition of securities markets. Over the long term, stocks and bonds have provided impressive results, and while catching the wave may be an appropriate pastime for surfers, it is not generally a good strategy for investors. For that reason, we urge you to consult with your investment representative and focus on your long-term goals rather than short-term market cycles.




(2) Source: Standard & Poor's Micropal. Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc.

We also encourage you to consider using an investment technique called dollar cost averaging. By investing a fixed dollar amount at regular intervals, you buy more shares when prices are low and fewer shares when prices are high, which can reduce your average cost per share. A note of caution: no investment technique can assure a profit or completely protect against loss, and before using this strategy, you should consider your ability to continue purchases through periods of changing economic conditions.(3)

Another good way to deal with market volatility is to diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own. In the following pages, you will find discussions of the six funds that compose the Franklin Strategic Series. While each of the funds has different objectives, their management teams all pursue long-term investment goals and follow the fundamental principles of careful selection and constant professional supervision.

As we enter the new millennium, we would like to take this opportunity to thank you for your support in the past. We welcome your comments and questions and look forward to serving you in the years to come.

Sincerely,




/s/ Rupert H. Johnson, Jr.
-------------------------
Rupert H. Johnson, Jr.
President
Franklin Strategic Series


(3) For more information on dollar cost averaging, contact your investment representative, or call Franklin Templeton, toll free, at 1-800/DIAL BEN (1-800/342-5236).

FRANKLIN AGGRESSIVE GROWTH FUND




--------------------------------------------------------------------------------

Your Fund's Goal: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in the equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared to the overall economy.

--------------------------------------------------------------------------------

Dear Shareholder:

It's a pleasure to bring you Franklin Aggressive Growth Fund's inaugural semiannual report, covering the period since the fund's inception on June 23, 1999, through October 31, 1999. During this time, the broad U.S. equity market posted a moderate performance due to investor concerns about inflation and rising interest rates, but technology stocks, fueled by strong earnings, generally performed well. These impressive earnings were largely the result of increased demand from Asia, expanded corporate spending due to e-commerce and the need for more advanced communications infrastructures. Benefiting from a large position in the technology sector, Franklin Aggressive Growth Fund - Class A shares posted a +63.90% cumulative total return for the period as shown in the Performance Summary beginning on page 8. Its benchmarks, the Russell 3000(R) Growth Index and the Standard & Poor's 400 Mid-Cap(R) Index, returned only 7.14% and 1.86%, respectively, for the same period.(1)





(1) Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 40 of this report.

During the four months under review, we searched for the best growth companies in the most dynamic industries, relying heavily on the research efforts of our large, experienced staff of research analysts. Reflecting our belief that economic growth is encouraged by and made more efficient by new technologies, we initiated several positions in various technology sectors. Because we felt that overall demand will continue to outpace supply over the intermediate term, we focused on semiconductor companies that supply chips to the communications market. These companies included Broadcom Corp., a broadband applications semiconductor manufacturer, and Alpha Industries Inc., a leading chip provider for wireless telephone handsets. At the close of the period, we also held large positions in several hardware companies such as Sun Microsystems Inc., whose products were experiencing significant demand.

Positioning the fund to take advantage of companies allocating an increasingly large percentage of their budgets to e-commerce, we invested in several leaders in that field. On October 31, 1999, Sapient Corp., a leading provider of consulting services for companies seeking to implement an e-commerce strategy, was one of the fund's largest holdings, with 2.2% of total net assets. Sapient is experiencing dramatic growth, as companies find themselves ill-equipped to handle such projects internally.

During the review period, many companies made their stock available to the public for the first time through initial public offerings (IPOs) and the fund selectively participated in several of them. Among companies making their public debut and positively impacting the fund's performance during the period were Red Hat Inc., a software manufacturer, and TiVo, Inc., a provider of innovative television subscription services. A significant portion of the fund's total return for the period was attributable to IPOs. However, the "hot" IPO market we experienced during the four months under review, which can produce extremely high profits over a short period of time, may not continue. In addition, as the size of a fund increases, the percentage IPOs will be able to contribute to the fund's total return will decrease.

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based On Total Net Assets
10/31/99


Electronic Technology ......................  35.8%
Technology Services ........................  25.8%
Telecommunications .........................   9.3%
Retail Trade ...............................   4.5%
Health Technology ..........................   3.9%
Commercial Services ........................   3.0%
Consumer Services ..........................   1.9%
Product Manufacturing ......................   1.7%
Consumer Non-Durables ......................   1.5%
Transportation .............................   1.0%
Cash and Equivalents .......................  11.6%

Top 10 Holdings
Franklin Aggressive Growth Fund
10/31/99

                                            % OF TOTAL
COMPANY                                      NET ASSETS
-------------------------------------------------------
Microsoft Corp.                                   3.6%

Cisco Systems Inc.                                2.4%

Sapient Corp.                                     2.2%

Apple Computer Inc.                               1.9%

VoiceStream Wireless Corp.                        1.8%

Qwest Communications
International Inc.                                1.8%

Vitesse Semiconductor
Corp.                                             1.8%

Polycom Inc.                                      1.7%

Comverse Technology Inc.                          1.7%

Partner Communications Co.                        1.7%




Amidst this period's market volatility, we elected to sell several positions, because we felt the share price was excessive or the fundamental outlook for the company had deteriorated. Among those sold during the period was Charles Schwab Corp., a leading discount brokerage firm with a large presence in the online trading market. This market is becoming more competitive, making the growth outlook for Schwab less certain. Until Schwab's fundamental outlook improves, we are more comfortable on the sidelines.

Looking forward, despite market uncertainty regarding interest rates, we remain confident that the market will continue to reward companies with sustainable competitive advantages and favorable growth prospects. The strong U.S. economy provides a favorable backdrop for growth, and we expect the market leaders to thrive in this environment. We anticipate the stock market advance could include sectors that have been overlooked, understanding that this could negatively impact valuations of some of the fund's holdings, particularly in technology, over the short term. We shall continue to search for attractive growth stocks in a wide range of sectors that would benefit from a broadening market.

Sincerely,



/s/ Michael McCarthy
--------------------
Michael McCarthy




/s/ John P. Scandalios
----------------------
John P. Scandalios
Portfolio Management Team
Franklin Aggressive Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN AGGRESSIVE GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.





CLASS A:
Subject to the current, maximum 5.75% initial sales charge.

CLASS B:
Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C:
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:
No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.





PRICE INFORMATION


                                                                    INCEPTION
                                       CHANGE      10/31/99         (6/23/99)
-----------------------------------------------------------------------------
CLASS A
Net Asset Value                        +$6.39     $   16.39        $   10.00

CLASS B
Net Asset Value                        +$6.39     $   16.39        $   10.00

CLASS C
Net Asset Value                        +$6.38     $   16.38        $   10.00

ADVISOR CLASS
Net Asset Value                        +$6.41     $   16.41        $   10.00




8            Past performance is not predictive of future results.

PERFORMANCE

                                                                    INCEPTION
                                                                    (6/23/99)
-----------------------------------------------------------------------------
CLASS A

Cumulative Total Return(1)                                            +63.90%

Aggregate Total Return(2)                                             +54.48%

Value of $10,000 Investment(3)                                       $15,448


CLASS B

Cumulative Total Return(1)                                            +63.90%

Aggregate Total Return(2)                                             +59.90%

Value of $10,000 Investment(3)                                       $15,990


CLASS C

Cumulative Total Return(1)                                            +63.80%

Aggregate Total Return(2)                                             +61.19%

Value of $10,000 Investment(3)                                       $16,119

ADVISOR CLASS

Cumulative Total Return(1)                                            +64.10%

Aggregate Total Return(2)                                             +64.10%

Value of $10,000 Investment(3)                                       $16,410

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Since the fund has existed for less than one year, the figures represent aggregate total return since inception, including the maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.                          9

FRANKLIN BLUE CHIP FUND

--------------------------------------------------------------------------------

Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.

--------------------------------------------------------------------------------

We are pleased to report that Franklin Blue Chip Fund - Class A outperformed the benchmark Standard & Poor's(R) 500 (S&P 500(R)) Composite Index over the six-month reporting period, with a 7.49% total return, versus 2.74% for the S&P
500. The fund also performed well for the fiscal year through October 31, 1999, delivering a +28.39% cumulative total return, compared with +25.67% for the S&P 500.(1)

The fund's positive performance took place against a backdrop of revived international economic growth as global gross domestic product rose an annualized rate of 2.7% for the second quarter '99. This rate is estimated to be 4.5% for the third quarter '99.(2) Most of this growth took place without triggering inflation, but by period's end, commodity prices began to rise. For most of the period, solid global growth and benign inflation contributed to strong U.S. corporate earnings. Stocks of companies with the strongest earnings growth and the least sensitivity to rising interest rates performed the best, and the technology sector, which represents approximately a quarter of the S&P 500, outperformed all other industries. The health care and communication services sectors also delivered above-average performances. Our overweight allocation in these sectors contributed significantly to the fund's superior returns relative to its benchmark for the six months ended October 31, 1999.


(1) The index is unmanaged and includes reinvested returns; one cannot invest directly in an index.

(2) Source: J.P. Morgan Global Economic Forecast, 11/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 44 of this report.

Although the technological revolution involving the Internet is transforming the way business is conducted, we feel that in the short term, the only clear winners are consumers and equipment makers building the backbone of the system. Since no one knows how long the boom in many of the Internet stocks will last, we believe telecommunications equipment stocks offer a more rational way to participate in the Internet's growth. With data traffic doubling every three months, traditional carriers are being challenged not only to add capacity to existing networks but to build entirely new networks based on lower cost technologies. This has produced extremely strong demand for telecommunications equipment, benefiting some of our holdings such as Lucent Technologies Inc., Cisco Systems Inc., Comverse

PORTFOLIO BREAKDOWN
Franklin Blue Chip Fund
Based on Total Net Assets
10/31/99

Technology               26.4%
Financials               13.2%
Capital Goods             9.0%
Communication Services    8.6%
Consumer Staples          8.4%
Health Care               8.1%
Consumer Cyclicals        7.2%
Energy                    4.8%
Basic Materials           4.3%
Utilities                 2.4%
Cash & Equivalents        7.6%

TOP 10 HOLDINGS
Franklin Blue Chip Fund
Based on Total Net Assets
10/31/99

COMPANY,                                 % OF TOTAL
INDUSTRY, COUNTRY                        NET ASSETS
---------------------------------------------------
Microsoft Corp
Technology, U.S.                           3.90%

General Electric Co.
Capital Goods, U.S.                        3.25%

Intel Corp.
Technology, U.S.                           2.38%

Wal-Mart Stores Inc.
Consumer Cyclicals, U.S.                   2.20%

Citigroup Inc.
Financials, U.S.                           2.11%

Capital One Financial Corp.
Financials, U.S.                           2.01%

Chase Manhattan Corp.
Financials, U.S.                           1.99%

Sony Corp.
Capital Goods, Japan                       1.98%

MCI WorldCom Inc.
Communication Services,
U.S.                                       1.95%

Cisco Systems Inc.
Technology, U.S.                           1.76%


Technology Inc. and Tellabs Inc. Since, in our opinion, consumers probably will continue to demand incremental speed and capacity improvements as cable modems and digital subscriber lines (DSL) become more pervasive, we feel the long-term outlook for carrier spending appears very positive. We shall, therefore, continue to search for companies that can provide the "best of breed" technologies for the next generation's core networks.

During the reporting period, we also increased our holdings of financial stocks because we viewed the weakness induced in this sector by rising interest rates as a buying opportunity. We believe that strong consumer demand and the U.S. Congress' passage of the Financial Services Reform Act will benefit this sector significantly. This act will end the separation of banking, insurance and securities investment and legitimize last year's merger of the Travelers Group insurance and Citicorp banking companies, which resulted in Citigroup Inc. -- our largest financial holding and one to which we added throughout the reporting period.

Looking forward, we shall continue to focus on companies that are dominant in their markets, boast excellent management and possess solid revenue growth, strong EBITDA (earnings before interest, taxes, depreciation and amortization) or stalwart earnings growth. This rigorous analysis should eliminate all but the highest quality companies, and the fund's long-term orientation should lead to lower portfolio turnover and associated costs -- strategies we believe should benefit the fund's shareholders in the new millennium.

Sincerely,




/s/ Sally E. Haff
----------------
Sally E. Haff
Portfolio Manager
Franklin Blue Chip Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



SALLY EDWARDS HAFF, CFA

Sally Edwards Haff is a senior vice president of Franklin Advisers, Inc. She is the portfolio manager of Franklin Blue Chip Fund and Franklin Utilities Fund.

Ms. Haff joined Franklin in 1986 as a management trainee. Prior to her current responsibilities, she managed Franklin Global Utilities Fund, Franklin Convertible Securities Fund and Franklin Valuemark Global Utilities. She was also an industry analyst specializing in utilities, networking equipment, tobacco, food, consumer goods and emerging growth industries.

Ms. Haff is a Chartered Financial Analyst (CFA) and holds a bachelor of arts degree in economics from the University of California at Santa Barbara. She is a member of the Security Analysts of San Francisco, the International Society of Financial Analysts and the Association for Investment Management and Research
(AIMR).

FRANKLIN BLUE CHIP FUND



PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases total return to shareholders. If the manager had not taken this action, the fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.



PRICE INFORMATION


CLASS A                        CHANGE        10/31/99   4/30/99
---------------------------------------------------------------
Net Asset Value                +$1.08         $15.49    $14.41


PERFORMANCE

                                                                                                                           INCEPTION
CLASS A                                                        6-MONTH              1-YEAR             3-YEAR               (6/3/96)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                       +7.49%             +28.39%             +54.95%             +58.67%

Average Annual Total Return(2)                                   +1.31%             +21.00%             +13.47%             +12.49%

Value of a $10,000 Investment(3)                                $10,131            $ 12,100            $ 14,610            $ 14,954


                                                                                   10/31/97              10/31/98           10/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                                                             +8.25%               +11.58%            +28.39%





(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


14           Past performance is not predictive of future results.

FRANKLIN CALIFORNIA GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The fund also may invest in foreign securities.

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report for the Franklin California Growth Fund, which covers the six months ended October 31, 1999. During this time, investors contended with rising interest rates, mounting political tensions in the Far East, and a large supply of equity offerings. At the beginning of the period, stocks of cyclical companies surged in popularity, with smaller- and medium-capitalization stocks performing better than those of large-cap companies. Technology stocks generally were weak and shares of many Internet-related companies fell 50% from their all-time highs. During the period's second half, the U.S. stock market shifted and technology stocks took the lead. However, with seasonal summer weakness and concerns about potential manufacturing constraints following the September earthquake in Taiwan, this sector was extremely volatile.

Within this environment, we are happy to announce that the Franklin California Growth Fund - Class A posted a +32.10% six-month cumulative total return as shown in the Performance Summary beginning on page 18. The Standard & Poor's(R) 500 Index, the Franklin California 250 Growth Index(R) and the Bloomberg California Index posted returns of 2.75%,(1) 27.12%(2) and 25.13%,(3) respectively, for the same period.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 50 of this report.

PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
10/31/99


Electronic Technology ......................  35.7%
Technology Services ........................  18.2%
Health Technology ..........................   7.5%
Real Estate ................................   5.8%
Finance ....................................   5.3%
Consumer Services ..........................   4.0%
Retail Trade ...............................   3.5%
Utilities ..................................   3.3%
Energy Minerals ............................   1.9%
Commercial Services ........................   1.8%
Industrial Services ........................   1.6%
Consumer Durables ..........................   1.3%
Other Sectors ..............................   4.6%
Cash and Equivalents .......................   5.5%



The fund's strong performance during the reporting period was due primarily to technology holdings such as JDS Uniphase, Sun Microsystems, BroadVision, VERITAS, and Applied Micro Circuits. Because they provide the hardware, software, and communications products used in electronic commerce, many of them can be classified as "Internet infrastructure" investments. Primarily as a result of the rise in value of these stocks, the technology sector represented 54.4% of the fund's portfolio (versus 48.2% for the Franklin California 250 Growth Index) on October 31, 1999. In our opinion, long-term demand for communications, e-commerce growth, and the need for increased bandwidth should benefit companies in this sector for an extended period of time. During the period under review, we limited our holdings of software companies because some firms were reducing spending in this area due to concerns about Y2K. However, we may increase our holdings in this sector if Y2K fears decrease at the start of 2000.

Because interest rates appeared to be trending upward during the reporting period, we remained underweighted in interest-rate sensitive financial and electric utility companies. We did, however, increase our holdings in the real estate investment trust (REIT) sector, which, in our opinion, has the potential for solid capital appreciation prospects due to attractive fundamental valuations. And since they tend to be negatively correlated with technology stocks, our REIT exposure helped reduce the fund's overall volatility. Despite a large weighting in the technology sector, the rest of the fund remains broadly diversified across numerous industries, such as health care, retail, consumer products, and consumer services.



(1) Source: Standard & Poor's Micropal. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. It is one of the most widely used benchmarks of U.S. equity performance.

(2) Source: CDA/Weisenberger. The Franklin California 250 Growth Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

(3) Source: Bloomberg. The Bloomberg California Index is price weighted and measures the performance over 700 California-based companies.

Looking forward, we are optimistic about the prospects for the Franklin California Growth Fund. The U.S. economy is healthy, inflation appears to be under control, and California is an economic powerhouse. Home to 12% of our nation's population, it represents about 13% of the U.S. gross domestic product and generates over $1 trillion of goods and services. With almost 1,400 publicly traded companies doing business in the state, we have a plethora of investment ideas from which to choose, and we shall continue to leverage our resources as we seek to take advantage of these myriad opportunities for the fund's shareholders.

It is important to remember that there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

Thank you for your participation in Franklin California Growth Fund. We welcome any comments or suggestions you may have, and look forward to serving your investment needs in the years to come.

Sincerely,




/s/ Conrad B. Herrmann
----------------------
Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund


TOP 10 HOLDINGS
Franklin California Growth Fund
10/31/99

COMPANY                                       % OF TOTAL
INDUSTRY                                      NET ASSETS
--------------------------------------------------------
JDS Uniphase Corp.
Electronic Technology                             4.5%

Cisco Systems Inc.
Electronic Technology                             3.5%

BroadVision Inc.
Technology Services                               3.0%

VERITAS Software Co.
Technology Services                               2.9%

Sun Microsystems Inc.
Electronic Technology                             2.5%

Applied Micro Circuits Corp.
Electronic Technology                             2.1%

Genentech Inc.
Health Technology                                 2.0%

Xilinx Inc.
Electronic Technology                             1.8%

Siebel Systems Inc.
Technology Services                               1.7%

Linear Technology Corp.
Electronic Technology                             1.6%


This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN CALIFORNIA
GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as each class's level of expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge. Thus, actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, the fund's total returns would have been lower.

CLASS B:
Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE        10/31/99   4/30/99
----------------------------------------------------------------
Net Asset Value                +$8.18         $33.99    $25.81

                               DISTRIBUTIONS (5/1/99 - 10/31/99)

Dividend Income                $0.0788


CLASS B                        CHANGE        10/31/99   4/30/99

Net Asset Value                +$8.04         $33.78    $25.74

                               DISTRIBUTIONS (5/1/99 - 10/31/99)

Dividend Income                $0.0663


CLASS C                        CHANGE        10/31/99   4/30/99

Net Asset Value                +$8.08         $33.71    $25.63

                               DISTRIBUTIONS (5/1/99 - 10/31/99)

Dividend Income                $0.0175




18           Past performance is not predictive of future results.

PERFORMANCE

                                                                    INCEPTION
CLASS A                                6-MONTH   1-YEAR   5-YEAR    (10/30/91)
------------------------------------------------------------------------------
Cumulative Total Return(1)              +32.10%  +62.08% +250.31%    +415.48%

Average Annual Total Return(2)          +24.52%  +52.76%  +26.98%     +21.84%

Value of $10,000 Investment(3)          $12,452  $15,276  $33,018     $48,579


                               10/31/95  10/31/96  10/31/97  10/31/98 10/31/99
------------------------------------------------------------------------------
One-Year Total Return(4)       +45.31%    +24.61%   +25.40%   -4.73%   +62.08%



                                                                       INCEPTION
CLASS B                                               6-MONTH           (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                            +31.58%           +39.32%

Aggregate Total Return(2)                             +27.58%           +35.32%

Value of $10,000 Investment(3)                       $ 12,758          $ 13,532



                                                                       INCEPTION
CLASS C                           6-MONTH       1-YEAR      3-YEAR      (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        +31.62%      +60.94%     +89.39%      +103.54%

Average Annual Total Return(2)    +29.30%      +58.31%     +23.30%       +24.84%

Value of $10,000 Investment(3)   $ 12,930     $ 15,831    $ 18,747     $  20,153

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         19

FRANKLIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

Your Fund's Goal: Franklin Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in companies with market capitalizations of $8.5 billion or more.

--------------------------------------------------------------------------------
Dear Shareholder:

It's a pleasure to bring you Franklin Large Cap Growth Fund's first semiannual report, which covers the period since the fund's inception on June 7, 1999, through October 31, 1999. During the four months under review, the U.S. economy continued its robust expansion. Overall earnings for companies in the Standard & Poor's(R) 500 (S&P 500(R)) Index, a market measure of large-cap companies, were relatively strong during the period, but investor concerns about inflation and rising interest rates led to modest returns for most stocks, including large-cap growth stocks. Within this environment, Franklin Large Cap Growth Fund - Class A shares provided a +12.3% cumulative total return for the reporting period as shown in the Performance Summary beginning on page 24. The S&P 500, the fund's benchmark, posted a return of 2.82% for the same period.(1)

As you know, Franklin Large Cap Growth Fund focuses on large, successful and established public companies with better-than-average prospects for revenue growth. We seek to buy shares of strong companies whose highly competitive and innovative visions can help drive sustainable revenues and healthy earnings increases. On October 31, 1999, the fund held 89% of total net assets in equities and 11% in cash and equivalents. The portfolio was most heavily weighted in higher growth industries such as electronic technology, health technology, technology services and telecommunications.


(1) The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 59 of this report.

The value of many of our electronic technology and technology services shares rose substantially, with the fund's two largest positions, Microsoft Corp. and Cisco Systems Inc., appreciating 15.3% and 28.3%, respectively, due to strong demand for their products. Several of the fund's semiconductor holdings such as Intel Corp., Texas Instruments Inc., Applied Materials Inc. and Xilinx Inc. also performed extremely well, as the sector's cyclical upturn yielded better earnings and robust results for several of the fund's holdings. Other solid performers in the electronic technology industry included Nortel Networks Corp., Nokia Corp. and Sun Microsystems Inc., all of which gained more than 30% during the period.

In technology services, Oracle Corp. and VERITAS Software Corp. advanced on dramatic profit growth driven by their industry-leading software. However, not all technology stocks performed well. International Business Machines Corp.
(IBM) and Hewlett-Packard Co. saw their stock prices fall, as investor concerns mounted that clients would buy fewer mainframes and servers to make repairs related to potential year-2000 computer problems.

Our health technology holdings, which consisted primarily of major pharmaceuticals and biotechnology companies, provided mixed results. Within the major pharmaceuticals sector, strength in Warner-Lambert Co. and Pfizer Inc. was offset by Eli Lilly & Co. and Schering-Plough Corp.'s weaker performances. In the biotechnology sector, Genentech Inc. produced strong gains following its initial public offering but Biogen Inc.'s stock price suffered, when the company announced it was halting clinical trials of a promising new drug. However, we believe that health technology industry fundamentals remain sound due to a rapidly aging U.S. population and the market potential for new blockbuster drugs, and we intend to continue investing in this sector.




PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based on Total Net Assets
10/31/99

Telecommunications Equipment           9.9%
Major Pharmaceuticals                  8.9%
Semiconductors                         8.2%
Computer Software                      7.4%
Major U.S. Telecommunications          5.7%
Computer Hardware                      4.8%
Discount Stores                        4.6%
Entertainment                          3.8%
Consumer Staples                       3.4%
Cellular                               3.2%
Other Industries                      29.1%
Cash and Equivalents                  11.0%

Taking advantage of market volatility during the period, we purchased shares of telecommunications firms with competitive advantages and dynamic growth strategies. We initiated positions in telecommunications giants AT&T Corp. and MCI WorldCom Inc. at what we believed to be bargain prices. Although these stocks declined over the period, we feel strongly that these companies have exciting growth prospects. We also initiated a position in Qwest Communications International Inc., which should excel due to its newly computed, high-capacity national fiber network, at attractive prices.


TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
10/31/99

                                       % OF TOTAL
COMPANY                                NET ASSETS
-------------------------------------------------
Microsoft Corp.                            3.8%

Cisco Systems Inc.                         2.9%

General Electric Co.                       2.7%

JDS Uniphase Corp.                         2.2%

Nortel Networks Corp.                      2.0%

Schering-Plough Corp.                      2.0%

Qwest Communications
International Inc.                         1.9%

Intel Corp.                                1.8%

Citigroup Inc.                             1.8%

Warner-Lambert Co.                         1.8%

Looking forward, we are optimistic about prospects for well-run, large-cap growth companies. Many of them have demonstrated an ability to maintain revenue and earnings growth through their market leadership positions or ability to gain market share. In our opinion, they have created high barriers to entry for competitors while generating solid profit margins and offer attractive investment opportunities for Franklin Large Cap Growth Fund's shareholders.

Sincerely,




/s/ Theresa Spath
-----------------
Theresa Spath




/s/ Edward B. Jamieson
----------------------
Edward B. Jamieson




/s/ Jason R. Nunn
-----------------
Jason R. Nunn
Portfolio Management Team
Franklin Large Cap Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN LARGE CAP GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A:
Subject to the current, maximum 5.75% initial sales charge.

CLASS B:
No initial sales charge, but subject to a contingent deferred sales charge
(CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C:
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:
No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.





PRICE INFORMATION

                                                                      INCEPTION
CLASS A                                    CHANGE     10/31/99         (6/7/99)
--------------------------------------------------------------------------------
Net Asset Value                           +$1.23     $   11.23        $   10.00


                                                                      INCEPTION
CLASS B                                    CHANGE     10/31/99         (6/7/99)
--------------------------------------------------------------------------------
Net Asset Value                           +$1.20     $   11.20        $   10.00


                                                                      INCEPTION
CLASS C                                    CHANGE     10/31/99         (6/7/99)
--------------------------------------------------------------------------------
Net Asset Value                           +$1.19     $   11.19        $   10.00


                                                                      INCEPTION
ADVISOR CLASS                              CHANGE     10/31/99         (6/7/99)
--------------------------------------------------------------------------------
Net Asset Value                           +$1.24     $   11.24        $   10.00


24           Past performance is not predictive of future results.

PERFORMANCE

                                                                       INCEPTION
CLASS A                                                                 (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +12.30%

Aggregate Total Return(2)                                                 +5.84%

Value of $10,000 Investment(3)                                          $ 10,584


                                                                       INCEPTION
CLASS B                                                                 (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +11.90%

Aggregate Total Return(2)                                                 +8.00%

Value of $10,000 Investment(3)                                          $ 10,800


                                                                       INCEPTION
CLASS C                                                                 (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +11.90%

Aggregate Total Return(2)                                                 +9.80%

Value of $10,000 Investment(3)                                          $ 10,980


                                                                       INCEPTION
ADVISOR CLASS                                                           (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +12.40%

Aggregate Total Return(2)                                                +12.40%

Value of $10,000 Investment(3)                                          $ 11,240

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Since the fund has existed for less than one year, the figures represent aggregate total return since inception, including the maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.                         25

FRANKLIN MIDCAP GROWTH FUND


PORTFOLIO BREAKDOWN
Franklin MidCap Growth Fund
Based on Total Net Assets
10/31/99


Electronic Technology ......................  25.9%
Technology Services ........................  15.6%
Utilities ..................................   7.8%
Finance ....................................   7.4%
Commercial Services ........................   5.0%
Consumer Services ..........................   4.9%
Retail Trade ...............................   4.8%
Industrial Services ........................   3.8%
Process Industries .........................   3.3%
Transportation .............................   2.5%
Other ......................................   9.6%
Cash and Equivalents .......................   9.4%


--------------------------------------------------------------------------------

Your Fund's Goal: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies -- those with a market capitalization between $1 billion and $8 billion.(1)

--------------------------------------------------------------------------------

During the six months ended October 31, 1999, a period of severe market volatility, many investors concerned about rising interest rates balked at the lofty valuations of large capitalization (large-cap) stocks and those with higher price-to-earnings ratios generally were punished. At the same time, strong demand for initial public offerings in the technology sector contributed to the overall positive performance of small capitalization (small-cap) stocks. Mid-cap stocks participated in the small-cap rally at the beginning of the period, but began sagging in the summer months. Within this environment, Franklin MidCap Growth Fund - Class A delivered a six-month cumulative total return of +13.41% as shown in the Performance Summary on page 29. The Standard & Poor's(R) MidCap 400 Index, the fund's benchmark, provided a return of 1.86% for the same period.(2)


(1) There are special risks associated with investing in a fund seeking long-term capital growth from small- to medium-size companies that have less certain growth prospects than large-cap companies and greater sensitivity to changing economic conditions. These and other risks are discussed in the fund's prospectus.

(2) The Standard & Poor's MidCap 400 is a market value weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. Indices include reinvested dividends. One cannot invest directly in an index, nor is the index representative of the fund's portfolio.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 63 of this report.

The fund's strong performance was due largely to its overweight allocation to technology and telecommunications stocks, which rallied throughout the reporting period. Specific contributors included VoiceStream Wireless Corporation, a wireless communications company, and Siebel Systems Inc., a provider of sales and marketing information software systems. In the telecommunications equipment sector, we saw growth opportunities with such companies as Comverse Technology Inc., General Instrument Corp. and JDS Uniphase Corp. Meanwhile, our moderate positions in the Internet infrastructure sector, BroadVision Inc., Vignette Corporation and Exodus Communications Inc., also appreciated significantly during the reporting period.

Other holdings that performed well included AMFM Inc., which owns and operates radio stations, and Tiffany & Co., a jewelry retailer highlighted in our previous report.

During the period, we reduced our finance-sector exposure as rising interest rates generated uncertainty in our minds about financial stocks' near-term prospects. In our opinion, higher rates could increase these companies' operating costs and decrease their lending activity. We also reduced our already small health-care stock exposure because of concerns about managed-care pricing.


TOP 10 HOLDINGS
Based on Total Net Assets
10/31/99

COMPANY                                      % OF TOTAL
INDUSTRY                                     NET ASSETS
-------------------------------------------------------
Siebel Systems Inc.
Technology Services                              3.25%

VoiceStream Wireless Corp.
Utilities                                        3.05%

VERITAS Software Co.
Technology Services                              2.66%

JDS Uniphase Corp.
Electronic Technology                            2.31%

Tiffany & Co.
Retail Trade                                     2.06%

Altera Corp.
Electronic Technology                            1.99%

Comverse Technology
Electronic Technology                            1.96%

Vitesse Semiconductor
Electronic Technology                            1.81%

General Instrument Co.
Electronic Technology                            1.66%

Western Wireless Corp.
Utilities                                        1.63%

Looking forward, we are optimistic about long-term prospects for Franklin MidCap Growth Fund. Although we have rebalanced the portfolio in an attempt to more closely match the fund's benchmark sector weightings and reduce our holdings to fewer, higher quality stocks, we remain committed to our strategy of broad diversification across industries. We believe this strategy should minimize company-specific risk, while allowing us to concentrate holdings in what we feel are leading companies.

We thank you for your participation in Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,



/s/Catherine Roberts Bowman
---------------------------
Catherine Roberts Bowman
Portfolio Manager
Franklin MidCap Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


FRANKLIN MIDCAP
GROWTH FUND


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/99   4/30/99
---------------------------------------------------------------
Net Asset Value                +$2.12         $18.27    $16.15


                               DISTRIBUTIONS (5/1/99 - 10/31/99)
                               ---------------------------------
Dividend Income                $0.0396


PERFORMANCE

                                                                     Inception
Class A                            6-Month     1-Year    5-Year     (8/17/93)(5)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +13.41%    +34.99%   +121.83%     +131.74%

Average Annual Total Return(2)     +6.86%     +27.20%    +15.89%      +13.42%

Value of $10,000 Investment(3)     $10,686    $12,720    $20,908      $21,842



                            10/31/95 10/31/96  10/31/97   10/31/98  10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(4)    +26.81%   +19.00%   +26.79%   -14.11%   +34.99%


CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5) On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.

On June 1, 1996, the fund became available to retail investors. Prior to that date, it was only offered to institutional investors (without a sales charge or 12b-1 fees).


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         29

FRANKLIN SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

Your Fund's Goal: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1.5 billion at the time of investment.

--------------------------------------------------------------------------------

Dear Shareholder:

During the six months ended October 31, 1999, the U.S. stock market was buffeted by contradictory and inconclusive inflation indicators, which depressed the prices of most shares. Generally, when fears of inflation arise, prices of growth stocks such as technology stocks decline. In the period under review, the market was subjected to several brief periods of such fears and, as one would expect, prices of technology shares fell. However, following each inflation scare, the technology sector rebounded quickly, presenting us with an unusual situation in which the broad market was weak due to inflationary fears while the sector usually most vulnerable to inflationary fears appeared to be invincible. In our opinion, the surprisingly good performance of technology stocks was primarily due to strong earnings, resurgent Asian electronics demand and high levels of communications infrastructure investment.

INDUSTRY BREAKDOWN
Franklin Small Cap Growth Fund
Based on Total Net Assets
10/31/99


Technology Services ........................  27.5%
Electronic Technology ......................  24.1%
Finance ....................................   7.1%
Telecommunications .........................   4.0%
Consumer Services ..........................   3.7%
Energy Minerals ............................   3.3%
Industrial Services ........................   3.2%
Transportation .............................   2.9%
Producer Manufacturing .....................   2.5%
Health Services ............................   0.9%
Other ......................................  11.7%
Cash and Equivalents .......................   9.1%




You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 69 of this report.

During the reporting period, energy-related stocks also performed extremely well as global supply agreements and global economic optimism pushed the price of oil higher. Overweighted in both the technology and energy sectors, Franklin Small Cap Growth Fund - Class A provided a +26.17% six-month cumulative total return, as discussed in the Performance Summary on page 34. The Russell 2000(R) Small Stock Index and the Standard & Poor's 500(R) Composite Index posted returns of only -0.25% and 2.74% for the same period.(1)

Believing that the ability of technology to deliver more value at lower cost would mitigate incipient inflation, we made many Internet-related investments during the period under review. These included Internet service providers, communications hardware suppliers, technology consulting services and Internet software companies. Convinced that the inefficiencies of many markets (financial services, retail and communications to name a few) can be exposed and exploited by new Internet applications, we searched for companies that can provide them.


TOP 10 HOLDINGS
Franklin Small Cap Growth Fund
10/31/99

COMPANY                                     % OF TOTAL
INDUSTRY                                    NET ASSETS
------------------------------------------------------
JDS Uniphase Corp.
Electronic Technology                           3.4%

VoiceStream Wireless Corp.
Utilities                                       2.6%

PMC Sierra Inc.
Electronic Technology                           2.5%

i2 Technologies Inc.
Technology Services                             2.2%

VERITAS Software Corp.
Technology Services                             1.7%

BroadVision Inc.
Technology Services                             1.7%

Gemstar International
Group Ltd.
Electronic Technology                           1.5%

Expeditors International
of Washington Inc.
Transportation                                  1.4%

Micromuse Inc.
Technology Services                             1.3%

Synopsys Inc.
Electronic Technology                           1.3%


(1) Source: Standard & Poor's(R) Micropal (Frank Russell).

Because economic growth is fueled by new technologies, we expect to continue to overweight the technology sector. However, we also expect investor interest in the stock market to broaden to sectors that have been overlooked, and we understand this may negatively affect valuations of our technology holdings, including our Internet-related holdings. We shall therefore continue to invest in a wide range of sectors that may benefit from such a market broadening.

Of course, special risks are involved with investing in a fund seeking long-term growth from small or relatively new or unseasoned companies, as well as from foreign securities. These risks, which include relatively small revenues, limited product lines and small market share, along with currency fluctuations and the political uncertainty associated with foreign investing, are further discussed in the fund's prospectus.

We thank you for your participation in Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,




/s/ Edward B. Jamieson
---------------------
Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of each class's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:
No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

PRICE INFORMATION

CLASS A                                     CHANGE      10/31/99         4/30/99
--------------------------------------------------------------------------------
Net Asset Value                            +$6.45     $   31.10        $   24.65


CLASS C                                     CHANGE      10/31/99         4/30/99
--------------------------------------------------------------------------------
Net Asset Value                            +$6.25     $   30.57        $   24.32


ADVISOR CLASS                               CHANGE      10/31/99         4/30/99
--------------------------------------------------------------------------------
Net Asset Value                            +$6.51     $   31.25        $   24.74


34           Past performance is not predictive of future results.

PERFORMANCE


                                                                                                                           INCEPTION
CLASS A                                          6-MONTH           1-YEAR            3-YEAR            5-YEAR              (2/14/92)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +26.17%           +59.87%           +69.50%           +184.22%            +325.92%

Average Annual
Total Return(2)                                  +18.93%           +50.64%           +16.90%            +21.79%             +19.75%

Value of $10,000
Investment(3)                                   $ 11,893          $ 15,064          $15,976           $ 26,792             $40,144


                                                 10/31/95          10/31/96          10/31/97            10/31/98           10/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                         +34.31%           +24.85%           +27.65%             -16.94%           +59.87%



                                                                                                                          INCEPTION
CLASS C                                                        6-MONTH             1-YEAR              3-YEAR              (10/2/95)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                     +25.70%             +58.73%             +65.80%             +100.06%

Average Annual Total Return(2)                                 +23.43%             +56.12%             +17.97%              +18.21%

Value of $10,000 Investment(3)                                $ 12,343            $ 15,612            $ 16,417            $  19,805


                                                              10/31/96             10/31/97             10/31/98            10/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                                      +23.96%              +26.64%              -17.52%              +58.73%



                                                                                                                           INCEPTION
ADVISOR CLASS(5)                                  6-MONTH           1-YEAR            3-YEAR             5-YEAR            (2/14/92)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +26.31%           +60.29%           +72.99%           +190.77%           +334.69%

Average Annual
Total Return(2)                                   +26.31%           +60.29%           +20.04%            +23.74%            +20.99%

Value of $10,000
Investment(3)                                    $ 12,631          $ 16,029          $ 17,299          $  29,007          $ 43,469


                                                    10/31/95          10/31/96          10/31/97          10/31/98          10/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                             +34.31%           +24.85%           +27.91%           -16.60%           +60.29%


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5) On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +62.79% and +18.77%, respectively.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         35

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN AGGRESSIVE GROWTH FUND

                                                                                                                         CLASS A
                                                                                                                  ------------------
                                                                                                                    OCTOBER 31, 1999
                                                                                                                  (UNAUDITED)(2),(9)
                                                                                                                  ------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................................................              $10.00
                                                                                                                  ------------------
Income from investment operations:
 Net investment loss ......................................................................................                (.02)
 Net realized and unrealized gains ........................................................................                6.41
                                                                                                                  ------------------
Total from investment operations ..........................................................................                6.39
                                                                                                                  ------------------
Net asset value, end of period ............................................................................             $ 16.39
                                                                                                                  ==================

Total return* .............................................................................................               63.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................................................             $11,363
Ratios to average net assets:
 Expenses .................................................................................................             1.23%(1)
 Expenses excluding waiver and payments by affiliate ......................................................             1.61%(1)
 Net investment loss ......................................................................................            (.44)%(1)
Portfolio turnover rate ...................................................................................            91.19%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(2) For the period June 23, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                                  CLASS B
                                                                                            ------------------
                                                                                              OCTOBER 31, 1999
                                                                                            (UNAUDITED)(2),(9)
                                                                                            ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................            $10.00
                                                                                            ------------------
Income from investment operations:
 Net investment loss ..................................................................              (.05)
 Net realized and unrealized gains ....................................................              6.44
                                                                                            ------------------
Total from investment operations ......................................................              6.39
                                                                                            ------------------
Net asset value, end of period ........................................................            $16.39
                                                                                            ==================
Total return* .........................................................................             63.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................            $1,494
Ratios to average net assets:
 Expenses .............................................................................              1.80%(1)
 Expenses excluding waiver and payments by affiliate ..................................              2.18%(1)
 Net investment loss ..................................................................            (1.05)%(1)
Portfolio turnover rate ...............................................................             91.19%


* Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(2) For the period June 23, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                                     CLASS C
                                                                                              ------------------
                                                                                                OCTOBER 31, 1999
                                                                                              (UNAUDITED)(2),(9)
                                                                                              ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................              $10.00
                                                                                              ------------------
Income from investment operations:
 Net investment loss ..................................................................              (.05)
 Net realized and unrealized gains ....................................................              6.43
                                                                                              ------------------
Total from investment operations ......................................................              6.38
                                                                                              ------------------
Net asset value, end of period ........................................................            $16.38
                                                                                              ==================
Total return* .........................................................................             63.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................            $3,999
Ratios to average net assets:
 Expenses .............................................................................              1.83%(1)
 Expenses excluding waiver and payments by affiliate ..................................              2.21%(1)
 Net investment loss ..................................................................             (1.11)%(1)
Portfolio turnover rate ...............................................................             91.19%



* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(2) For the period June 23, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                                ADVISOR CLASS
                                                                                              ------------------
                                                                                               OCTOBER 31, 1999
                                                                                              (UNAUDITED)(2),(9)
                                                                                              ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................             $10.00
                                                                                              ------------------
Income from investment operations:
 Net investment loss ..................................................................               (.01)
 Net realized and unrealized gains ....................................................               6.42
                                                                                              ------------------
Total from investment operations ......................................................               6.41
                                                                                              ------------------
Net asset value, end of period ........................................................             $16.41
                                                                                              ==================

Total return* .........................................................................              64.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................            $29,510
Ratios to average net assets:
 Expenses .............................................................................                .90%(1)
 Expenses excluding waiver and payments by affiliate ..................................               1.28%(1)
 Net investment loss ..................................................................              (.15)%(1)
Portfolio turnover rate ...............................................................              91.19%



* Total return is not annualized for periods less than one year.

(1) Annualized

(2) For the period June 23, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.


                       See notes to financial statements.                     39

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)

  FRANKLIN AGGRESSIVE GROWTH FUND                                                           SHARES       VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 88.4%
(a)  COMMERCIAL SERVICES 3.0%
     Aether Systems Inc. ..............................................................       500   $    34,781
     Chemdex Corp. ....................................................................    15,000       571,875
     Concord EFS Inc. .................................................................    28,350       767,222
                                                                                                    -----------
                                                                                                      1,373,878
                                                                                                    -----------
(a)  CONSUMER NON-DURABLES 1.5%
     Tommy Hilfiger Corp. .............................................................    25,000       706,250
                                                                                                    -----------
(a)  CONSUMER SERVICES 1.9%
     Insweb Corp. .....................................................................    32,000       576,000
     Spanish Broadcasting Systems Inc. ................................................     2,200        58,575
     TiVo Inc. ........................................................................     6,000       257,250
                                                                                                    -----------
                                                                                                        891,825
                                                                                                    -----------
       ELECTRONIC TECHNOLOGY 35.8%
(a)    Alpha Industries Inc. ............................................................  12,000       663,000
(a)    Apple Computer Inc. ..............................................................  11,000       881,375
(a)    Applied Micro Circuits Corp. .....................................................   9,000       700,313
(a)    Broadcom Corp., A ................................................................   4,000       511,250
(a)    Chartered Semiconductor Manufacturing, ADR (Singapore) ...........................   1,500        49,781
(a)    Cisco Systems Inc. ...............................................................  15,000     1,110,000
(a)    Comverse Technology Inc. .........................................................   7,000       794,500
(a)    Dell Computer Corp. ..............................................................  12,000       481,500
(a)    EMC Corp. ........................................................................   5,600       408,800
(a,e)  eMachines Inc. ...................................................................  31,328       199,998
(a)    Fairchild Semiconductor Corp., A .................................................  23,000       580,750
(a)    Flextronics International Ltd. (Singapore) .......................................  10,000       710,000
(a)    Foundry Networks Inc. ............................................................   1,500       284,250
(a)    General Instrument Corp. .........................................................   7,000       376,688
       Intel Corp. ......................................................................   6,000       464,625
       International Business Machines Corp. ............................................   4,000       393,500
(a)    JDS Uniphase Corp. ...............................................................   3,300       550,688
(a)    JNI Corp. ........................................................................   5,200       277,875
(a)    KLA-Tencor Corp. .................................................................   7,000       554,313
(a)    MCK Communications Inc. ..........................................................     200         4,500
       Nortel Networks Corp. (Canada) ...................................................   1,750       108,391
(a)    PC-Tel Inc. ......................................................................  10,800       324,000
(a)    PMC-Sierra Inc. (Canada) .........................................................   6,000       565,500
(a)    RF Micro Devices Inc. ............................................................  13,000       671,125
(a)    Sun Microsystems Inc. ............................................................   7,000       740,688
(a)    Sycamor Networks Inc. ............................................................   1,000       215,000
(a)    Tellabs Inc. .....................................................................   7,000       442,750
(a)    Teradyne Inc. ....................................................................  11,000       423,500
(a)    Varian Semiconductor Equipment Associates Inc. ...................................  20,000       452,500
(a)    Visual Networks Inc. .............................................................  16,000       666,000
(a)    Vitesse Semiconductor Corp. ......................................................  18,000       825,750
(a)    Waters Corp. .....................................................................  10,000       531,250
(a)    Xilinx Inc. ......................................................................   8,000       629,000
                                                                                                    -----------
                                                                                                     16,593,160
                                                                                                    -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


  FRANKLIN AGGRESSIVE GROWTH FUND                           SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

(a)HEALTH TECHNOLOGY 3.9%
   Medimmune Inc. .................................          6,000    $   672,000
   Minimed Inc. ...................................          3,500        265,344
   Roberts Pharmaceutical Corp. ...................         11,000        354,750
   Visx Inc. ......................................          8,000        500,500
                                                                       ----------
                                                                        1,792,594
                                                                       ----------
(a)PRODUCER MANUFACTURING 1.7%
   Polycom Inc. ...................................         16,000        800,000
                                                                       ----------
(a)RETAIL TRADE 4.5%
   Best Buy Co. Inc. ..............................          7,000        388,938
   eToys Inc. .....................................          7,000        418,250
   IGO Corp. ......................................         15,000        211,875
   Liquid Audio Inc. ..............................         20,000        705,000
   PlanetRx.Com Inc. ..............................         15,200        357,200
                                                                       ----------
                                                                        2,081,263
                                                                       ----------
(a)TECHNOLOGY SERVICES 25.8%
   Agile Software Corp. ...........................          6,000        588,000
   Akamai Technologies Inc. .......................            800        116,150
   Bsquare Corp. ..................................         15,000        593,438
   Citrix Systems Inc. ............................          8,000        513,000
   Cysive Inc. ....................................            200         11,513
   Daleen Technologies Inc. .......................         20,000        587,500
   Data Return Corp. ..............................            300          4,519
   Exodus Communications Inc. .....................          6,500        559,000
   i2 Technologies Inc. ...........................          8,300        655,181
   Internap Network Services Corp. ................          6,000        554,250
   Intertrust Technologies Corp. ..................            200         10,900
   Looksmart Ltd. .................................         15,000        403,125
   Microsoft Corp. ................................         18,000      1,666,125
   Navisite Inc. ..................................            600         28,200
   Netsolve Inc. ..................................         26,000        620,750
   Predictive Systems Inc. ........................          7,000        304,500
   Sapient Corp. ..................................          8,000      1,023,000
   Siebel Systems Inc. ............................          7,000        768,688
   Tanning Technology Corp. .......................         22,000        772,750
   Tenfold Corp. ..................................         20,000        470,000
   VERITAS Software Corp. .........................          6,900        744,338
   Verity Inc. ....................................          6,000        413,250
   Yahoo! Inc. ....................................          3,000        537,188
                                                                       ----------
                                                                       11,945,365
                                                                       ----------
(a)TELECOMMUNICATIONS 9.3%
   Allied Riser Communications Corp. ..............         10,000        180,625
   MCI WorldCom Inc. ..............................          8,000        686,500
   Nextlink Communications Inc., A ................          5,200        311,025
   Partner Communications Co. Ltd., ADR (Israel) ..         49,700        782,775

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

  FRANKLIN AGGRESSIVE GROWTH FUND                                  SHARES           VALUE
-------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)TELECOMMUNICATIONS (CONT.)
   Qwest Communications International Inc. ...............           23,000     $    828,000
   Sprint Corp. (PCS Group) ..............................            8,000          663,500
   Triton PCS Holdings Inc., A ...........................              200            7,050
   VoiceStream Wireless Corp. ............................            8,500          839,373
                                                                                ------------
                                                                                   4,298,848
                                                                                ------------
   TRANSPORTATION 1.0%
   Expeditors International of Washington Inc. ...........           13,000          485,875
                                                                                ------------
   TOTAL LONG TERM INVESTMENTS (COST $33,287,921) ........                        40,969,058
                                                                                ------------
   SHORT TERM INVESTMENT 14.9%
(d)Franklin Institutional Fiduciary Trust
   Money Market Portfolio (Cost $6,914,086) ..............        6,914,086        6,914,086
                                                                                ------------
   TOTAL INVESTMENTS (COST $40,202,007) 103.3% ...........                        47,883,144
   OTHER ASSETS, LESS LIABILITIES (3.3%) .................                        (1,517,291)
                                                                                ------------
   NET ASSETS 100.0% .....................................                      $ 46,365,853
                                                                                ============



(a) Non-income producing

(d) See Note 3 regarding investments in the "Sweep Money Fund."

(e) See Note 6 regarding restricted securities.

42                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN BLUE CHIP FUND

                                                                SIX MONTHS ENDED            YEAR ENDED APRIL 30,
                                                                OCTOBER 31, 1999    ------------------------------------
                                                                 (UNAUDITED)(9)       1999          1998        1997(3)
                                                                --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                 $14.41          $12.46       $10.85       $10.00
                                                                --------------------------------------------------------
Income from investment operations:
 Net investment income                                                  --              .04          .09          .09
 Net realized and unrealized gains                                     1.08            1.97         1.67          .82
                                                                --------------------------------------------------------
Total from investment operations                                       1.08            2.01         1.76          .91
                                                                --------------------------------------------------------
Less distributions from:
 Net investment income                                                  --             (.06)        (.06)        (.06)
 Net realized gains                                                     --              --          (.09)          --
                                                                --------------------------------------------------------
Total distributions                                                     --             (.06)        (.15)        (.06)
                                                                --------------------------------------------------------
Net asset value, end of period                                       $15.49          $14.41       $12.46       $10.85
                                                                ========================================================

Total return*                                                         7.49%          16.18%       16.41%        9.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                   $74,779         $54,880      $16,836       $5,600
Ratios to average net assets:
 Expenses                                                             1.25%(1)        1.25%        1.25%        1.25%(1)
 Expenses excluding waiver and payments by affiliate                  1.39%(1)        1.51%        1.95%        2.22%(1)
 Net investment income (loss)                                        (.06)%(1)         .55%        1.04%        1.07%(1)
Portfolio turnover rate                                              29.38%          35.74%       57.67%       11.14%




* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized


(3) For the period June 3, 1996 (effective date) to April 30, 1997.

(9) Based on average shares outstanding.

                       See notes to financial statements.                     43

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)




  FRANKLIN BLUE CHIP FUND                                                   COUNTRY                     SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.4%
   COMMERCIAL SERVICES .7%
(a)Robert Half International Inc. ..........................            United States                  18,000            $   487,125
                                                                                                                          ----------
   CONSUMER DURABLES 2.0%
   Sony Corp. ..............................................                Japan                       9,500              1,480,165
                                                                                                                          ----------
   CONSUMER NON-DURABLES 6.2%
   Coca-Cola Co. ...........................................            United States                  17,500              1,032,500
   Nestle SA ...............................................             Switzerland                      450                868,281
   PepsiCo Inc. ............................................            United States                  16,500                572,344
   Philip Morris Cos. Inc. .................................            United States                  21,000                528,938
   Procter & Gamble Co. ....................................            United States                  12,000              1,258,500
   Wm. Wrigley Jr. Co. .....................................            United States                   4,900                391,694
                                                                                                                          ----------
                                                                                                                           4,652,257
                                                                                                                          ----------
   CONSUMER SERVICES 1.5%
   McDonald's Corp. ........................................            United States                  16,000                660,000
   The Walt Disney Co. .....................................            United States                  18,300                482,663
                                                                                                                          ----------
                                                                                                                           1,142,663
                                                                                                                          ----------
   ELECTRONIC TECHNOLOGY 18.6%
(a)Applied Materials Inc. ..................................            United States                   5,200                467,025
(a)Cisco Systems Inc. ......................................            United States                  17,750              1,313,500
(a)Comverse Technology Inc. ................................            United States                   9,000              1,021,500
(a)Dell Computer Corp. .....................................            United States                  15,000                601,875
(a)EMC Corp. ...............................................            United States                  11,400                832,200
(a)General Instrument Corp. ................................            United States                   8,500                457,406
   Hewlett-Packard Co. .....................................            United States                   5,000                370,313
   Intel Corp. .............................................            United States                  23,000              1,781,063
   International Business Machines Corp. ...................            United States                  10,000                983,750
(a)JDS Uniphase Corp. ......................................            United States                   6,000              1,001,250
   Lucent Technologies Inc. ................................            United States                  10,844                696,727
   Motorola Inc. ...........................................            United States                   5,500                535,906
   Nokia Corp., ADR, A .....................................                Finland                     8,300                959,169
(a)Solectron Corp. .........................................            United States                  11,000                827,750
(a)Sun Microsystems Inc. ...................................            United States                   5,000                529,063
(a)Tellabs Inc. ............................................            United States                  12,000                759,000
(a)Waters Corp. ............................................            United States                  14,400                765,000
                                                                                                                          ----------
                                                                                                                          13,902,497
                                                                                                                          ----------
   ENERGY MINERALS 3.1%
   BP Amoco PLC, ADR .......................................            United Kingdom                 11,626                671,402
   Conoco Inc., B ..........................................            United States                  27,000                732,375
   Exxon Corp. .............................................            United States                  12,000                888,750
                                                                                                                          ----------
                                                                                                                           2,292,527
                                                                                                                          ----------
   FINANCE 13.2%
   AFLAC Inc. ..............................................            United States                  13,700                700,413
   American International Group Inc. .......................            United States                  12,365              1,272,822
   Capital One Financial Corp. .............................            United States                  28,400              1,505,200


 FRANKLIN STRATEGIC SERIES
 STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

 FRANKLIN BLUE CHIP FUND                                                   COUNTRY                      SHARES                VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE (CONT.)
   Charles Schwab Corp. .....................................             United States                 12,000              $467,250
   Chase Manhattan Corp. ....................................             United States                 17,000             1,485,375
   Citigroup Inc. ...........................................             United States                 29,125             1,576,391
   Countrywide Credit Industries Inc. .......................             United States                 27,000               916,313
   Fannie Mae ...............................................             United States                  8,800               622,600
   Marsh & McLennan Cos. Inc. ...............................             United States                 16,300             1,288,719
                                                                                                                           ---------
                                                                                                                           9,835,083
                                                                                                                           ---------
   HEALTH TECHNOLOGY 8.2%
   Abbott Laboratories ......................................             United States                 20,000               807,500
   Eli Lilly & Co. ..........................................             United States                 12,100               833,388
(a)Genentech Inc. ...........................................             United States                  2,725               397,169
   Johnson & Johnson ........................................             United States                  7,000               733,250
   Medtronic Inc. ...........................................             United States                 31,200             1,080,300
   Merck & Co. Inc. .........................................             United States                  7,800               620,588
   Pfizer Inc. ..............................................             United States                 17,700               699,150
   Schering-Plough Corp. ....................................             United States                 19,000               940,500
                                                                                                                           ---------
                                                                                                                           6,111,845
                                                                                                                           ---------
   INDUSTRIAL SERVICES 2.5%
(a)AES Corp. ................................................             United States                 10,000               564,375
   Schlumberger Ltd. ........................................             United States                 12,100               732,806
   Transocean Offshore Inc. .................................             Cayman Islands                21,000               570,938
                                                                                                                           ---------
                                                                                                                           1,868,119
                                                                                                                           ---------
   NON-ENERGY MINERALS .7%
   Barrick Gold Corp. .......................................                 Canada                    18,000               329,625
   De Beers Consolidated Mines AG, ADR ......................             South Africa                   8,500               230,031
                                                                                                                           ---------
                                                                                                                             559,656
                                                                                                                           ---------
   PROCESS INDUSTRIES 6.2%
   Ecolab Inc. ..............................................             United States                 15,500               524,094
   General Electric Co. .....................................             United States                 17,900             2,426,569
   Monsanto Co. .............................................             United States                 14,000               539,000
   Praxair Inc. .............................................             United States                 15,400               719,950
   Sigma-Aldrich Corp. ......................................             United States                 15,000               427,500
                                                                                                                           ---------
                                                                                                                           4,637,113
                                                                                                                           ---------
   PRODUCER MANUFACTURING 3.9%
   Avery Dennison Corp. .....................................             United States                 16,500             1,031,250
   Dana Corp. ...............................................             United States                 17,600               520,300
   Minnesota Mining & Manufacturing Co. .....................             United States                 10,000               950,625
   Weyerhaeuser Co. .........................................             United States                  7,300               435,719
                                                                                                                           ---------
                                                                                                                           2,937,894
                                                                                                                           ---------
   RETAIL TRADE 6.5%
(a)Best Buy Co. Inc. ........................................             United States                 13,000               722,313
   Dayton Hudson Corp. ......................................             United States                  9,000               581,625
   Home Depot Inc. ..........................................             United States                 10,000               755,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

  FRANKLIN BLUE CHIP FUND                                                COUNTRY                     SHARES                 VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE (CONT.)
   Wal-Mart Stores Inc. ....................................           United States                  29,000             $1,643,938
(a)Williams-Sonoma Inc. ....................................           United States                  22,000              1,182,500
                                                                                                                       ------------
                                                                                                                          4,885,376
                                                                                                                       ------------
   TECHNOLOGY SERVICES 8.9%
(a)America Online Inc. .....................................           United States                   9,000              1,167,188
   Automatic Data Processing Inc. ..........................           United States                  12,500                602,344
   First Data Corp. ........................................           United States                  11,000                502,563
(a)Microsoft Corp. .........................................           United States                  31,500              2,915,719
(a)Oracle Corp. ............................................           United States                  21,000                998,813
(a)Yahoo! Inc. .............................................           United States                   2,600                465,563
                                                                                                                       ------------
                                                                                                                          6,652,190
                                                                                                                       ------------
   TELECOMMUNICATIONS 8.6%
   AT&T Corp. ..............................................           United States                  18,700                874,225
   BellSouth Corp. .........................................           United States                  13,000                585,000
   GTE Corp. ...............................................           United States                  11,000                825,000
(a)MCI WorldCom Inc. .......................................           United States                  17,000              1,458,813
(a)Qwest Communications International Inc. .................           United States                  22,500                810,000
   SBC Communications Inc. .................................           United States                  12,000                611,250
(a)Sprint Corp. (PCS Group) ................................           United States                   7,000                580,563
   Vodafone AirTouch PLC, ADR ..............................           United Kingdom                 15,000                719,051
                                                                                                                       ------------
                                                                                                                          6,463,902
                                                                                                                       ------------
   UTILITIES 1.6%
   Edison International ....................................           United States                  24,000                711,000
   Enron Corp. .............................................           United States                  13,000                519,188
                                                                                                                       ------------
                                                                                                                          1,230,188
                                                                                                                       ------------
   TOTAL COMMON STOCKS (COST $58,987,716) ..................                                                             69,138,600
                                                                                                                       ------------
   SHORT TERM INVESTMENTS 10.7%
(d)Franklin Institutional Fiduciary Trust Money
   Market Portfolio (Cost $7,980,051) ......................           United States               7,980,051              7,980,051
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $66,967,767) 103.1% ..............                                                             77,118,651
  OTHER ASSETS, LESS LIABILITIES (3.1%) ....................                                                             (2,339,255)
                                                                                                                       ------------
  NET ASSETS 100.0% ........................................                                                           $ 74,779,396
                                                                                                                       ============



(a) Non-income producing

(d) See Note 3 regarding investments in the "Sweep Money Fund."

46                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN CALIFORNIA GROWTH FUND

                                                                                               CLASS A
                                                  ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 1999    ----------------------------------------------------------
                                                    (UNAUDITED)(9)      1999         1998         1997       1996        1995
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..               $25.82            $24.97       $19.35      $18.26      $14.03       $12.05
                                                  ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ................                  .01               .10          .14         .13         .20          .16
 Net realized and unrealized gains ....                 8.25              1.42         6.48        1.51        6.03         3.04
                                                  ------------------------------------------------------------------------------
Total from investment operations ......                 8.26              1.52         6.62        1.64        6.23         3.20
                                                  ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ................                 (.06)             (.14)        (.14)       (.12)       (.23)        (.12)
 In excess of net investment income ...                 (.02)              --           --          --          --           --
 Net realized gains ...................                  --               (.53)        (.86)       (.43)      (1.77)       (1.10)
                                                  ------------------------------------------------------------------------------
Total distributions ...................                 (.08)             (.67)       (1.00)       (.55)      (2.00)       (1.22)
                                                  ------------------------------------------------------------------------------
Net asset value, end of period ........               $34.00            $25.82       $24.97      $19.35      $18.26       $14.03
                                                  ==============================================================================

Total return* .........................               32.10%             6.39%       34.98%       8.94%      47.42%       29.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....           $1,063,395          $780,598     $721,254    $282,898     $81,175      $13,844
Ratios to average net assets:
 Expenses .............................                 .96%(1)          1.00%         .99%       1.08%        .71%         .25%
 Expenses excluding waiver and payments
 by affiliate .........................                 .96%(1)          1.00%         .99%       1.08%       1.09%        1.27%
 Net investment income ................                 .04%(1)           .41%         .67%        .84%       1.42%        1.63%
Portfolio turnover rate ...............               38.20%            52.76%       48.52%      44.81%      61.82%       79.52%




* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)



FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                  CLASS B
                                                      ----------------------------------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 1999      YEAR ENDED
                                                       (UNAUDITED)(9)   APRIL 30,1999(4)
                                                      ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........            $25.75          $24.31
                                                      ----------------------------------
Income from investment operations:
 Net investment loss ..........................              (.10)           (.01)
 Net realized and unrealized gains ............              8.20            1.45
                                                      ----------------------------------
Total from investment operations ..............              8.10            1.44
                                                      ----------------------------------
Less distributions from:
 Net investment income ........................              (.06)            --
 In excess of net investment income ...........              (.01)            --
                                                      ----------------------------------
Total distributions ...........................              (.07)            --
                                                      ----------------------------------
Net asset value, end of period ................            $33.78          $25.75
                                                      =================================-
Total return* .................................             31.58%          5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............            $10,469         $2,657
Ratios to average net assets:
 Expenses .....................................              1.71%(1)       1.75%(1)
 Net investment loss ..........................             (.68)%(1)      (.33)%(1)
Portfolio turnover rate .......................             38.20%         52.76%


* Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(4) For the period January 1, 1999 (effective date) to April 30, 1999.

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                                 CLASS C
                                                          ------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                          OCTOBER 31, 1999   -----------------------------------------------------
                                                          (UNAUDITED)(9)             1999                 1998             1997(5)
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........              $25.63                 $24.81              $19.27            $18.05
                                                          ------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................                (.10)                  (.07)                --                .05
 Net realized and unrealized gains ............                8.20                   1.42                6.43              1.65
                                                          ------------------------------------------------------------------------
Total from investment operations ..............                8.10                   1.35                6.43              1.70
                                                          ------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................                (.02)(10)               --                 (.03)             (.05)
 Net realized gains ...........................                  --                   (.53)               (.86)             (.43)
                                                          ------------------------------------------------------------------------
Total distributions ...........................                (.02)                  (.53)               (.89)             (.48)
                                                          ------------------------------------------------------------------------
Net asset value, end of period ................              $33.71                 $25.63              $24.81            $19.27
                                                          ========================================================================
Total return* .................................              31.62%                  5.67%              34.02%             9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............           $214,780                $159,310            $122,701           $24,556
Ratios to average net assets:
 Expenses .....................................              1.71%(1)                1.75%               1.74%             1.86%(1)
 Net investment income (loss) .................             (.72)%(1)               (.33)%              (.10)%              .05%(1)
Portfolio turnover rate .......................             38.20%                  52.76%              48.52%            44.81%



* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(5) For the period September 3, 1996 (effective date) to April 30, 1997.

(9) Based on average shares outstanding.

(10) Includes distributions in excess of net investment income in the amount of $.004.

                       See notes to financial statements.                     49

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)



  FRANKLIN CALIFORNIA GROWTH FUND                                                     SHARES       VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 93.7%
(a) COMMERCIAL SERVICES 1.8%
    Chemdex Corp. ..............................................................      150,000    $ 5,718,750
    Intertrust Technologies Corp. ..............................................        6,800        370,600
    Netcentives Inc. ...........................................................      203,500      3,408,625
    Probusiness Services Inc. ..................................................       25,000        628,125
(f) RemedyTemp Inc., A .........................................................      400,000      4,300,000
    Robert Half International Inc. .............................................      150,000      4,059,375
    Stamps.com Inc. ............................................................       75,000      4,312,500
    Wink Communications Inc. ...................................................       20,000        702,500
                                                                                                 -----------
                                                                                                  23,500,475
                                                                                                 -----------
    CONSUMER DURABLES 1.3%
(a) Electronic Arts Inc. .......................................................      175,000     14,142,188
    Mattel Inc. ................................................................      175,000      2,340,625
                                                                                                 -----------
                                                                                                  16,482,813
                                                                                                 -----------
    CONSUMER NON-DURABLES .8%
    Clorox Co. .................................................................      100,000      4,093,750
(a) Del Monte Foods Co. ........................................................      450,000      6,271,875
                                                                                                 -----------
                                                                                                  10,365,625
                                                                                                 -----------
    CONSUMER SERVICES 4.0%
(a) Fox Entertainment Group Inc., A ............................................      200,000      4,325,000
(a) Jack in the Box Inc. .......................................................      400,000      9,625,000
    McClatchy Co., A ...........................................................      150,000      5,887,500
(a) Pixar Inc. .................................................................      125,000      4,757,813
(a) Quokka Sports Inc. .........................................................      200,000      1,637,500
(a) Salem Communications Corp., A ..............................................      100,000      2,487,500
(a) TiVo Inc. ..................................................................       20,000        857,500
(a) United Television Inc. .....................................................       50,000      6,362,500
(a) Univision Communications Inc., A ...........................................      150,000     12,759,375
    The Walt Disney Co. ........................................................      100,000      2,637,500
                                                                                                 -----------
                                                                                                  51,337,188
                                                                                                 -----------
    ELECTRONIC TECHNOLOGY 35.7%
(a) Altera Corp. ...............................................................      250,000     12,156,250
(a) Apple Computer Inc. ........................................................      200,000     16,025,000
(a) Applied Materials Inc. .....................................................      125,000     11,226,563
(a) Applied Micro Circuits Corp. ...............................................      350,000     27,234,375
(a) Catapult Communications Corp. ..............................................      225,000      3,571,875
(a) Cisco Systems Inc. .........................................................      600,000     44,400,000
(a) Coherent Inc. ..............................................................      175,000      3,598,438
(a) Cypress Semiconductor Corp. ................................................      400,000     10,225,000
(a) Ditech Communications Corp. ................................................       65,000      5,711,875
(a,e)eMachines Inc. ............................................................      783,208      5,000,000
(a) Flextronics International Ltd. (Singapore) .................................      100,000      7,100,000
(a) Foundry Networks Inc. ......................................................       20,500      3,884,750
(a) Gemstar International Group Ltd. ...........................................       50,000      4,343,750
    Hewlett-Packard Co. ........................................................      100,000      7,406,250

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


  FRANKLIN CALIFORNIA GROWTH FUND                                                              SHARES                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
   Intel Corp. ..........................................................                      200,000                   $15,487,500
(a)Javelin Systems Inc. .................................................                      300,000                     2,475,000
(a)JDS Uniphase Corp. ...................................................                      350,000                    58,406,250
(a)JNI Corp. ............................................................                        8,800                       470,250
(a)Juniper Networks Inc. ................................................                       25,000                     6,890,625
(a)KLA-Tencor Corp. .....................................................                      125,000                     9,898,438
   Linear Technology Corp. ..............................................                      300,000                    20,981,250
   Lucent Technologies Inc. .............................................                      211,825                    13,609,756
(a)Maxim Integrated Products Inc. .......................................                      225,000                    17,760,938
(a)Netopia Inc. .........................................................                      100,000                     5,337,500
(a)PC-Tel Inc. ..........................................................                       42,500                     1,275,000
(a)Proxim Inc. ..........................................................                      100,000                     4,681,250
(a)QUALCOMM Inc. ........................................................                       55,000                    12,251,250
(a)QuickLogic Corp. .....................................................                       19,100                       350,963
(a)Sanmina Corp. ........................................................                      125,000                    11,257,813
(a)SDL Inc. .............................................................                       70,000                     8,631,875
(a)Silicon Image Inc. ...................................................                        2,800                       123,725
(a)Solectron Corp. ......................................................                      250,000                    18,812,500
(a)Spectra-Physics Lasers Inc. ..........................................                      200,000                     2,062,500
(a)Sun Microsystems Inc. ................................................                      300,000                    31,743,750
(a)Synopsys Inc. ........................................................                      200,000                    12,462,500
(a)Varian Inc. ..........................................................                      375,000                     7,078,125
(a)Vitesse Semiconductor Corp. ..........................................                      300,000                    13,762,500
(a)Xilinx Inc. ..........................................................                      300,000                    23,587,500
                                                                                                                         -----------
                                                                                                                         461,282,884
                                                                                                                         -----------
   ENERGY MINERALS 1.9%
   Atlantic Richfield Co. ...............................................                       75,000                     6,989,063
   Chevron Corp. ........................................................                      100,000                     9,131,250
   Unocal Corp. .........................................................                      225,000                     7,762,500
                                                                                                                         -----------
                                                                                                                          23,882,813
                                                                                                                         -----------
   FINANCE 5.3%
   Charles Schwab Corp. .................................................                      325,000                    12,654,688
   Countrywide Credit Industries Inc. ...................................                      200,000                     6,787,500
(a)E*TRADE Group Inc. ...................................................                      140,000                     3,333,750
(a)Golden State Bancorp Inc. ............................................                      550,000                    11,481,250
   The PMI Group Inc. ...................................................                      225,000                    11,671,875
   Providian Financial Corp. ............................................                       65,000                     7,085,000
(a)Silicon Valley Bancshares ............................................                      475,000                    15,496,875
                                                                                                                         -----------
                                                                                                                          68,510,938
                                                                                                                         -----------
   HEALTH SERVICES .9%
(a)Tenet Healthcare Corp. ...............................................                      400,000                     7,775,000
(a)Wellpoint Health Networks Inc. .......................................                       75,000                     4,350,000
                                                                                                                         -----------
                                                                                                                          12,125,000
                                                                                                                         -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)



  FRANKLIN CALIFORNIA GROWTH FUND                      SHARES            VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HEALTH TECHNOLOGY 7.0%
a Affymetrix Inc. ..........................           100,000       $ 8,812,500
  Allergan Inc. ............................           100,000        10,737,500
a Amgen Inc. ...............................           100,000         7,975,000
a Cerus Corp. ..............................            75,000         2,076,563
a Collateral Therapeutics Inc. .............           125,000         1,765,625
a Genentech Inc. ...........................           175,000        25,506,250
a Gilead Sciences Inc. .....................            65,000         4,107,188
a Inhale Therapeutic Systems Inc. ..........           225,000         6,201,563
a Minimed Inc. .............................            25,000         1,895,313
a Molecular Devices Corp. ..................           300,000        11,100,000
a Nanogen Inc. .............................           175,000         1,225,000
a Ocular Sciences Inc. .....................           300,000         5,512,500
a Visx Inc. ................................            50,000         3,128,125
                                                                     -----------
                                                                      90,043,127
                                                                     -----------
  INDUSTRIAL SERVICES 1.6%
a Calpine Corp. ............................           118,600         6,834,325
a Catalytica Inc. ..........................           250,000         3,140,625
  Granite Construction Inc. ................           225,000         4,654,688
a Tetra Tech Inc. ..........................           375,000         5,953,125
                                                                     -----------
                                                                      20,582,763
                                                                     -----------
  PROCESS INDUSTRIES 1.0%
a ECO Soil Systems Inc. ....................           350,000         1,771,875
  Optical Coating Laboratory Inc. ..........           100,000        10,687,500
                                                                     -----------
                                                                      12,459,375
                                                                     -----------
  PRODUCER MANUFACTURING 1.1%
  Avery Dennison Corp. .....................           175,000        10,937,500
a Simpson Manufacturing Co. Inc. ...........            75,000         3,042,188
                                                                     -----------
                                                                      13,979,688
                                                                     -----------
  REAL ESTATE 5.5%
  Alexandria Real Estate Equities Inc. .....           150,000         4,312,500
  AMB Property Corp. .......................           400,000         7,950,000
  Arden Realty Inc. ........................           475,000         9,559,375
  Burnham Pacific Properties Inc. ..........           225,000         2,250,000
a Catellus Development Corp. ...............           425,000         4,993,750
  Essex Property Trust Inc. ................           350,000        11,396,875
  Health Care Property Investors Inc. ......           397,100        10,423,875
  Spieker Properties Inc. ..................           450,000        15,721,875
  TriNet Corporate Realty Trust Inc. .......           157,700         3,636,956
                                                                     -----------
                                                                      70,245,206
                                                                     -----------
  RETAIL TRADE 3.5%
a Cost Plus Inc. ...........................           187,500         6,843,750
  Costco Cos. Inc. .........................            90,000         7,228,125
a eToys Inc. ...............................            75,000         4,481,250

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

  FRANKLIN CALIFORNIA GROWTH FUND                    SHARES            VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE (CONT.)
  GAP Inc. .....................................     175,000      $    6,496,875
a Safeway Inc. .................................     175,000           6,179,688
a Williams-Sonoma Inc. .........................     250,000          13,437,500
                                                                  --------------
                                                                      44,667,188
                                                                  --------------
a TECHNOLOGY SERVICES 18.2%
  Avant! Corp. .................................     300,000           3,862,500
  BroadVision Inc. .............................     525,000          38,653,125
  Computer Sciences Corp. ......................     200,000          13,737,500
  eBay Inc. ....................................      60,000           8,107,500
  eGain Communications Corp. ...................      75,000           2,184,375
  Exodus Communications Inc. ...................     100,000           8,600,000
  HNC Software Inc. ............................     150,000           5,990,625
  Interwoven Inc ...............................       5,900             462,413
  Intuit Inc. ..................................     375,000          10,921,875
  Legato Systems Inc. ..........................     225,000          12,093,750
  Liberate Technologies Inc. ...................      41,600           2,834,000
  Micromuse Inc. ...............................     170,000          18,168,750
  Mpath Interactive Inc. .......................     200,000           2,250,000
  Oracle Corp. .................................     250,000          11,890,625
  Siebel Systems Inc. ..........................     200,000          21,962,500
  Tumbleweed Communications Corp. ..............      88,300           2,207,500
  VeriSign Inc. ................................      40,000           4,940,000
  VERITAS Software Corp. .......................     350,000          37,756,250
  Verity Inc. ..................................     145,000           9,986,875
  Vitria Technology Inc. .......................      10,200             672,563
  Women.com Networks Inc. ......................     105,200           1,893,600
  Yahoo! Inc. ..................................      75,000          13,429,688
  ZapMe! Corp. .................................     339,500           2,546,250
                                                                  --------------
                                                                     235,152,264
                                                                  --------------
  TRANSPORTATION .8%
  Expeditors International of Washington Inc. ..     275,000          10,278,125
                                                                  --------------
  UTILITIES 3.3%
  American States Water Co. ....................     165,000           5,661,563
  California Water Service Group ...............     180,000           5,220,000
  Edison International .........................     550,000          16,293,740
a Leap Wireless International Inc. .............     100,000           3,850,000
a Pacific Gateway Exchange Inc. ................     100,000           2,275,000
  Vodafone AirTouch PLC, ADR (United Kingdom)...     200,000           9,587,500
                                                                  --------------
                                                                      42,887,803
                                                                  --------------
  TOTAL COMMON STOCKS (COST $726,481,115) ......                   1,207,783,275
                                                                  --------------
  CONVERTIBLE PREFERRED STOCKS .3%
  Glenborough Realty Trust, 7.75%, cvt.
  pfd., A (COST $6,000,000) ....................     240,000           3,675,000
                                                                  --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                                   PRINCIPAL
  FRANKLIN CALIFORNIA GROWTH FUND                                                                    AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS .5%
  Inhale Therapeutic Systems Inc., cvt., 144A, 6.75%, 10/13/06 (COST $6,000,000) .........      $    6,000,000       $     6,161,250
                                                                                                                     ---------------
  TOTAL LONG TERM INVESTMENTS (COST $738,481,115) ........................................                             1,217,619,525
                                                                                                                     ---------------

                                                                                                      SHARES
  SHORT TERM INVESTMENTS 4.3%                                                                       ----------
d Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $55,193,734) .........        55,193,734            55,193,734
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $793,674,849) 98.8% ..............................................                           1,272,813,259
  OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                              15,829,801
                                                                                                                      --------------
  NET ASSETS 100.0% ........................................................................                          $1,288,643,060
                                                                                                                      ==============

(a) Non-income producing

(d) See Note 3 regarding investments in the "Sweep Money Fund."

(e) See Note 6 regarding restricted securities.

(f) See Note 7 regarding holdings of 5% voting securities.



54                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP GROWTH FUND

                                                                                                                       CLASS A
                                                                                                                 ------------------
                                                                                                                  OCTOBER 31, 1999
                                                                                                                 (UNAUDITED)(6),(9)
                                                                                                                 ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                                                                    $10.00
                                                                                                                 ------------------
 Income from investment operations:
 Net investment loss .....................................................................................                (.01)
 Net realized and unrealized gains .......................................................................                1.24
                                                                                                                 ------------------
Total from investment operations .........................................................................                1.23
                                                                                                                 ------------------
Net asset value, end of period ...........................................................................           $   11.23
                                                                                                                 ==================
Total return* ............................................................................................               12.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                                                                        $6,040
Ratios to average net assets:
 Expenses ................................................................................................                1.21%(1)
 Expenses excluding waiver and payments by affiliate .....................................................                1.71%(1)
 Net investment loss .....................................................................................               (.31)%(1)
Portfolio turnover rate ..................................................................................               52.60%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(6) For the period June 7, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

56

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                                        CLASS B
                                                                                                                  ------------------
                                                                                                                   OCTOBER 31, 1999
                                                                                                                  (UNAUDITED)(6),(9)
                                                                                                                  ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................................                $    10.00
                                                                                                                  ------------------
Income from investment operations:
 Net investment loss ..............................................................................                      (.04)
 Net realized and unrealized gains ................................................................                      1.24
                                                                                                                  ------------------
Total from investment operations ..................................................................                      1.20
                                                                                                                  ------------------
Net asset value, end of period ....................................................................                $    11.20
                                                                                                                  ==================
Total return* .....................................................................................                    12.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................................................                   $   976
Ratios to average net assets:
 Expenses .........................................................................................                      1.85%(1)
 Expenses excluding waiver and payments by affiliate ..............................................                      2.35%(1)
 Net investment loss ..............................................................................                     (.94)%(1)
Portfolio turnover rate ...........................................................................                     52.60%



*Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(6) For the period June 7, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                                      CLASS C
                                                                                                                 ------------------
                                                                                                                  OCTOBER 31, 1999
                                                                                                                 (UNAUDITED)(6),(9)
                                                                                                                 ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................................               $      10.00
                                                                                                                 ------------------
Income from investment operations:
 Net investment loss ............................................................................                       (.04)
 Net realized and unrealized gains ..............................................................                       1.23
                                                                                                                 ------------------
Total from investment operations ................................................................                       1.19
                                                                                                                 ------------------
Net asset value, end of period ..................................................................               $      11.19
                                                                                                                 ==================

Total return* ...................................................................................                     11.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................................................                  $   6,750
Ratios to average net assets:
 Expenses .......................................................................................                      1.86%(1)
 Expenses excluding waiver and payments by affiliate ............................................                      2.36%(1)
 Net investment income ..........................................................................                     (.97)%(1)
Portfolio turnover rate .........................................................................                     52.60%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(6) For the period June 7, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                                    ADVISOR CLASS
                                                                                                                 ------------------
                                                                                                                  OCTOBER 31, 1999
                                                                                                                 (UNAUDITED)(6),(9)
                                                                                                                 ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................................................           $       10.00
                                                                                                                 ------------------
Income from investment operations - net realized and unrealized gains ................................                    1.24
                                                                                                                 ------------------
Net asset value, end of period .......................................................................           $       11.24
                                                                                                                 ==================
Total return* ........................................................................................                  12.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................................................................              $   10,925
Ratios to average net assets:
 Expenses ............................................................................................                    .89%(1)
 Expenses excluding waiver and payments by affiliate .................................................                   1.39%(1)
 Net investment income ...............................................................................                    .07%(1)
Portfolio turnover rate ..............................................................................                   52.60%



*Total return is not annualized for periods less than one year.

(1) Annualized

(6) For the period June 7, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

58                     See notes to financial statements.

  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)



  FRANKLIN LARGE CAP GROWTH FUND                         SHARES          VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 90.5%
  CONSUMER NON-DURABLES 3.4%
  Colgate-Palmolive Co. ....................             4,700        $  284,350
  Estee Lauder Cos. Inc., A ................             6,000           279,750
  Procter & Gamble Co. .....................             2,700           283,163
                                                                      ----------
                                                                         847,263
                                                                      ----------
  CONSUMER SERVICES 6.6%
a Clear Channel Communications Inc. ........             4,400           353,650
a Comcast Corp., A .........................             7,900           332,788
a Harrah's Entertainment Inc. ..............             3,900           112,856
  Seagrams Co. Ltd. (Canada) ...............             4,300           212,313
  Time Warner Inc. .........................             5,400           376,313
a Viacom Inc., A ...........................             3,900           177,694
a Viacom Inc., B ...........................             1,100            49,225
                                                                      ----------
                                                                       1,614,839
                                                                      ----------
  ELECTRONIC TECHNOLOGY 28.3%
a Applied Materials Inc. ...................             1,100            98,794
a Cisco Systems Inc. .......................             9,800           725,200
a Comverse Technology Inc. .................             3,300           374,550
a Dell Computer Corp. ......................             6,000           240,750
a EMC Corp. ................................             4,800           350,400
a General Instrument Corp. .................             6,500           349,781
  Hewlett-Packard Co. ......................             2,400           177,750
  Intel Corp. ..............................             5,700           441,394
  International Business Machines Corp. ....             4,300           423,013
a JDS Uniphase Corp. .......................             3,200           534,000
  Linear Technology Corp. ..................             5,200           363,675
  Lucent Technologies Inc. .................             5,700           366,225
  Motorola Inc. ............................             2,900           282,569
  Nokia Corp., ADR, A (Finland) ............             2,500           288,906
  Nortel Networks Corp. (Canada) ...........             8,000           495,500
a Solectron Corp. ..........................             3,300           248,325
a Sun Microsystems Inc. ....................             3,300           349,181
a Tellabs Inc. .............................             4,700           297,275
  Texas Instruments Inc. ...................             2,300           206,425
a Xilinx Inc. ..............................             4,700           369,538
                                                                      ----------
                                                                       6,983,251
                                                                      ----------
  FINANCE 5.0%
  Capital One Financial Corp. ..............             5,200           275,600
  Citigroup Inc. ...........................             8,100           438,413
  Marsh & McLennan Cos. Inc. ...............             2,000           158,125
  Providian Financial Corp. ................             3,300           359,700
                                                                      ----------
                                                                       1,231,838
                                                                      ----------
  HEALTH TECHNOLOGY 14.3%
  American Home Products Corp. .............             5,600           292,600
a Amgen Inc. ...............................             2,800           223,300

  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                           SHARES        VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  HEALTH TECHNOLOGY (CONT.)
a Biogen Inc. ..................................           3,700     $   274,263
  Eli Lilly & Co. ..............................           6,000         413,250
a Genentech Inc. ...............................           1,500         218,625
a Medimmune Inc. ...............................           2,300         257,600
  Medtronic Inc. ...............................          10,600         367,025
  Merck & Co. Inc. .............................           2,500         198,906
  Pfizer Inc. ..................................           9,400         371,300
  Schering-Plough Corp. ........................           9,800         485,100
  Warner-Lambert Co. ...........................           5,500         438,969
                                                                      ----------
                                                                       3,540,938
                                                                      ----------
  INDUSTRIAL SERVICES 1.0%
a AES Corp. ....................................           4,300         242,681
                                                                      ----------
  PROCESS INDUSTRIES 2.7%
  General Electric Co. .........................           4,900         664,256
                                                                      ----------
  PRODUCER MANUFACTURING 1.0%
  Tyco International Ltd. ......................           6,400         255,600
                                                                      ----------
  RETAIL TRADE 6.1%
a Costco Wholesale Corp. .......................           4,800         385,500
  Dayton Hudson Corp. ..........................           5,000         323,125
  Home Depot Inc. ..............................           4,800         362,400
  Wal-Mart Stores Inc. .........................           7,600         430,825
                                                                      ----------
                                                                       1,501,850
                                                                      ----------
  TECHNOLOGY SERVICES 10.4%
  Automatic Data Processing Inc. ...............           4,700         226,481
a Compuware Corp. ..............................           7,100         197,469
  First Data Corp. .............................           5,200         237,575
a Microsoft Corp. ..............................          10,200         944,138
a Oracle Corp. .................................           5,800         275,863
a VERITAS Software Corp. .......................           3,700         399,133
a Yahoo! Inc. ..................................           1,600         286,500
                                                                      ----------
                                                                       2,567,159
                                                                      ----------
  TELECOMMUNICATIONS 11.7%
  AT&T Corp. ...................................           5,600         261,800
a Global Crossing Ltd. (Bermuda) ...............           6,330         219,176
  GTE Corp. ....................................           3,000         225,000
a MCI WorldCom Inc. ............................           3,600         308,925
a Qwest Communications International Inc. ......          12,900         464,400
  SBC Communications Inc. ......................           5,600         285,250
  Sprint Corp. (FON Group) .....................           4,500         334,406
a Sprint Corp. (PCS Group) .....................           3,200         265,400
  Vodafone AirTouch PLC, ADR (United Kingdom) ..           6,850         328,372
a VoiceStream Wireless Corp. ...................           2,100         207,375
                                                                      ----------
                                                                       2,900,104
                                                                      ----------
  TOTAL COMMON STOCKS (COST $19,842,106) .......                      22,349,779
                                                                      ----------

  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

  FRANKLIN LARGE CAP GROWTH FUND                                                                         SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 11.0%
d Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $2,707,205) .........           2,707,205         $ 2,707,205
                                                                                                                       -------------
  TOTAL INVESTMENTS (COST $22,549,311) 101.5% .............................................                              25,056,984
  OTHER ASSETS, LESS LIABILITIES (1.5%) ...................................................                                (366,142)
                                                                                                                        ------------
  NET ASSETS 100.0% .......................................................................                            $ 24,690,842
                                                                                                                       =============

(a) Non-income producing

(d) See Note 3 regarding investments in the "Sweep Money Fund."



                       See notes to financial statements.                     61

FRANKLIN STRATEGIC SERIES
Financial Highlights



FRANKLIN MIDCAP GROWTH FUND

                                                      SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 1999     ---------------------------------------------------------
                                                        (UNAUDITED)(9)     1999            1998         1997      1996       1995
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $16.15           $17.44          $13.34      $14.24     $10.81      $10.05
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................            (.02)             .04             --         (.02)       .18         .21
 Net realized and unrealized gains (losses) ...            2.18            (1.17)           4.66         .93       3.59         .77
                                                      ------------------------------------------------------------------------------
Total from investment operations ..............            2.16            (1.13)           4.66         .91       3.77         .98
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.02)             --              --         (.05)      (.21)       (.20)
 In excess of net investment income ...........            (.02)             --              --          --         --          --
 Net realized gains ...........................             --              (.16)           (.56)      (1.76)      (.13)       (.02)
                                                      ------------------------------------------------------------------------------
Total distributions ...........................            (.04)            (.16)           (.56)      (1.81)      (.34)       (.22)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ................          $18.27           $16.15          $17.44      $13.34     $14.24      $10.81
                                                      ==============================================================================
Total return* .................................          13.41%            (6.36)%         35.53%      6.31%     35.40%      10.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $40,535          $33,901         $29,864     $12,853     $7,575      $5,591
Ratios to average net assets:
 Expenses .....................................           1.24%(1)         1.24%           1.17%       1.07%       .16%          --
 Expenses excluding waiver and payments
 by affiliate .................................           1.24%(1)         1.24%           1.17%       1.07%       .96%        .98%
 Net investment income (loss) .................           (.24)%(1)         .30%           (.03)%      (.22)%     1.42%       2.12%
Portfolio turnover rate .......................          33.79%           59.97%          50.16%      76.35%    102.65%     163.54%





* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized
(9) Based on average shares outstanding.


62                     See notes to financial statements.

  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)



    FRANKLIN MIDCAP GROWTH FUND                              SHARES      VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS 90.6%
a   COMMERCIAL SERVICES 4.9%
    Concord EFS Inc........................................  21,300  $  576,431
    Convergys Corp.........................................  12,000     234,750
    DoubleClick Inc........................................   2,200     308,000
    Robert Half International Inc..........................  15,000     405,938
    U.S. Foodservice.......................................  25,000     479,688
                                                                     -----------
                                                                      2,004,807
                                                                     -----------
    CONSUMER DURABLES 2.0%
a   Electronic Arts Inc....................................   6,500     525,281
    Leggett & Platt Inc....................................  14,000     310,625
                                                                     -----------
                                                                        835,906
                                                                     -----------
    CONSUMER NON-DURABLES 2.1%
    Estee Lauder Cos. Inc., A..............................  12,600     587,475
a   Tommy Hilfiger Corp....................................   9,000     254,250
                                                                     -----------
                                                                        841,725
                                                                     -----------
    CONSUMER SERVICES 4.9%
a   AMFM Inc...............................................   9,000     630,000
a   Apollo Group Inc., A...................................  18,000     473,625
a   DeVry Inc..............................................  21,200     446,525
a   Martha Stewart Living Omnimedia Inc., A................     400      14,750
    McClatchy Co., A.......................................   9,800     384,650
a   Spanish Broadcasting Systems Inc.......................   2,000      53,250
                                                                     -----------
                                                                      2,002,800
                                                                     -----------
    ELECTRONIC TECHNOLOGY 25.9%
a   Altera Corp............................................. 16,600     807,175
a,b Chartered Semiconductor Manufacturing, ADR (Singapore)..    600      19,913
a   Comverse Technology Inc.................................  7,000     794,500
a   Epcos AG, ADR (Germany).................................  7,600     309,700
a   Fairchild Semiconductor Corp., A........................  6,000     151,500
a   Flextronics International Ltd. (Singapore)..............  3,000     213,000
a   General Instrument Corp................................. 12,500     672,656
a   JDS Uniphase Corp.......................................  5,600     934,500
    Linear Technology Corp..................................  9,000     629,438
a   Mettler-Toledo International Inc........................ 21,000     626,063
a   Micrel Inc.............................................. 11,000     598,125
a   Novellus Systems Inc....................................  5,000     387,500
a   PMC-Sierra Inc. (Canada)................................  6,000     565,500
a   QLogic Corp.............................................  1,500     156,188
a   Sanmina Corp............................................  2,000     180,125
a   SDL Inc.................................................  1,500     184,969
a   Seagate Technology Inc.................................. 11,500     338,531
a   Sycamor Networks Inc....................................  1,000     215,000
a   Synopsys Inc............................................  4,000     249,250
a   Tellabs Inc.............................................  8,000     506,000

    FRANKLIN STRATEGIC SERIES
    STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


    FRANKLIN MIDCAP GROWTH FUND                           SHARES        VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
a   Teradyne Inc. ..............................          8,000      $   308,000
a   Vitesse Semiconductor Corp. ................         16,000          734,000
a   Waters Corp. ...............................          7,000          371,875
a   Xilinx Inc. ................................          7,000          550,375
                                                                     -----------
                                                                      10,503,883
                                                                     -----------
a   ENERGY MINERALS 1.0%
    Barrett Resources Corp. ....................         11,500          385,969
                                                                     -----------

    FINANCE 7.4%
    Capital One Financial Corp. ................         11,000          583,000
    Countrywide Credit Industries Inc. .........         15,500          526,031
    Federated Investors Inc., B ................         19,000          327,750
    Financial Security Assurance Holdings Ltd. .          7,600          428,450
    National Commerce Bancorp ..................         14,000          350,000
    Protective Life Corp. ......................         14,000          506,625
    Zions Bancorp ..............................          5,000          294,688
                                                                     -----------
                                                                       3,016,544
                                                                     -----------
a   HEALTH TECHNOLOGY 1.3%
    Chiron Corp. ...............................         11,000          314,188
    Genzyme Corp. ..............................          5,700          218,025
                                                                     -----------
                                                                         532,213
                                                                     -----------
    INDUSTRIAL SERVICES 3.8%
a   AES Corp. ..................................          7,500          423,281
a,b Calpine Corp. ............................            2,000          115,250
a   Republic Services Inc., A ..................         21,500          263,375
    Transocean Offshore Inc. ...................         11,800          320,813
a   Weatherford International Inc. .............         12,000          406,500
                                                                     -----------
                                                                       1,529,219
                                                                     -----------
    PROCESS INDUSTRIES 3.3%
    AptarGroup Inc. ............................         13,900          373,563
    Bowater Inc. ...............................          8,400          441,000
    Ecolab Inc. ................................         16,000          541,000
                                                                     -----------
                                                                       1,355,563
                                                                     -----------
a   PRODUCER MANUFACTURING 1.0%
    Gentex Corp. ...............................         23,000          395,313
                                                                     -----------
    REAL ESTATE 2.2%
    Equity Office Properties Trust .............         12,400          274,350
    Equity Residential Properties Trust ........          8,000          334,500
    MeriStar Hospitality Corp. .................         17,000          273,063
                                                                     -----------
                                                                         881,913
                                                                     -----------
    RETAIL TRADE 4.8%
a   Abercrombie & Fitch Co., A .................          7,000          190,750
    Family Dollar Stores Inc. ..................         24,000          495,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


  FRANKLIN MIDCAP GROWTH FUND                                   SHARES          VALUE
---------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE (CONT.)
  Tiffany & Co. .....................................           14,000      $   833,000
a Williams-Sonoma Inc. ..............................            8,000          430,000
                                                                            -----------
                                                                              1,948,750
                                                                            -----------
a TECHNOLOGY SERVICES 15.6%
  Affiliated Computer Services Inc., A ..............            8,500          323,000
b Akamai Technologies Inc. ..........................              800          116,150
  BEA Systems Inc. ..................................            5,400          246,375
  BroadVision Inc. ..................................            6,000          441,750
  Computer Sciences Corp. ...........................            4,000          274,750
  Exodus Communications Inc. ........................            2,500          215,000
  Inktomi Corp. .....................................            1,300          131,869
  Internap Network Services Corp. ...................            6,500          600,438
  Intuit Inc. .......................................            5,700          166,013
  Rational Software Corp. ...........................            9,200          393,300
  Sapient Corp. .....................................            5,000          639,374
  Siebel Systems Inc. ...............................           12,000        1,317,750
  VERITAS Software Corp. ............................           10,000        1,078,750
  Vignette Corp. ....................................            2,500          395,000
                                                                            -----------
                                                                              6,339,519
                                                                            -----------
a TELECOMMUNICATIONS 6.0%
  Cincinnati Bell Inc. ..............................           25,000          520,312
  VoiceStream Wireless Corp. ........................           12,500        1,234,374
  Western Wireless Corp., A .........................           12,500          660,937
                                                                            -----------
                                                                              2,415,623
                                                                            -----------
  TRANSPORTATION 2.5%
  C.H. Robinson Worldwide Inc. ......................           13,000          439,562
  Expeditors International of Washington Inc. .......           15,000          560,624
                                                                            -----------
                                                                              1,000,186
                                                                            -----------
  UTILITIES 1.9%
  CMS Energy Corp. ..................................            8,500          313,437
  Montana Power Co. .................................           15,400          437,936
                                                                            -----------
                                                                                751,373
                                                                            -----------
  TOTAL LONG TERM INVESTMENTS (COST $25,942,121) ....                        36,741,306
                                                                            -----------
  SHORT TERM INVESTMENTS 9.1%
d Franklin Institutional Fiduciary Trust Money Market
  Portfolio (COST $3,689,999) .......................        3,689,999        3,689,999
                                                                            -----------
  TOTAL INVESTMENTS (COST $29,632,120) 99.7% ........                        40,431,305
  OTHER ASSETS, LESS LIABILITIES .3% ................                           103,339
                                                                            -----------
  NET ASSETS 100.0% .................................                       $40,534,644
                                                                            ===========




(a) Non-income producing

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.                     65

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN SMALL CAP GROWTH FUND

                                                                                      CLASS A
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                 OCTOBER 31, 1999    --------------------------------------------------------------
                                                  (UNAUDITED)(9)          1999        1998            1997        1996        1995
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......          $24.65             $25.93       $18.96         $19.75       $14.90      $12.75
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................             .01                .06          .07            .03          .01         .03
 Net realized and unrealized gains (losses)            6.44              (1.02)        7.92            .04         6.23        3.14
                                                 ----------------------------------------------------------------------------------
Total from investment operations ..........            6.45               (.96)        7.99            .07         6.24        3.17
                                                 ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................            --                 (.14)        (.09)          (.06)        (.01)       (.02)
 Net realized gains .......................            --                 (.18)        (.93)          (.80)       (1.38)      (1.00)
                                                 ----------------------------------------------------------------------------------
Total distributions .......................            --                 (.32)       (1.02)          (.86)       (1.39)      (1.02)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ............          $31.10             $24.65       $25.93         $18.96       $19.75      $14.90
                                                 ==================================================================================
Total return* .............................          26.17%            (3.44)%       43.09%           .14%       44.06%      27.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $5,754,813         $4,251,284   $3,957,972     $1,071,352     $444,912     $63,010
Ratios to average net assets:
 Expenses .................................            .91%(1)            .94%         .89%           .92%         .97%        .69%
 Expenses excluding waiver and payments
 by affiliate .............................            .91%(1)            .94%         .89%           .92%        1.00%       1.16%
 Net investment income ....................            .06%(1)            .30%         .32%           .10%         .09%        .25%
Portfolio turnover rate ...................          17.18%             46.73%       42.97%         55.27%       87.92%     104.84%



* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)



FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                         CLASS C
                                                   -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                     OCTOBER 31, 1999      -------------------------------------------------------
                                                      (UNAUDITED)(9)         1999            1998         1997            1996(7)
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $24.32              $25.59         $18.78         $19.66         $17.94
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment loss ..........................            (.09)               (.09)          (.02)          (.05)          (.03)
 Net realized and unrealized gains (losses) ...            6.34               (1.00)          7.76           (.03)          2.71
                                                   -------------------------------------------------------------------------------
Total from investment operations ..............            6.25               (1.09)          7.74           (.08)          2.68
                                                   -------------------------------------------------------------------------------
Less distributions from net realized gains ....            --                  (.18)          (.93)          (.80)          (.96)
                                                   -------------------------------------------------------------------------------
Net asset value, end of period ................          $30.57              $24.32         $25.59         $18.78         $19.66
                                                   ===============================================================================
Total return* .................................          25.70%             (4.08)%         42.06%         (.65)%         15.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $993,786            $764,715       $731,707       $146,164        $24,102
Ratios to average net assets:
 Expenses .....................................           1.66%(1)            1.69%          1.64%          1.69%          1.76%(1)
 Net investment loss ..........................          (.69)%(1)           (.44)%         (.42)%         (.70)%         (.69)%(1)
Portfolio turnover rate .......................          17.18%              46.73%         42.97%         55.27%         87.92%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(7) For the period October 1, 1995 (effective date) to April 30, 1996.

(9) Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                        ADVISOR CLASS
                                                           ------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 1999        ------------------------------------------------
                                                            (UNAUDITED)(9)             1999             1998                1997(8)
                                                           ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............             $24.73               $26.01             $18.97            $20.48
                                                           ------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................                .04                  .10                .09               .01
 Net realized and unrealized gains (losses) ........               6.48                (1.00)              8.01             (1.52)
                                                           ------------------------------------------------------------------------
Total from investment operations ...................               6.52                 (.90)              8.10             (1.51)
                                                           ------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................                --                  (.20)              (.13)             --
 Net realized gains ................................                --                  (.18)              (.93)             --
                                                           ------------------------------------------------------------------------
Total distributions ................................                --                  (.38)             (1.06)             --
                                                           ------------------------------------------------------------------------
Net asset value, end of period .....................             $31.25               $24.73             $26.01            $18.97
                                                           ========================================================================
Total return* ......................................             26.31%              (3.12)%             43.68%           (7.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................           $228,329             $168,055           $118,683          $18,777
Ratios to average net assets:
 Expenses ..........................................               .66%(1)              .69%               .64%             .69%(1)
 Net investment income .............................               .31%(1)              .56%               .58%             .30%(1)
Portfolio turnover rate ............................             17.18%               46.73%             42.97%           55.27%



*   Total return is not annualized for periods less than one year.

(1) Annualized

(8) For the period January 2, 1997 (effective date) to April 30, 1997.

(9) Based on average shares outstanding.



68                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)


                                                          SHARES/
    FRANKLIN SMALL CAP GROWTH FUND                        RIGHTS         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS 89.9%
a   COMMERCIAL SERVICES 1.5%
    Aether Systems Inc. ...............................    85,000  $  5,912,813
f   Applied Graphics Technologies Inc. ................ 1,200,000     8,550,000
    Chemdex Corp. .....................................   178,200     6,793,875
    Corporate Executive Board Co. .....................    93,500     3,529,625
    Cybergold Inc. ....................................   373,900     2,523,825
    Flycast Communications Corp. ......................    37,700     1,899,138
    FreeShop.com Inc. .................................    22,300       377,706
    Hotjobs.com Ltd. ..................................   267,300     6,164,606
    Loislaw.com Inc. ..................................    69,200     1,211,000
    Netcentives Inc. ..................................    83,700     1,401,975
    NOVA Corp. ........................................   888,800    23,108,800
    Probusiness Services Inc. .........................   262,200     6,587,775
    RemedyTemp Inc., A ................................   319,300     3,432,475
f   SOS Staffing Services Inc. ........................   872,400     4,416,525
    Stamps.com Inc. ...................................   291,500    16,761,250
    Sylvan Learning Systems Inc. ......................   681,200     8,813,025
    Wink Communications Inc. ..........................    41,300     1,450,663
                                                                   ------------
                                                                    102,935,076
                                                                   ------------
a   CONSUMER DURABLES .3%
f   Activision Inc. ................................... 1,294,400    18,283,400
    Audiovox Corp., A .................................   218,200     4,445,825
                                                                   ------------
                                                                     22,729,225
                                                                   ------------
    CONSUMER NON-DURABLES 1.1%
a   Sola International Inc. ...........................   509,800     7,137,200
a   Tommy Hilfiger Corp. .............................. 1,997,800    56,437,850
    Wolverine World Wide Inc. ......................... 1,575,500    16,148,875
                                                                   ------------
                                                                     79,723,925
                                                                   ------------
    CONSUMER SERVICES 3.7%
a   Acme Communications Inc. ..........................    69,100     2,487,600
a,f Cumulus Media Inc., A ............................. 1,000,000    35,875,000
a   DeVry Inc. ........................................ 1,064,800    22,427,350
a   Emmis Communications Corp., A .....................    90,300     6,512,888
a   E-Stamp Corp. .....................................    95,400     2,218,050
a   Harrah's Entertainment Inc. ....................... 1,123,500    32,511,281
a   Homestore.com Inc. ................................    11,000       516,313
a   Insight Communications Co. Inc., A ................   346,600     8,188,425
a   Jack in the Box Inc. .............................. 1,299,700    31,274,031
a   Martha Stewart Living Omnimedia Inc., A ...........    66,400     2,448,500
a   MeriStar Hotels & Resorts Inc. .................... 1,330,000     3,325,000
a,f Prime Hospitality Corp. ........................... 3,020,500    23,597,656
a   Quotesmith.com Inc. ...............................   591,700     4,881,525
a   Radio One Inc. ....................................   100,000     4,987,500
a   SFX Entertainment Inc. ............................ 1,021,350    35,683,416
    Sotheby's Holdings Inc., A ........................   375,000    10,757,813
a   Spanish Broadcasting Systems Inc. .................   358,300     9,539,738

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                         SHARES/
    FRANKLIN SMALL CAP GROWTH FUND                       RIGHTS         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    CONSUMER SERVICES (CONT.)
a   TiVo Inc. ..................................         83,800       $3,592,925
a   Vail Resorts Inc. ..........................        370,500        8,243,625
a   XM Satellite Radio Holdings Inc. ...........        455,900        8,833,063
                                                                     -----------
                                                                     257,901,699
                                                                     -----------
    ELECTRONIC TECHNOLOGY 24.0%
a   Advanced Energy Industries Inc. ............        876,600       36,050,175
a   Alpha Industries Inc. ......................        292,100       16,138,525
a   Alteon Websystems Inc. .....................         28,100        2,016,175
a   Ancor Communications Inc. ..................         61,400        1,945,613
a   Antec Corp. ................................         94,200        4,568,700
a   Apex Inc. ..................................        200,000        3,400,000
a,f AVT Corp. ..................................        837,400       28,052,900
a   Brocade Communications Systems Inc. ........         24,700        6,644,300
a   Carrier Access Corp. .......................        346,000       17,105,375
a,f Catapult Communications Corp. ..............        656,800       10,426,700
a   C-Cor.net Corp. ............................        176,500        6,927,625
a   Cirrus Logic Inc. ..........................        300,000        2,981,250
a,f Coherent Inc. ..............................      1,763,400       36,259,913
a   Com21 Inc. .................................        557,600        7,388,200
a   Copper Mountain Networks Inc. ..............         17,800        1,312,750
a   Cymer Inc. .................................        200,000        7,387,500
a   Digital Microwave Corp. ....................        798,300       11,874,713
a   DII Group Inc. .............................        141,500        5,094,000
a   Ditech Communications Corp. ................        114,000       10,017,750
a   Electro Scientific Industries Inc. .........        375,000       20,250,000
a,e eMachines Inc. .............................      1,378,446        8,799,999
a   Emcore Corp. ...............................        516,800        7,106,000
a   Etec Systems Inc. ..........................        654,000       24,974,625
a   Excel Switching Corp. ......................        623,100       22,158,994
a   Flextronics International Ltd. (Singapore) .        850,000       60,350,000
a,f FLIR Systems Inc. ..........................      1,028,600       14,593,263
a   Foundry Networks Inc. ......................         40,600        7,693,700
a   FVC.COM Inc. ...............................        400,000        5,250,000
a   Gadzoox Networks Inc. ......................         40,100        1,909,763
a   Gemstar International Group Ltd. ...........      1,229,200      106,786,750
a   Harmonic Inc. ..............................        463,400       27,514,375
a   Interspeed Inc. ............................         35,300          390,506
a,f Itron Inc. .................................      1,159,800        5,436,563
a   Jabil Circuit Inc. .........................        853,400       44,590,150
a,f Javelin Systems Inc. .......................        593,100        4,893,075
a   JDS Uniphase Corp. .........................      1,417,200      236,495,250
a   JNI Corp. ..................................         47,200        2,522,250
a   Juniper Networks Inc. ......................          7,900        2,177,438
a,f Komag Inc. .................................      4,207,100        6,968,009
a,f Ladish Co. Inc. ............................        816,700        5,716,900
a   Lattice Semiconductor Corp. ................        442,000       15,635,750
a   LTX Corp. ..................................        140,900        2,227,981



70

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STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                          SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                          RIGHTS         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
a   MCK Communications Inc. .........................     62,400     $    1,404,000
a,f Mettler-Toledo International Inc. ...............  2,477,900         73,872,394
a   Micrel Inc. .....................................    364,200         19,803,375
a   Mirapoint Inc., 144A ............................    682,128          4,999,998
a   Natural MicroSystems Corp. ......................    364,200          8,718,038
a   Netopia Inc. ....................................    256,100         13,669,338
a   Netro Corp. .....................................    162,400          3,704,750
f   Newport Corp. ...................................    512,500          9,993,750
a   Novellus Systems Inc. ...........................    306,100         23,722,750
a   PC-Tel Inc. .....................................    411,100         12,333,000
a,f Perceptron Inc. .................................    793,500          2,802,047
    Perkinelmer Inc. ................................    400,000         16,325,000
a   Photronics Inc. .................................    587,500         12,300,781
a   PMC-Sierra Inc. (Canada) ........................  1,830,600        172,534,050
a   Power Integrations Inc. .........................    600,000         61,162,500
a   Proxim Inc. .....................................    136,800          6,403,950
a   Quicklogic Corp. ................................    101,700          1,868,738
a   Radiant Systems Inc. ............................    188,400          2,967,300
a,f RSA Security Inc. ...............................  2,220,000         78,810,000
a   Sanmina Corp. ...................................    423,200         38,114,450
a   Semtech Corp. ...................................    195,600          7,493,925
a   Silicon Image ...................................     15,300            676,069
a   SIPEX Corp. .....................................    500,000          5,750,000
a,f Spectra-Physics Lasers Inc. .....................  1,016,300         10,480,594
a   Synopsys Inc. ...................................  1,405,000         87,549,063
a   Tekelec .........................................  1,823,300         23,133,119
a   Triquint Semiconductor Inc. .....................     85,700          6,856,000
a   TriStar Aerospace Co. ...........................    490,700          3,250,888
a   Varian Inc. .....................................    847,800         16,002,225
a   Varian Semiconductor Equipment Associates Inc. ..     50,000          1,131,250
a   Veeco Instruments Inc. ..........................    314,900         10,686,919
a   Visual Networks Inc. ............................    286,600         11,929,725
a   Vixel Corp. .....................................     62,900          2,012,800
a   Waters Corp. ....................................  1,239,600         65,853,750
a   Western Digital Corp. ...........................    824,300          2,627,456
                                                                     --------------
                                                                      1,670,977,497
                                                                     --------------
    ENERGY MINERALS 3.3%
a,f Barrett Resources Corp. .........................  1,660,900         55,743,956
a   Basin Exploration Inc. ..........................    674,100         11,080,519
a   Denbury Resources Inc. ..........................  1,553,000          6,988,500
a   Forest Oil Corp. ................................    798,800         10,683,950
a,f Newfield Exploration Co. ........................  2,138,600         62,955,038
a,f Nuevo Energy Co. ................................  1,075,500         15,258,656
a,f Pennaco Energy Inc. .............................  1,400,000         15,487,500
    Range Resources Corp. ...........................  1,990,000          7,462,500
a   Santa Fe Snyder Corp. ...........................  1,000,400          8,628,450




                                                                              71


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STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                         SHARES/
    FRANKLIN SMALL CAP GROWTH FUND                       RIGHTS         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    ENERGY MINERALS (CONT.)
a   Titan Exploration Inc. .......................     1,553,700    $  6,506,119
a,f Tom Brown Inc. ...............................     1,944,800      26,741,000
                                                                    ------------
                                                                     227,536,188
                                                                    ------------
    FINANCE 6.9%
a   Affiliated Managers Group Inc. ...............       903,400      24,165,950
    Allied Capital Corp. .........................     1,497,200      30,037,575
a   AmeriCredit Corp. ............................       650,300      11,298,963
    Bank United Corp., A .........................     1,000,000      39,000,000
    E.W. Blanch Holdings Inc. ....................       228,900      14,821,275
    Federated Investors Inc., B ..................     2,255,600      38,909,100
    Financial Security Assurance Holdings Ltd. ...     1,069,300      60,281,788
    Freedom Securities Corp. .....................       396,800       5,902,400
a   Golden State Bancorp Inc. ....................     2,000,000      41,750,000
a   Hambrecht & Quist Group ......................       400,000      19,750,000
    HCC Insurance Holdings Inc. ..................       746,000       8,392,500
a   Knight/Trimark Group Inc., A .................       415,900      10,839,394
a   Labranche & Co. Inc. .........................     1,347,600      18,024,150
    Metris Cos. Inc. .............................       199,100       6,856,506
a   Mortgage.com Inc. ............................       463,900       4,233,088
    Mutual Risk Management Ltd. (Bermuda) ........       769,200      11,634,150
a   National Discount Brokers Group Inc. .........       297,300       7,116,619
    Radian Group Inc. ............................       578,897      30,572,998
    Reinsurance Group of America Inc. ............       988,900      32,880,925
a   Risk Capital Holdings Inc. ...................       574,500       7,504,406
a,f Silicon Valley Bancshares ..................       1,293,600      42,203,700
    Westamerica Bancorp. .........................       472,700      16,278,606
a   WIT Capital Group Inc. .......................        70,500       1,238,156
                                                                    ------------
                                                                     483,692,249
                                                                    ------------
a   HEALTH SERVICES .9%
    American Dental Partners Inc. ................       266,200       3,028,025
    Beverly Enterprises Inc. .....................     2,131,800       8,393,963
    Integrated Health Services Inc. ..............       850,000         239,063
    Novamed Eyecare Inc. .........................       333,000       2,185,313
    PAREXEL International Corp. ..................     1,000,000       9,562,500
f   Pharmaceutical Product Development Inc. ......     1,300,000      13,081,250
    Renal Care Group Inc. ........................     1,303,800      24,283,275
    Total Renal Care Holdings Inc. ...............        44,500         325,406
                                                                    ------------
                                                                      61,098,795
                                                                    ------------
a   HEALTH TECHNOLOGY .7%
    Collateral Therapeutics Inc. .................       312,000       4,407,000
    Heska Corp. ..................................       575,300         970,819
    Inhale Therapeutic Systems Inc. ..............       811,000      22,353,188
f   Serologicals Corp. ...........................     2,022,700       7,837,963
    SkyePharma PLC, ADR (United Kingdom) .........       219,189       1,698,715
    SkyePharma PLC, rts., 3/31/00 (United Kingdom)       785,500              79



72

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STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                       SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                       RIGHTS            VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
a HEALTH TECHNOLOGY (CONT.)
  Wesley Jessen Visioncare Inc. ............           396,400      $ 10,653,250
  Zonagen Inc. .............................           429,800         1,316,263
                                                                    ------------
                                                                      49,237,277
                                                                    ------------
a INDUSTRIAL SERVICES 3.2%
f Atwood Oceanics Inc. .....................         1,216,600        35,357,438
  Casella Waste Systems Inc., A ............           639,200         8,589,250
f Catalytica Inc. ..........................         1,965,733        24,694,521
f Core Laboratories NV (Netherlands) .......         1,632,400        29,995,350
  Dycom Industries Inc. ....................           381,400        12,419,338
  Grey Wolf Inc. ...........................         3,129,400         8,214,675
  Marine Drilling Cos. Inc. ................         1,096,200        17,744,738
  Tuboscope Inc. ...........................         2,000,000        22,250,000
f US Liquids Inc. ..........................         1,003,400         6,710,238
f Varco International Inc. .................         5,162,500        54,528,906
                                                                    ------------
                                                                     220,504,454
                                                                    ------------
  NON-ENERGY MINERALS .3%
  Carpenter Technology Corp. ...............           736,000        17,940,000
                                                                    ------------

  PROCESS INDUSTRIES 1.1%
  Chemfirst Inc. ...........................           764,900        20,556,688
a CUNO Inc. ................................           531,900        10,638,000
  Optical Coating Laboratory Inc. ..........           413,800        44,224,875
                                                                    ------------
                                                                      75,419,563
                                                                    ------------
  PRODUCER MANUFACTURING 2.5%
a Cable Design Technologies Corp. ..........           300,000         5,812,500
a Gentex Corp. .............................         1,986,100        34,136,094
f Gibraltar Steel Corp. ....................         1,012,800        24,750,300
  JLG Industries Inc. ......................         1,262,700        16,178,344
a Polycom Inc. .............................           631,700        31,585,000
a Power-One Inc. ...........................           196,900         3,938,000
  Reliance Steel & Aluminum Co. ............         1,245,000        26,145,000
  Roper Industries Inc. ....................         1,033,800        31,918,575
a Tower Automotive Inc. ....................           200,000         3,262,500
                                                                    ------------
                                                                     177,726,313
                                                                    ------------
  REAL ESTATE 2.5%
  Arden Realty Inc. ........................         1,330,400        26,774,300
  Camden Property Trust ....................         1,200,000        32,475,000
  Colonial Properties Trust ................           273,400         6,971,700
  FelCor Lodging Trust Inc. ................           687,300        11,684,100
  General Growth Properties ................           398,500        11,531,594
  Glenborough Realty Trust Inc. ............           818,900        10,696,881
  Health Care Property Investors Inc. ......           543,500        14,266,875
f Innkeepers USA Trust .....................         2,102,800        18,136,650
  MeriStar Hospitality Corp. ...............         2,330,000        37,425,625
  SL Green Realty Corp. ....................           394,100         7,167,694
                                                                    ------------
                                                                     177,130,419
                                                                    ------------

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STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                         SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                         RIGHTS         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
a RETAIL TRADE .2%
  Beyond.com Corp. ..............................      1,001,500    $  9,263,875
  Drugstore.com Inc. ............................         17,500         636,563
  E4L Inc. ......................................        792,800       2,081,100
  PlanetRx.com Inc. .............................         78,400       1,842,400
                                                                    ------------
                                                                      13,823,938
                                                                    ------------
a TECHNOLOGY SERVICES 27.3%
  Accrue Software Inc. ..........................        300,500      16,151,875
  Active Software Inc. ..........................         33,800       1,223,138
  Actuate Corp. .................................        300,000      10,200,000
  Affiliated Computer Services Inc., A ..........      1,862,300      70,767,400
  Agile Software Corp. ..........................         19,100       1,871,800
  Allaire Corp. .................................        126,300       9,212,006
  Appnet Inc. ...................................        501,000      21,824,813
  Ardent Software Inc. ..........................        385,200       8,498,475
  Art Technology Group Inc. .....................        130,000       7,020,000
  Aspect Telecommunications Corp. ...............      1,065,000      26,824,688
  Backweb Technologies Ltd. .....................         20,000         421,250
  BEA Systems Inc. ..............................      1,823,200      83,183,500
  Bindview Development Corp. ....................        815,000      24,450,000
  Bluestone Software Inc. .......................        107,700       3,971,438
  Breakaway Solutions Inc. ......................         23,400       1,244,588
  Brightpoint Inc. ..............................        550,000       4,314,063
  Brio Technology Inc. ..........................        393,600       9,544,800
  BroadVision Inc. ..............................      1,602,000     117,947,250
  Check Point Software Technologies Ltd. (Israel)        291,500      33,722,906
  Citrix Systems Inc. ...........................        600,000      38,475,000
  Commerce One Inc. .............................         41,000       7,021,250
  Complete Business Solutions Inc. ..............      1,490,900      21,618,050
  Concord Communications Inc. ...................        450,000      23,371,875
  Cybersource Corp. .............................        241,200      15,316,200
  Cysive Inc. ...................................         32,700       1,882,294
  Data Return Corp. .............................         44,800         674,800
  Deltek Systems Inc. ...........................        188,900       2,195,963
  Digex Inc. ....................................         91,900       2,630,638
  Digital Insight Corp. .........................         38,400       1,521,600
  Digital Island Inc. ...........................        276,800      18,684,000
  Documentum Inc. ...............................        500,000      14,187,500
  E.piphany Inc. ................................         38,100       3,276,600
  Egain Communications Corp. ....................         74,800       2,178,550
  Entrust Technologies Inc. .....................      1,307,200      32,843,400
  Exchange Applications Inc. ....................        231,700       6,313,825
  Exodus Communications Inc. ....................        166,000      14,276,000
  F5 Networks Inc. ..............................        139,600      19,369,500
  H.T.E. Inc. ...................................        609,100       1,256,269
  High Speed Access Corp. .......................        175,600       4,620,475
f HNC Software Inc. .............................      1,736,200      69,339,488
  i2 Technologies Inc. ..........................      1,979,000     156,217,313


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STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                         SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                         RIGHTS         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
a TECHNOLOGY SERVICES (CONT.)
  Inet Technologies Inc. .......................         271,700     $10,392,525
  Informatica Corp. ............................          22,000       1,589,500
  Infospace.com Inc. ...........................          25,000       1,390,625
f Integrated Systems Inc. ......................       1,702,200      28,618,238
  Interactive Pictures Corp. ...................         137,000       3,228,063
  Internap Network Services Corp. ..............          52,600       4,858,925
  Intertrust Technologies Corp. ................          36,500       1,989,250
  InterVu Inc. .................................         200,000      10,975,000
  Interwoven Inc ...............................          31,800       2,492,325
  Intuit Inc. ..................................       1,366,200      39,790,575
  ISS Group Inc. ...............................         200,400       7,640,250
  ITXC Corp. ...................................         172,900       7,823,725
  Jacada Ltd. (Israel) .........................         228,800       3,317,600
  Keane Inc. ...................................         525,300      12,344,550
  Keynote Systems Inc. .........................         101,600       4,610,100
  Legato Systems Inc. ..........................       1,227,000      65,951,250
  Liberate Technologies Inc. ...................         356,000      24,252,500
  Media Metrix Inc. ............................         293,200      13,743,750
f Micromuse Inc. ...............................         820,200      87,658,875
  MicroStrategy Inc. ...........................         221,000      21,354,125
  Mission Critical Software Inc. ...............         223,600      13,164,450
  N2H2 Inc. ....................................         478,000       4,242,250
  National Information Consortium Inc. .........         272,300       8,917,825
  National Instruments Corp. ...................           1,200          36,075
  Navidec Inc. .................................         400,000       4,075,000
  Navisite Inc. ................................          89,800       4,220,600
  Netiq Corp. ..................................         297,200      13,578,325
  NetScout Systems Inc. ........................         175,000       3,587,500
  Predictive Systems Inc. ......................          40,300       1,753,050
  Proxicom Inc. ................................         200,800      15,411,400
  Quest Software Inc. ..........................          20,300       1,497,125
  Quokka Sports Inc. ...........................         607,500       4,973,906
  Radware Ltd. .................................          68,800       3,538,900
  Sapient Corp. ................................         658,700      84,231,263
  Serena Software Inc. .........................         376,800       7,065,000
  Software.com Inc. ............................         167,100      11,247,919
  SS&C Technologies Inc. .......................          47,100         211,950
  Starmedia Network Inc. .......................         426,400      12,259,000
  Sykes Enterprises Inc. .......................         234,900       7,252,538
  Tenfold Corp. ................................          61,000       1,433,500
  Transaction Systems Architects Inc., A .......         308,900       9,498,675
  Tumbleweed Communications Corp. ..............         454,700      11,367,500
  U.S. Interactive Inc. ........................         342,300      12,280,013
  Vantive Corp. ................................         699,900       8,136,338
  Verio Inc. ...................................       1,873,200      69,893,775

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STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                 SHARES/
    FRANKLIN SMALL CAP GROWTH FUND                               RIGHTS           VALUE
------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
a   TECHNOLOGY SERVICES (CONT.)
    VERITAS Software Corp. ..................................   1,103,400   $  119,029,275
f   Verity Inc. .............................................     786,100       54,142,638
    Viador Inc. .............................................     261,400        4,672,525
    Vignette Corp. ..........................................     248,200       39,215,600
    Vitria Technology Inc. ..................................      53,100        3,501,281
    Whittman-Hart Inc. ......................................   1,041,500       40,032,656
    Wind River Systems Inc. .................................   1,966,500       40,067,438
    Women.com Networks Inc. .................................     558,900       10,060,200
    Xoom.com Inc. ...........................................     209,800       13,112,500
                                                                            --------------
                                                                              1,901,394,321
                                                                            --------------
a   TELECOMMUNICATIONS 4.0%
    ICG Communications Inc. .................................   1,599,100       26,185,263
    Millicom International Cellular SA (Luxembourg) .........     878,500       29,649,375
f   Pacific Gateway Exchange Inc. ...........................   1,015,700       23,107,175
    Pinnacle Holdings Inc. ..................................   1,547,400       37,137,600
f   Primus Telecommunications Group Inc. ....................   1,813,100       40,114,838
    Rhythms NetConnections Inc. .............................      50,900        1,485,644
f   Rural Cellular Corp., A .................................     646,700       38,923,256
    Western Wireless Corp., A ...............................   1,619,200       85,615,200
                                                                            --------------
                                                                               282,218,351
                                                                            --------------
    TRANSPORTATION 2.9%
    Air Express International Corp. .........................     911,000       24,255,375
a   Alaska Air Group Inc. ...................................     175,000        6,956,250
a,f Atlantic Coast Airlines Holdings Inc. ...................   1,400,000       32,550,000
    C.H. Robinson Worldwide Inc. ............................   1,046,200       35,374,638
f   Expeditors International of Washington Inc. .............   2,562,200       95,762,225
a   Mesa Air Group Inc. .....................................   1,467,200        8,253,000
a   Mesaba Holdings Inc. ....................................     140,000        1,610,000
                                                                            --------------
                                                                               204,761,488
                                                                            --------------
a   UTILITIES 3.5%
    Airgate PCS Inc. ........................................      45,500        2,275,000
    AT&T Canada Inc., B (Canada) ............................     227,600        7,340,100
    Clearnet Communications Inc., A (Canada) ................     521,500       11,473,000
    DSL.net Inc. ............................................     653,600        6,290,900
    Illuminet Holdings Inc. .................................      21,900        1,018,350
    Intermedia Communications Inc. ..........................     680,000       17,680,000
    ITC Deltacom Inc. .......................................     328,700        7,888,800
    Plug Power Inc. .........................................     112,800        1,692,000
    Time Warner Telecom Inc. ................................     194,400        4,896,450
    Triton PCS Holdings Inc., A .............................      31,500        1,110,375
    VoiceStream Wireless Corp. ..............................   1,869,200      184,583,472
                                                                            --------------
                                                                               246,248,447
                                                                            --------------
    TOTAL COMMON STOCKS AND RIGHTS (COST $4,380,899,181) ....                6,272,999,225
                                                                            --------------

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STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                           SHARES/
FRANKLIN SMALL CAP GROWTH FUND                             RIGHTS         VALUE
---------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS .3%
FINANCE .2%
Bank United Corp., 8.00%, cvt. pfd .....................    300,000   $15,225,000
                                                                      -----------
HEALTH TECHNOLOGY .1%
Cephalon Inc., 7.25%, cvt. pfd., 144A ..................    200,000    10,200,000
                                                                      -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $25,000,000) ..               25,425,000
                                                                      -----------

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                               ---------------
a CONVERTIBLE BONDS .7%
  CONSUMER SERVICES
  AMF Bowling Inc., cvt., zero cpn., A, 144A, 5/12/18 ................................         $    6,190,000                627,666
                                                                                                                       -------------
  ELECTRONIC TECHNOLOGY .1%
  Western Digital Corp., cvt. sub. deb., zero cpn., 144A, 2/18/18 ....................             23,800,000              3,138,625
  Western Digital Corp., cvt., zero cpn., 2/18/18 ....................................              6,500,000                857,188
                                                                                                                       -------------
                                                                                                                           3,995,813
                                                                                                                       -------------
  HEALTH TECHNOLOGY .4%
  Inhale Therapeutic Systems Inc., cvt., 144A, 6.75%, 10/13/06 .......................             25,000,000             25,671,875
                                                                                                                       -------------
  TECHNOLOGY SERVICES .2%
  Citrix Systems Inc., cvt. sub. deb., 144A, zero cpn., 3/22/19 ......................             30,000,000             15,643,200
                                                                                                                       -------------
  TOTAL CONVERTIBLE BONDS (COST $48,122,525) .........................................                                    45,938,554
                                                                                                                       -------------
  SHORT TERM INVESTMENTS 4.2%
  GOVERNMENT BONDS 4.2%
  FHLB, 1/19/00 ......................................................................             55,000,000             54,378,445
  FHLB, 2/02/00 ......................................................................             50,000,000             49,287,650
  FHLMC, 1/27/00 .....................................................................             60,000,000             59,253,240
  FHLMC, 2/03/00 .....................................................................             70,000,000             68,992,000
  FNMA, 1/21/00 ......................................................................             15,000,000             14,826,180
  FNMA, 2/07/00 ......................................................................             50,000,000             49,249,350
                                                                                                                       -------------
  TOTAL SHORT TERM INVESTMENTS (COST $295,957,796) ...................................                                   295,986,865
                                                                                                                       -------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $4,749,979,502) ................                                 6,640,349,644
                                                                                                                       -------------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                                 PRINCIPAL
  FRANKLIN SMALL CAP GROWTH FUND                                                                   AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
c REPURCHASE AGREEMENT 9.9%
  Joint Repurchase Agreement, 5.199%, 11/01/99,
  (Maturity Value $688,773,422) (Cost $688,475,138) ...................................       $   688,475,138       $   688,475,138
   Banc of America Securities LLC (Maturity Value $59,838,047)
   Barclays Capital Inc. (Maturity Value $59,838,047)
   Bear Stearns & Co. Inc. (Maturity Value $59,838,047)
   Chase Securities Inc. (Maturity Value $59,838,047)
   CIBC World Markets Corp. (Maturity Value $59,838,047)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $90,392,952)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $59,838,047)
   Goldman, Sachs & Co. (Maturity Value $59,838,047)
   Paine Webber Inc. (Maturity Value $59,838,047)
   Paribas Corp. (Maturity Value $59,838,047)
   Warburg Dillon Read LLC (Maturity Value $59,838,047)
    Collateralized by U.S. Treasury Bills and Notes
  TOTAL INVESTMENTS (COST $5,438,454,640) 105.0% ......................................                               7,328,824,782
  OTHER ASSETS, LESS LIABILITIES (5.0%) ...............................................                                (351,897,265)
                                                                                                                    ---------------
  NET ASSETS 100.0% ...................................................................                             $ 6,976,927,517
                                                                                                                    ===============



(a) Non-income producing

(c) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1999, all repurchase agreements had been entered into on October 29, 1999.

(e) See Note 6 regarding restricted securities.

(f) See Note 7 regarding holding of 5% voting securities.

78                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999 (UNAUDITED)


                                                              FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                          AGGRESSIVE GROWTH      BLUE CHIP     CALIFORNIA GROWTH    LARGE CAP GROWTH
                                                                 FUND               FUND              FUND                FUND
                                                         ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................    $    40,202,007     $    66,967,767    $   786,330,642     $    22,549,311
  Cost - Non-controlled affiliated issuers ..........               --                  --            7,344,207                --
  Value - Unaffiliated issuers ......................         47,883,144          77,118,651      1,268,513,259          25,056,984
  Value - Non-controlled affiliated issuers .........               --                  --            4,300,000                --
                                                         ===========================================================================
 Receivables:
  Investment securities sold ........................            328,114           1,283,676         22,085,632             259,671
  Capital shares sold ...............................            801,135             476,827          5,977,340             185,307
  Dividends and interest ............................               --                41,834            549,576               7,230
  Affiliates ........................................             16,581              64,748               --                 4,129
 Offering costs .....................................             60,109                --                 --                65,016
                                                         ---------------------------------------------------------------------------
   Total assets .....................................         49,089,083          78,985,736      1,301,425,807          25,578,337
                                                         ---------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................          2,485,355           3,968,781          8,727,588             768,054
  Capital shares redeemed ...........................            111,321             115,222          2,614,684                --
  Affiliates ........................................             13,766              77,236          1,143,388              11,162
  Shareholders ......................................              5,909              18,452            150,406                 825
  Offering costs ....................................             96,174                --                 --               104,026
 Other liabilities ..................................             10,705              26,649            146,681               3,428
                                                         ---------------------------------------------------------------------------
   Total liabilities ................................          2,723,230           4,206,340         12,782,747             887,495
                                                         ---------------------------------------------------------------------------
     Net assets, at value ...........................    $    46,365,853     $    74,779,396    $ 1,288,643,060     $    24,690,842
                                                         ===========================================================================
Net assets consist of:
 Undistributed net investment income (loss) .........    $       (22,228)    $        51,196    $          --       $       (11,511)
 Accumulated distributions in excess of
 net investment income ..............................               --                  --             (576,397)               --
 Net unrealized appreciation ........................          7,681,137          10,150,918        479,138,410           2,507,673
 Accumulated net realized gain (loss) ...............          2,235,952           2,180,218         (4,763,420)           (254,327)
 Capital shares .....................................         36,470,992          62,397,064        814,844,467          22,449,007
                                                         ---------------------------------------------------------------------------
     Net assets, at value ...........................    $    46,365,853     $    74,779,396    $ 1,288,643,060     $    24,690,842
                                                         ===========================================================================




                       See notes to financial statements.                     79

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999 (UNAUDITED)

                                                          FRANKLIN              FRANKLIN            FRANKLIN            FRANKLIN
                                                      AGGRESSIVE GROWTH         BLUE CHIP       CALIFORNIA GROWTH   LARGE CAP GROWTH
                                                            FUND                  FUND                FUND                 FUND
                                                      ------------------------------------------------------------------------------
CLASS A:
 Net assets, at value ...........................     $   11,363,200       $   74,779,396       $1,063,394,645       $    6,039,932
                                                      ==============================================================================
 Shares outstanding .............................             693,359            4,828,850           31,280,822              537,759
                                                      ==============================================================================
 Net asset value per share* .....................      $        16.39       $        15.49       $        34.00       $        11.23
                                                      ==============================================================================
 Maximum offering price per share
 (net asset value per share divided by 94.25%) ..      $        17.39       $        16.44       $        36.07       $        11.92
                                                      ==============================================================================
CLASS B:
 Net assets, at value ...........................      $    1,493,578                 --         $   10,468,797       $      975,984
                                                      ==============================================================================
 Shares outstanding .............................              91,153                 --                309,901               87,169
                                                      ==============================================================================
 Net asset value and maximum
 offering price per share* ......................      $        16.39                 --         $        33.78       $        11.20
                                                      ==============================================================================
CLASS C:
 Net assets, at value ...........................      $    3,999,127                 --         $  214,779,618       $    6,749,997
                                                      ==============================================================================
 Shares outstanding .............................             244,141                 --              6,372,067              603,094
                                                      ==============================================================================
 Net asset value per share* .....................      $        16.38                 --         $        33.71       $        11.19
                                                      ==============================================================================
 Maximum offering price per share
 (net asset value per share divided by 99.00%) ..      $        16.55                 --         $        34.05       $        11.30
                                                      ==============================================================================
ADVISOR CLASS:
 Net assets, at value ...........................      $   29,509,948                 --                   --         $   10,924,929
                                                      ==============================================================================
 Shares outstanding .............................           1,797,836                 --                   --                971,915
                                                      ==============================================================================
 Net asset value and maximum
 offering price per share .......................      $        16.41                 --                   --         $        11.24
                                                      ==============================================================================



* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     80

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999 (UNAUDITED)

                                                                                              FRANKLIN                 FRANKLIN
                                                                                            MIDCAP GROWTH           SMALL CAP GROWTH
                                                                                                 FUND                      FUND
                                                                                            ----------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...................................................           $   29,632,120            $3,497,708,119
  Cost - Non-controlled affiliated issuers ......................................                     --               1,252,271,383
                                                                                            ========================================
  Value - Unaffiliated issuers ..................................................               40,431,305             5,357,621,756
  Value - Non-controlled affiliated issuers .....................................                     --               1,282,727,888
 Repurchase agreement, at value and cost ........................................                     --                 688,475,138
 Receivables:
  Investment securities sold ....................................................                  127,396                 2,740,695
  Capital shares sold ...........................................................                  238,228                29,107,481
  Dividends and interest ........................................................                    6,483                   541,057
                                                                                            ----------------------------------------
   Total assets .................................................................               40,803,412             7,361,214,015
                                                                                            ----------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............................................                  169,025                32,714,664
  Capital shares redeemed .......................................................                   40,805                24,206,146
  Affiliates ....................................................................                   39,763                 5,807,188
  Shareholders ..................................................................                    3,361                   282,410
 Funds advanced by custodian ....................................................                     --                     276,000
 Payable upon return of securities loaned (Note 8) ..............................                     --                 320,296,429
 Other liabilities ..............................................................                   15,814                   703,661
                                                                                            ----------------------------------------
   Total liabilities ............................................................                  268,768               384,286,498
                                                                                            ----------------------------------------
    Net assets, at value ........................................................           $   40,534,644            $6,976,927,517
                                                                                            ========================================
Net assets consist of:
 Undistributed net investment income ............................................           $         --              $    7,685,728
 Accumulated distributions in excess of net investment income ...................                  (35,359)                     --
 Net unrealized appreciation ....................................................               10,799,185             1,890,370,142
 Accumulated net realized gain (loss) ...........................................               (1,449,128)               60,864,770
 Capital shares .................................................................               31,219,946             5,018,006,877
                                                                                            ----------------------------------------
    Net assets, at value ........................................................           $   40,534,644            $6,976,927,517
                                                                                            ========================================


                       See notes to financial statements.                     81

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999 (UNAUDITED)


                                                                                                  FRANKLIN             FRANKLIN
                                                                                                MIDCAP GROWTH       SMALL CAP GROWTH
                                                                                                     FUND                 FUND
                                                                                                ------------------------------------
CLASS A:
 Net assets, at value ................................................................            $40,534,644         $5,754,812,581
                                                                                                ====================================
 Shares outstanding ..................................................................              2,218,348            185,024,287
                                                                                                ====================================
 Net asset value per share* ..........................................................                 $18.27                 $31.10
                                                                                                ====================================
 Maximum offering price per share (net asset value per share divided by 94.25%) ......                 $19.38                 $33.00
                                                                                                ====================================
CLASS C:
 Net assets, at value ................................................................                   --             $993,786,320
                                                                                                ====================================
 Shares outstanding ..................................................................                   --               32,509,593
                                                                                                ====================================
 Net asset value per share* ..........................................................                   --                   $30.57
                                                                                                ====================================
 Maximum offering price per share (net asset value per share divided by 99.00%) ......                   --                   $30.88
                                                                                                ====================================
ADVISOR CLASS:
 Net assets, at value ................................................................                   --             $228,328,616
                                                                                                ====================================
 Shares outstanding ..................................................................                   --                7,306,822
                                                                                                ====================================
 Net asset value and maximum offering price per share ................................                   --                   $31.25
                                                                                                ====================================



* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

82                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)

                                                                    FRANKLIN         FRANKLIN          FRANKLIN           FRANKLIN
                                                                   AGGRESSIVE        BLUE CHIP        CALIFORNIA          LARGE CAP
                                                                   GROWTH FUND          FUND          GROWTH FUND        GROWTH FUND
                                                                --------------------------------------------------------------------
Investment income:
 Dividends* ................................................    $      51,916     $     360,327     $   4,735,536     $      54,779
 Interest ..................................................            6,120            23,531           604,606             5,811
                                                                --------------------------------------------------------------------
   Total investment income .................................           58,036           383,858         5,340,142            60,590
                                                                --------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................           35,234           237,660         2,418,205            30,308
 Administrative fees (Note 3) ..............................           15,330              --                --              12,778
 Distribution fees (Note 3)
  Class A ..................................................            5,667           100,880         1,105,318             3,495
  Class B ..................................................            1,893              --              27,996             2,444
  Class C ..................................................            4,211              --             895,640             8,843
 Transfer agent fees (Note 3) ..............................            6,391            72,254         1,041,213             2,800
 Custodian fees ............................................              131             1,978             4,486                49
 Reports to shareholders ...................................              764             7,435           190,398               714
 Registration and filing fees ..............................            3,131            17,315            67,991             3,451
 Professional fees .........................................              426             1,010            15,052               367
 Trustees' fees and expenses ...............................              218               472            10,501               143
 Amortization of offering costs (Note 1) ...................           36,065              --                --              39,010
 Other .....................................................               71             3,899            14,176                53
                                                                --------------------------------------------------------------------
   Total expenses ..........................................          109,532           442,903         5,790,976           104,455
   Expenses waived/paid by affiliate (Note 3) ..............          (29,268)          (39,451)             --             (32,354)
                                                                --------------------------------------------------------------------
    Net expenses ...........................................           80,264           403,452         5,790,976            72,101
                                                                --------------------------------------------------------------------
   Net investment loss .....................................          (22,228)          (19,594)         (450,834)          (11,511)
                                                                --------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments in unaffiliated issuers ......................        2,235,952         1,099,576        56,141,199          (254,327)
  Foreign currency transactions ............................             --               5,246              --                --
                                                                --------------------------------------------------------------------
    Net realized gain (loss) ...............................        2,235,952         1,104,822        56,141,199          (254,327)
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................        7,681,137         3,871,861       249,865,743         2,507,673
  Translation of assets and liabilities denominated in
   foreign currencies ......................................             --              (3,914)             --                --
                                                                --------------------------------------------------------------------
    Net unrealized appreciation ............................        7,681,137         3,867,947       249,865,743         2,507,673
                                                                --------------------------------------------------------------------
Net realized and unrealized gain ...........................        9,917,089         4,972,769       306,006,942         2,253,346
                                                                --------------------------------------------------------------------
Net increase in net assets resulting from operations .......    $   9,894,861     $   4,953,175     $ 305,556,108     $   2,241,835
                                                                ====================================================================


* Net of foreign taxes and fees of $8,578 and $115 for the Franklin Blue Chip Fund and the Franklin Large Cap Growth Fund, respectively.



                       See notes to financial statements.                     83

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)


                                                                                                FRANKLIN                FRANKLIN
                                                                                                 MIDCAP                 SMALL CAP
                                                                                               GROWTH FUND             GROWTH FUND
                                                                                            ----------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers* ............................................................        $       160,881         $    12,232,337
  Non-controlled affiliated issuers ................................................                   --                 1,063,462
 Interest ..........................................................................                 19,971              14,669,033
                                                                                            ----------------------------------------
   Total investment income .........................................................                180,852              27,964,832
                                                                                            ----------------------------------------
Expenses:
 Management fees (Note 3) ..........................................................                111,942              12,865,714
 Distribution fees (Note 3)
  Class A ..........................................................................                 43,454               5,901,602
  Class C ..........................................................................                   --                 4,208,818
 Transfer agent fees (Note 3) ......................................................                 43,195               4,822,490
 Custodian fees ....................................................................                    162                  34,690
 Reports to shareholders ...........................................................                 10,184                 696,046
 Registration and filing fees ......................................................                 11,474                 361,457
 Professional fees .................................................................                    974                 106,814
 Trustees' fees and expenses .......................................................                    414                  57,743
 Other .............................................................................                    463                  51,998
                                                                                            ----------------------------------------
   Total expenses ..................................................................                222,262              29,107,372
                                                                                            ----------------------------------------
    Net investment loss ............................................................                (41,410)             (1,142,540)
                                                                                            ----------------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments in unaffiliated issuers ..............................................                128,277             180,975,454
  Investments in non-controlled affiliated issuers (Note 7) ........................                   --                (7,501,369)
  Foreign currency transactions ....................................................                   --                  (224,199)
                                                                                            ----------------------------------------
 Net realized gain .................................................................                128,277             173,249,886
     Net unrealized appreciation on investments ....................................              4,737,333           1,236,479,949
                                                                                            ----------------------------------------
Net realized and unrealized gain ...................................................              4,865,610           1,409,729,835
                                                                                            ----------------------------------------
Net increase in net assets resulting from operations ...............................        $     4,824,200         $ 1,408,587,295
                                                                                            ========================================



* Net of foreign taxes and fees of $49,308 for the Franklin Small Cap Growth
Fund.



84                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED) AND THE YEAR ENDED APRIL 30, 1999


                                                                                FRANKLIN                         FRANKLIN
                                                                          AGGRESSIVE GROWTH FUND*              BLUE CHIP FUND
                                                                          ----------------------------------------------------------
                                                                                  PERIOD            SIX MONTHS            YEAR
                                                                                   ENDED               ENDED              ENDED
                                                                                OCTOBER 31, 1999  OCTOBER 31, 1999    APRIL 30, 1999
                                                                          ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................................        $    (22,228)      $    (19,594)      $    150,036
  Net realized gain from investments and foreign
 currency transactions ..................................................           2,235,952          1,104,822          1,499,458
  Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
in foreign currencies ...................................................           7,681,137          3,867,947          3,974,888
                                                                          ----------------------------------------------------------
   Net increase in net assets resulting
    from operations .....................................................           9,894,861          4,953,175          5,624,382
 Distributions to shareholders from net investment income ...............                --                 --             (126,476)
 Capital share transactions: (Note 2)
    Class A .............................................................           9,068,900         14,945,756         32,546,439
    Class B .............................................................           1,177,037               --                 --
    Class C .............................................................           3,325,976               --                 --
    Advisor Class .......................................................          22,899,079               --                 --
                                                                          ----------------------------------------------------------
 Total capital share transactions .......................................          36,470,992         14,945,756         32,546,439
   Net increase in net assets ...........................................          46,365,853         19,898,931         38,044,345
Net assets:
 Beginning of period ....................................................                --           54,880,465         16,836,120
                                                                          ----------------------------------------------------------
 End of period ..........................................................        $ 46,365,853       $ 74,779,396       $ 54,880,465
                                                                          ==========================================================
Undistributed net investment income (loss) included in net assets:
  End of period .........................................................        $    (22,228)      $     51,196       $     70,790
                                                                          ==========================================================

* For the period June 23, 1999 (effective date) to October 31, 1999.



                       See notes to financial statements.                     85

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 1999


                                                                                       FRANKLIN                       FRANKLIN
                                                                                 CALIFORNIA GROWTH FUND        LARGE CAP GROWTH FUND
                                                                          ----------------------------------------------------------
                                                                            SIX MONTHS              YEAR                PERIOD
                                                                               ENDED                ENDED                ENDED
                                                                          OCTOBER 31, 1999      APRIL 30, 1999     OCTOBER 31, 1999*
                                                                          ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................................     $      (450,834)     $     2,495,653      $       (11,511)
  Net realized gain (loss) from investments and
 foreign currency transactions ......................................          56,141,199          (60,726,763)            (254,327)
  Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies ...........         249,865,743          115,471,275            2,507,673
                                                                          ----------------------------------------------------------
     Net increase in net assets resulting from operations ...........         305,556,108           57,240,165            2,241,835
 Distributions to shareholders from:
  Net investment income:
    Class A .........................................................          (1,829,561)          (4,374,577)                --
    Class B .........................................................              (7,547)                --                   --
    Class C .........................................................             (82,969)                (606)                --
  In excess of net investment income:
    Class A .........................................................            (549,224)                --                   --
    Class B .........................................................              (2,265)                --                   --
    Class C .........................................................             (24,907)                --                   --
  Net realized gains:
    Class A .........................................................                --            (15,717,424)                --
    Class C .........................................................                --             (3,127,611)                --
                                                                          ----------------------------------------------------------
 Total distributions to shareholders ................................          (2,496,473)         (23,220,218)                --
 Capital share transactions: (Note 2)
    Class A .........................................................          31,987,797           32,435,619            5,556,150
    Class B .........................................................           5,984,785            2,564,716              889,660
    Class C .........................................................           5,046,199           29,589,278            6,292,341
    Advisor Class ...................................................                --                   --              9,710,856
                                                                          ----------------------------------------------------------
 Total capital share transactions ...................................          43,018,781           64,589,613           22,449,007
     Net increase in net assets .....................................         346,078,416           98,609,560           24,690,842
Net assets:
 Beginning of period ................................................         942,564,644          843,955,084                 --
                                                                          ----------------------------------------------------------
 End of period ......................................................     $ 1,288,643,060      $   942,564,644      $    24,690,842
                                                                          ==========================================================
Undistributed net investment income (loss or accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of period .....................................................     $      (576,397)     $     2,370,910      $       (11,511)
                                                                          ==========================================================



* For the period June 7, 1999 (effective date) to October 31, 1999.


86                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 1999


                                                                       FRANKLIN                              FRANKLIN
                                                                    MIDCAP GROWTH FUND                 SMALL CAP GROWTH FUND
                                                           -------------------------------------------------------------------------
                                                              SIX MONTHS            YEAR           SIX MONTHS            YEAR
                                                                 ENDED              ENDED             ENDED              ENDED
                                                           OCTOBER 31, 1999    APRIL 30, 1999    OCTOBER 31, 1999    APRIL 30, 1999
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .........................   $       (41,410)   $        92,018    $    (1,142,540)   $     8,864,522
  Net realized gain (loss) from investments and
 foreign currency transactions .........................           128,277         (1,550,328)       173,249,886       (109,863,505)
  Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
in foreign currencies ..................................         4,737,333             72,048      1,236,479,949          7,888,123
                                                           -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .......................................         4,824,200         (1,386,262)     1,408,587,295        (93,110,860)
 Distributions to shareholders from:
  Net investment income:
 Class A ...............................................           (49,650)              --                 --          (24,920,845)
 Advisor Class .........................................              --                 --                 --           (1,373,343)
  In excess of net investment income ...................           (35,359)              --                 --                 --
  Net realized gains:
 Class A ...............................................              --             (347,614)              --          (31,374,289)
 Class C ...............................................              --                 --                 --           (6,067,928)
 Advisor Class .........................................              --                 --                 --           (1,280,976)
                                                           -------------------------------------------------------------------------
 Total distributions to shareholders ...................           (85,009)          (347,614)              --          (65,017,381)
 Capital share transactions: (Note 2)
 Class A ...............................................         1,894,520          5,771,147        342,578,944        418,158,255
 Class C ...............................................              --                 --           28,539,833         64,646,406
 Advisor Class .........................................              --                 --           13,166,953         51,015,284
                                                           -------------------------------------------------------------------------
 Total capital share transactions ......................         1,894,520          5,771,147        384,285,730        533,819,945
Net increase in net assets .............................         6,633,711          4,037,271      1,792,873,025        375,691,704
Net assets:
 Beginning of period ...................................        33,900,933         29,863,662      5,184,054,492      4,808,362,788
                                                           -------------------------------------------------------------------------
 End of period .........................................   $    40,534,644    $    33,900,933    $ 6,976,927,517    $ 5,184,054,492
                                                           =========================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
included in net assets:
  End of period ........................................   $       (35,359)   $        91,060    $     7,685,728    $     8,828,268
                                                           =========================================================================

                       See notes to financial statements.                     87

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin California Growth Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                                                 CLASS A, CLASS B, CLASS C,
CLASS A                   CLASS A, CLASS C, & ADVISOR CLASS   CLASS A, CLASS B, & CLASS C        & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Franklin Blue Chip Fund   Franklin Small Cap Growth Fund      Franklin California Growth Fund    Franklin Aggressive Growth Fund
Franklin MidCap Growth                                                                           Fund Franklin Large Cap Growth Fund

At October 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                          FRANKLIN                             FRANKLIN
                                                    AGGRESSIVE GROWTH FUND(1)                 BLUE CHIP FUND
                                                   ---------------------------------------------------------------
                                                     SHARES        AMOUNT               SHARES          AMOUNT
                                                   ---------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 1999
 Shares sold                                        1,091,554   $14,373,895            2,226,362     $ 32,764,731
 Shares redeemed                                     (398,195)   (5,304,995)          (1,206,623)     (17,818,975)
                                                   ---------------------------------------------------------------
 Net increase                                         693,359   $ 9,068,900            1,019,739     $ 14,945,756
                                                   ===============================================================
Year ended April 30, 1999
 Shares sold                                                                           3,618,266     $ 47,414,962
 Shares issued in reinvestment of distributions                                            8,472          105,717
 Shares redeemed                                                                      (1,168,867)     (14,974,240)
                                                                                      ----------------------------
 Net increase                                                                          2,457,871     $ 32,546,439
                                                                                      ============================


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN
                                                      AGGRESSIVE GROWTH FUND(1)
                                                   ----------------------------
                                                      SHARES           AMOUNT
                                                   ----------------------------
CLASS B SHARES:
Six months ended October 31, 1999
 Shares sold .............................            91,933       $  1,187,909
 Shares redeemed .........................              (780)           (10,872)
                                                   ----------------------------
 Net increase ............................            91,153       $  1,177,037
                                                   ============================
CLASS C SHARES:
Six months ended October 31, 1999
 Shares sold .............................           256,136       $  3,500,171
 Shares redeemed .........................           (11,995)          (174,195)
                                                   ----------------------------
 Net increase ............................           244,141       $  3,325,976
                                                   ============================
ADVISOR CLASS SHARES:
Six months ended October 31, 1999
 Shares sold .............................         1,842,176       $ 23,495,048
 Shares redeemed .........................           (44,340)          (595,969)
                                                   ----------------------------
 Net increase ............................         1,797,836       $ 22,899,079
                                                   ============================


(1) For the period June 23, 1999 (effective date) to October 31, 1999.


                                                                         FRANKLIN                                 FRANKLIN
                                                                   CALIFORNIA GROWTH FUND                  LARGE CAP GROWTH FUND(3)
                                                               ---------------------------------------------------------------------
                                                                  SHARES            AMOUNT               SHARES            AMOUNT
                                                               ---------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 1999
 Shares sold ...........................................        13,482,603      $ 391,298,280            578,286      $   5,982,734
 Shares issued in reinvestment of distributions ........            87,475          2,237,912               --                 --
 Shares redeemed .......................................       (12,525,101)      (361,548,395)           (40,527)          (426,584)
                                                               ---------------------------------------------------------------------
 Net increase ..........................................         1,044,977      $  31,987,797            537,759      $   5,556,150
                                                               =====================================================================
Year ended April 30, 1999
 Shares sold ...........................................        16,494,382      $ 386,947,861
 Shares issued in reinvestment of distributions ........           825,009         18,676,674
 Shares redeemed .......................................       (15,966,155)      (373,188,916)
                                                               ------------------------------
 Net increase ..........................................         1,353,236      $  32,435,619
                                                               ==============================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                           FRANKLIN                           FRANKLIN
                                                                    CALIFORNIA GROWTH FUND             LARGE CAP GROWTH FUND(3)
                                                                 -------------------------------------------------------------------
                                                                    SHARES         AMOUNT                SHARES           AMOUNT
                                                                 -------------------------------------------------------------------

CLASS B SHARES:
Six months ended October 31, 1999
 Shares sold ...........................................           213,786          6,192,530             96,129       $    982,307
 Shares issued in reinvestment of distributions ........               366              9,348               --                 --
 Shares redeemed .......................................            (7,430)          (217,093)            (8,960)           (92,647)
                                                                 -------------------------------------------------------------------
 Net increase ..........................................           206,722          5,984,785             87,169       $    889,660
                                                                 ===================================================================
Year ended April 30, 1999(2)
 Shares sold ...........................................           103,431       $  2,570,873
 Shares redeemed .......................................              (252)            (6,157)
                                                                 ----------------------------
 Net increase ..........................................           103,179       $  2,564,716
                                                                 ============================
CLASS C SHARES:
Six months ended October 31, 1999
 Shares sold ...........................................           851,443         24,743,368            626,980       $  6,549,554
 Shares issued in reinvestment of distributions ........             3,833             97,634               --                 --
 Shares redeemed .......................................          (698,569)       (19,794,803)           (23,886)          (257,213)
                                                                 -------------------------------------------------------------------
 Net increase ..........................................           156,707          5,046,199            603,094       $  6,292,341
                                                                 ===================================================================
Year ended April 30, 1999
 Shares sold ...........................................         3,010,549       $ 70,453,473
 Shares issued in reinvestment of distributions ........           128,580          2,895,577
 Shares redeemed .......................................        (1,868,591)       (43,759,772)
                                                                 ----------------------------
 Net increase ..........................................         1,270,538       $ 29,589,278
                                                                 ============================
ADVISOR CLASS SHARES:
Six months ended October 31, 1999
 Shares sold ....................................................................................      1,156,947       $ 11,708,712
 Shares redeemed ................................................................................       (185,032)        (1,997,856)
                                                                                                       ----------------------------
 Net increase ...................................................................................        971,915       $  9,710,856
                                                                                                       ============================

(2) For the Franklin California Growth Fund, for the period January 1, 1999 (effective date) to April 30, 1999.

(3) For the period June 7, 1999 (effective date) to October 31, 1999.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                    Franklin                                Franklin
                                                                MidCap Growth Fund                     Small Cap Growth Fund
                                                           ------------------------------------------------------------------------
                                                             Shares             Amount              Shares               Amount
                                                           ------------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 1999
 Shares sold ...................................           1,074,320      $    17,628,424          117,500,149      $ 3,124,284,322
 Shares issued in reinvestment of distributions                3,549               57,049                 --                   --
 Shares redeemed ...............................            (958,395)         (15,790,953)        (104,947,661)      (2,781,705,378)
                                                           ------------------------------------------------------------------------
 Net increase ..................................             119,474      $     1,894,520           12,552,488      $   342,578,944
                                                           ========================================================================
Year ended April 30, 1999
 Shares sold ...................................           1,510,866      $    22,694,848          161,810,259      $ 3,545,958,486
 Shares issued in reinvestment of distributions               16,973              236,773            2,486,084           51,561,607
 Shares redeemed ...............................          (1,140,923)         (17,160,474)        (144,463,351)      (3,179,361,838)
                                                           ------------------------------------------------------------------------
 Net increase ..................................             386,916      $     5,771,147           19,832,992      $   418,158,255
                                                           ========================================================================
CLASS C SHARES:
Six months ended October 31, 1999
 Shares sold .............................................................                           3,910,340      $   102,422,809
 Shares redeemed .........................................................                          (2,846,395)         (73,882,976)
                                                                                                   --------------------------------
 Net increase ............................................................                           1,063,945      $    28,539,833
                                                                                                   ================================
Year ended April 30, 1999
 Shares sold .............................................................                          13,842,560      $   300,359,397
 Shares issued in reinvestment of distributions ..........................                             260,342            5,339,598
 Shares redeemed .........................................................                         (11,256,132)        (241,052,589)
                                                                                                   --------------------------------
 Net increase ............................................................                           2,846,770      $    64,646,406
                                                                                                   ================================
ADVISOR CLASS SHARES:
Six months ended October 31, 1999
 Shares sold .............................................................                           2,399,428      $    63,201,685
 Shares redeemed .........................................................                          (1,886,896)         (50,034,732)
                                                                                                   --------------------------------
 Net increase ............................................................                             512,532      $    13,166,953
                                                                                                   ================================
Year ended April 30, 1999
 Shares sold .............................................................                           6,726,880      $   148,222,012
 Shares issued in reinvestment of distributions ..........................                              95,743            1,989,524
 Shares redeemed .........................................................                          (4,591,816)         (99,196,252)
                                                                                                   --------------------------------
 Net increase ............................................................                           2,230,807      $    51,015,284
                                                                                                   ================================


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/ Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:

                           FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                          AGGRESSIVE       BLUE       CALIFORNIA     LARGE CAP      MIDCAP       SMALL CAP
                          GROWTH FUND    CHIP FUND    GROWTH FUND   GROWTH FUND   GROWTH FUND   GROWTH FUND
Dividend income             $51,184       $71,616     $1,375,631      $27,760       $67,381     $1,822,138

The Franklin California Growth Fund and the Franklin Small Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the funds as follows:

       ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
       -------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the funds as follows:

       ANNUALIZED
        FEE RATE       AVERAGE DAILY NET ASSETS
       ----------------------------------------
          .500%        First $500 million
          .400%        Over $500 million, up to and including $1 billion
          .350%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE       AVERAGE DAILY NET ASSETS
      ------------------------------------------------------------------
          .750%        First $500 million
          .625%        Over $500 million, up to and including $1 billion
          .500%        Over $1 billion

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin MidCap Growth Fund pays an investment management fee to Advisers of .65% per year of the average daily net assets of the fund.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an administrative fee to FT Services of .20% per year of the average daily net assets of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the funds, except the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive administrative and management fees for the Franklin Aggressive Growth Fund, Franklin Blue Chip Fund and the Franklin Large Cap Growth Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares as follows:

                            FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN      FRANKLIN     FRANKLIN
                           AGGRESSIVE       BLUE       CALIFORNIA      LARGE CAP     MIDCAP       SMALL CAP
                          GROWTH FUND     CHIP FUND    GROWTH FUND    GROWTH FUND   GROWTH FUND  GROWTH FUND
                          ----------------------------------------------------------------------------------
Class A ..................    .35%            .35%         .25%             .35%        .35%            .25%
Class B ..................   1.00%            --          1.00%            1.00%        --              --
Class C ..................   1.00%            --          1.00%            1.00%        --             1.00%

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                           FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN     FRANKLIN
                          AGGRESSIVE         BLUE       CALIFORNIA     LARGE CAP      MIDCAP      SMALL CAP
                          GROWTH FUND      CHIP FUND    GROWTH FUND   GROWTH FUND   GROWTH FUND  GROWTH FUND
                          ---------------------------------------------------------------------------------
Net commissions
 received (paid)........  $(36,234)       $18,165      $(397,512)     $(47,526)      $13,766     $(1,668,742)
Contingent deferred
 sales charges..........  $    369        $    68      $  40,205      $    349       $   --      $   164,816

The Funds paid transfer agent fees of $5,988,343, of which $3,867,005 was paid to Investor Services.

At October 31, 1999, Advisers and/or investment companies managed by Advisers owned 62.87%, 49.08%, and 28.20% of the net assets of the Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin MidCap Growth Fund, respectively.


4. INCOME TAXES

At April 30, 1999, the Franklin California Growth Fund, the Franklin MidCap Growth Fund and the Franklin Small Cap Growth Fund had tax basis capital losses of $55,141,885, $1,535,255, and $111,986,137, respectively, which may be carried over to offset future capital gains. Such losses expire in 2007.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)



4. INCOME TAXES (cont.)

At April 30, 1999, the Franklin California Growth Fund had deferred capital losses occurring subsequent to October 31, 1998 of $5,826,227. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

At April 30, 1999, the Franklin Blue Chip Fund and Franklin Small Cap Fund had deferred currency losses occurring subsequent to October 31, 1998 of $1,663 and $13,830, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                   FRANKLIN         FRANKLIN          FRANKLIN        FRANKLIN        FRANKLIN          FRANKLIN
                                  AGGRESSIVE          BLUE           CALIFORNIA       LARGE CAP        MIDCAP           SMALL CAP
                                 GROWTH FUND       CHIP FUND       GROWTH FUND      GROWTH FUND     GROWTH FUND       GROWTH FUND
                              -----------------------------------------------------------------------------------------------------
Investments at cost .......   $  40,202,007     $  67,227,720    $ 794,081,941    $ 22,640,197    $  29,706,641     $ 5,438,815,978
                              =====================================================================================================
Unrealized appreciation ...   $   8,498,530     $  12,450,043    $ 519,493,412    $  2,842,901    $  11,867,786     $ 2,607,310,817
Unrealized depreciation ...        (817,393)       (2,559,112)     (40,762,094)       (426,114)      (1,143,122)       (717,302,013)
                              -----------------------------------------------------------------------------------------------------
Net unrealized appreciation   $   7,681,137     $   9,890,931    $ 478,731,318    $  2,416,787    $  10,724,664     $ 1,890,008,804
                              =====================================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1999 were as follows:

                           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                          AGGRESSIVE            BLUE            CALIFORNIA          LARGE CAP           MIDCAP            SMALL CAP
                          GROWTH FUND         CHIP FUND         GROWTH FUND        GROWTH FUND       GROWTH FUND        GROWTH FUND
                       -------------------------------------------------------------------------------------------------------------
Purchases ........     $   47,375,345     $   31,858,639     $  423,676,625     $   27,454,810     $   11,724,852     $1,148,372,667
Sales ............     $   16,295,621     $   17,882,845     $  382,440,949     $    7,346,676     $   10,920,251     $  903,489,312


6. RESTRICTED SECURITIES

The funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The cost of registering such securities are paid by the issuer. Restricted securities held at October 31, 1999 were as follows:

                                                                             ACQUISITION
SHARES     ISSUER                                                               DATE                   COST                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
31,328     eMachines Inc. (.4% of net assets) ....................             8/16/99             $  199,998             $  199,998
FRANKLIN CALIFORNIA GROWTH FUND
783,208    eMachines Inc. (.4% of net assets) ....................             8/16/99             $5,000,000             $5,000,000
FRANKLIN SMALL CAP GROWTH FUND
1,378,446  eMachines Inc. (.1% of net assets) ....................             8/16/99             $8,799,999             $8,799,999

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends, interest income, and net realized capital gains (losses), at October 31, 1999 were as shown below.

                                         NUMBER OF SHARES                                           NUMBER OF SHARES
                                             HELD AT               GROSS              GROSS             HELD AT
NAME OF ISSUER                          BEGINNING OF PERIOD      ADDITIONS          REDUCTIONS        END OF PERIOD
------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
Remedy Temp Inc., A .............             400,000                --                  --               400,000

   TOTAL NON-CONTROLLED
   AFFILIATED ISSUERS ...........

FRANKLIN SMALL CAP GROWTH FUND:
Activison Inc. ..................           1,294,400                --                  --             1,294,400
Applied Graphics
 Technologies Inc. ..............           1,319,000                --               119,000           1,200,000
Atlantic Coast Airlines
 Holdings Inc. ..................           1,400,000                --                  --             1,400,000
Atwood Oceanics Inc. ............           1,216,600                --                  --             1,216,600
AVT Corp. .......................             837,400                --                  --               837,400
Barrett Resources Corp. .........           1,790,900                --               130,000           1,660,900
Catalytica Inc. .................           1,965,733                --                  --             1,965,733
Catapult Communications Corp. ...             627,000              53,900              24,100             656,800
Coherent Inc. ...................           1,763,400                --                  --             1,763,400
Com21 Inc. ......................           1,294,000                --               736,400             557,600
Core Laboratories
 NV (Netherlands) ...............           1,632,400                --                  --             1,632,400
Cumulus Media Inc., A ...........             785,000             396,700             181,700           1,000,000
Expeditors International of
 Washington Inc.** ..............           2,562,200                --                  --             2,562,200
FLIR Systems Inc. ...............           1,028,600                --                  --             1,028,600
Gibraltar Steel Corp. ...........           1,012,800                --                  --             1,012,800
HNC Software Inc. ...............           1,348,200             388,000                --             1,736,200
H.T.E. Inc. .....................           1,227,100                --               618,000             609,100
Innkeepers USA Trust ............           2,102,800                --                  --             2,102,800
Integrated Systems Inc. .........           1,857,200                --               155,000           1,702,200
Itron Inc. ......................           1,159,800                --                  --             1,159,800
Javelin Systems Inc. ............             499,100              94,000                --               593,100
Komag Inc. ......................           4,207,100                --                  --             4,207,100
Ladish Co. Inc. .................             971,600                --               154,900             816,700
MeriStar Hotels & Resorts Inc. ..           1,330,000                --                  --             1,330,000
Mesa Air Group Inc. .............           1,467,200                --                  --             1,467,200
Mettler-Toledo International Inc.           1,886,600             591,300                --             2,477,900
Micromuse Inc. ..................             960,000                --               139,800             820,200
MicroStrategy Inc., A ...........             426,100                --               205,100             221,000
Natural MicroSystems Corp. ......             646,600                --               282,400             364,200
Newfield Exploration Co. ........           2,338,600                --               200,000           2,138,600



                                               VALUE AT              DIVIDEND        NET REALIZED
NAME OF ISSUER                              END OF PERIOD             INCOME           GAIN/LOSS
-------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
Remedy Temp Inc., A .............              4,300,000                --                  --
                                            -----------------------------------------------------
   TOTAL NON-CONTROLLED
   AFFILIATED ISSUERS ...........           $  4,300,000         $      --          $       --
                                            =====================================================
FRANKLIN SMALL CAP GROWTH FUND:
Activison Inc. ..................             18,283,400                --                  --
Applied Graphics
 Technologies Inc. ..............              8,550,000                --            (6,089,524)
Atlantic Coast Airlines
 Holdings Inc. ..................             32,550,000                --                  --
Atwood Oceanics Inc. ............             35,357,438                --                  --
AVT Corp. .......................             28,052,900                --                  --
Barrett Resources Corp. .........             55,743,956                --             1,777,418
Catalytica Inc. .................             24,694,521                --                  --
Catapult Communications Corp. ...             10,426,700                --               388,049
Coherent Inc. ...................             36,259,913                --                  --
Com21 Inc. ......................                      *                --            (2,729,399)
Core Laboratories
 NV (Netherlands) ...............             29,995,350                --                  --
Cumulus Media Inc., A ...........             35,875,000                --             1,174,510
Expeditors International of
 Washington Inc.** ..............             95,762,225             128,110                --
FLIR Systems Inc. ...............             14,593,263                --                  --
Gibraltar Steel Corp. ...........             24,750,300              50,640                --
HNC Software Inc. ...............             69,339,488                --                  --
H.T.E. Inc. .....................                      *                --            (3,175,484)
Innkeepers USA Trust ............             18,136,650             874,462                --
Integrated Systems Inc. .........             28,618,238                --            (1,056,045)
Itron Inc. ......................              5,436,563                --                  --
Javelin Systems Inc. ............              4,893,075                --                  --
Komag Inc. ......................              6,968,009                --                  --
Ladish Co. Inc. .................              5,716,900                --            (1,149,740)
MeriStar Hotels & Resorts Inc. ..                      *                --                  --
Mesa Air Group Inc. .............                      *                --                  --
Mettler-Toledo International Inc.             73,872,394                --                  --
Micromuse Inc. ..................             87,658,875                --             5,728,543
MicroStrategy Inc., A ...........                      *                --               539,171
Natural MicroSystems Corp. ......                      *                --              (902,309)
Newfield Exploration Co. ........             62,955,038                --               865,890

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (cont.)

                                                  NUMBER OF SHARES                                                  NUMBER OF SHARES
                                                       HELD AT                GROSS                GROSS                HELD AT
NAME OF ISSUER                                  BEGINNING OF PERIOD         ADDITIONS            REDUCTIONS           END OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND: (CONT.)
Newport Corp. .........................                 512,500                 --                    --                  512,500
Nuevo Energy Co. ......................               1,075,500                 --                    --                1,075,500
Pacific Gateway Exchange Inc. .........               1,015,700                 --                    --                1,015,700
Pennaco Energy Inc. ...................                    --              1,400,000                  --                1,400,000
Perceptron Inc. .......................                 793,500                 --                    --                  793,500
Pharmaceutical Product
 Development Inc. .....................               1,300,000                 --                    --                1,300,000
Prime Hospitality Corp ................               3,020,500                 --                    --                3,020,500
Primus Telecommunications
 Group Inc. ...........................               1,406,100              726,100               319,100              1,813,100
RSA Security Inc (formally known as
 Security Dynamics) ...................               2,445,000                 --                 225,000              2,220,000
Rural Cellular Corp., A ...............                 690,800                 --                  44,100                646,700
Serologicals Corp. ....................               2,022,700                 --                    --                2,022,700
Silicon Valley Bancshares .............               1,293,600                 --                    --                1,293,600
SOS Staffing Services Inc. ............                 872,400                 --                    --                  872,400
Spectra-Physics Lasers Inc. ...........               1,016,300                 --                    --                1,016,300
Tom Brown Inc. ........................               2,095,800                 --                 151,000              1,944,800
Tropical Sportswear International Corp.                 400,500                 --                 400,500                      0
U.S. Liquids Inc. .....................               1,500,800                 --                 497,400              1,003,400
Varco International Inc. ..............               5,162,500                 --                    --                5,162,500
Verity Inc ............................                    --                786,100                  --                  786,100

TOTAL NON-CONTROLLED
 AFFILIATED ISSUERS ...................




                                                          VALUE AT                DIVIDEND            NET REALIZED
NAME OF ISSUER                                          END OF PERIOD               INCOME             GAIN/LOSS
------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND: (CONT.)
Newport Corp. .........................                $    9,993,750          $      10,250          $       --
Nuevo Energy Co. ......................                    15,258,656                    --                   --
Pacific Gateway Exchange Inc. .........                    23,107,175                    --                   --
Pennaco Energy Inc. ...................                    15,487,500                    --                   --
Perceptron Inc. .......................                     2,802,047                    --                   --
Pharmaceutical Product
 Development Inc. .....................                    13,081,250                    --                   --
Prime Hospitality Corp ................                    23,597,656                    --                   --
Primus Telecommunications
 Group Inc. ...........................                    40,114,838                    --              3,193,359
RSA Security Inc (formally known as
 Security Dynamics) ...................                    78,810,000                    --                (53,903)
Rural Cellular Corp., A ...............                    38,923,256                    --              1,047,873
Serologicals Corp. ....................                     7,837,963                    --                   --
Silicon Valley Bancshares .............                    42,203,700                    --                   --
SOS Staffing Services Inc. ............                     4,416,525                    --                   --
Spectra-Physics Lasers Inc. ...........                    10,480,594                    --                   --
Tom Brown Inc. ........................                    26,741,000                    --             (1,404,891)
Tropical Sportswear International Corp.                            --                       *            1,735,669
U.S. Liquids Inc. .....................                     6,710,238                    --             (7,390,556)
Varco International Inc. ..............                    54,528,906                    --                   --
Verity Inc ............................                    54,142,638                    --                   --
                                                       -----------------------------------------------------------
TOTAL NON-CONTROLLED
 AFFILIATED ISSUERS ...................                $1,282,727,888          $    1,063,462         $ (7,501,369)
                                                       ===========================================================


* As of October 31, 1999, no longer an affiliate.

** Reflects a 2:1 stock split during the current period. Balance as of 4/30/99 was 1,281,100.


8. LENDING OF PORTFOLIO SECURITIES

The Franklin Small Cap Growth Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $2,239,422 for the period ended October 31,1999. The value of the loaned securities for the Small Cap Growth Fund was $344,706,085. The Fund has received sufficient cash collateral to meet this commitment.

CONTENTS

Shareholder Letter          1

Fund Reports

 Franklin Biotechnology
 Discovery Fund             4

 Franklin Global
 Health Care Fund           8

 Franklin Global
 Utilities Fund            14

 Franklin Natural
 Resources Fund            22

Financial Highlights &
Statement of Investments   28

Financial Statements       46

Notes to
Financial Statements       51


SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for the Franklin Strategic Series covers the six months ended October 31, 1999.

FULL SPEED AHEAD.

During the second and third quarters of 1999, the U.S. economy performed like a well-trained thoroughbred. Gross domestic product (GDP) grew significantly, unemployment hovered around lows last seen in 1970, and inflation remained surprisingly benign.(1) Unfortunately, most U.S. stocks and bonds did not perform as well as the nation's economy.

UP, AND DOWN, AND UP AGAIN.

At the beginning of the six months under review, the Dow Jones(R) Industrial Average (the Dow) stood at 10788. By August 25, after much backing and filling, it posted a record high of 11326. But that was just the beginning of the story. During the week ended October 15, it fell 630 points (5.9%), its biggest percentage drop in a decade. Then, shrugging off worries about inflation and rising interest rates, it proceeded to gain 710 points, and on October 29 closed at 10,729. The Standard & Poor's(R) 500 Composite Index, which represents more stocks than the Dow, opened the reporting period at 1335 and ended it at 1362, see-sawing as violently as the Dow along the way.(2)


1. Second quarter 1999 GDP grew at an annualized rate of 1.9%, while third quarter GDP grew at an annualized rate of 5.5%. Source: Bloomberg.

STANDARD & POOR'S 500(C) COMPOSITE INDEX (S&P 500(C))
AND DOW JONES INDUSTRIAL AVERAGE (DJIA)
DAILY PRICES
4/30/99 - 10/31/99

This chart shows the volatility of the Standard & Poor's 500 Composite Index (S&P 500) and Dow Jones Industrial Average (DJIA), based on their daily prices from 4/30/99 to 10/31/99.

Daily Prices
6-months ended
10/31/99

       DATE           S&P 500          DJIA
       ----           -------          ----
     04/30/99         1335.18        10789.04
     05/03/99         1354.63        11014.69
     05/04/99         1332.00        10886.11
     05/05/99         1347.31        10955.41
     05/06/99         1332.05        10946.82
     05/07/99         1345.00        11031.59
     05/10/99         1340.30        11007.25
     05/11/99         1355.61        11026.15
     05/12/99         1364.00        11000.37
     05/13/99         1367.56        11107.19
     05/14/99         1337.80        10913.32
     05/17/99         1339.49        10853.47
     05/18/99         1333.32        10836.95
     05/19/99         1344.23        10887.39
     05/20/99         1338.83        10866.74
     05/21/99         1330.29        10829.28
     05/24/99         1306.65        10654.67
     05/25/99         1284.40        10531.09
     05/26/99         1304.76        10702.16
     05/27/99         1281.41        10466.93
     05/28/99         1301.84        10559.74
     06/01/99         1294.26        10596.26
     06/02/99         1294.81        10577.89
     06/03/99         1299.54        10663.69
     06/04/99         1327.75        10799.84
     06/07/99         1334.52        10909.38
     06/08/99         1317.33        10765.64
     06/09/99         1318.64        10690.29
     06/10/99         1302.82        10621.27
     06/11/99         1293.64        10490.51
     06/14/99         1294.00        10563.33
     06/15/99         1301.16        10594.99
     06/16/99         1330.41        10784.95
     06/17/99         1339.90        10841.63
     06/18/99         1342.84        10855.56
     06/21/99         1349.00        10815.98
     06/22/99         1335.88        10721.63
     06/23/99         1333.06        10666.86
     06/24/99         1315.78        10534.83
     06/25/99         1315.31        10552.56
     06/28/99         1331.35        10655.15
     06/29/99         1351.45        10815.35
     06/30/99         1372.71        10970.80
     07/01/99         1380.96        11066.42
     07/02/99         1391.22        11139.24
     07/06/99         1388.12        11135.12
     07/07/99         1395.86        11187.36
     07/08/99         1394.42        11126.89
     07/09/99         1403.28        11193.70
     07/12/99         1399.10        11200.98
     07/13/99         1393.56        11175.02
     07/14/99         1398.17        11148.10
     07/15/99         1409.62        11186.41
     07/16/99         1418.78        11209.84
     07/19/99         1407.65        11187.68
     07/20/99         1377.10        10996.13
     07/21/99         1379.29        11002.78
     07/22/99         1360.97        10969.22
     07/23/99         1356.94        10910.96
     07/26/99         1347.76        10863.16
     07/27/99         1362.84        10979.04
     07/28/99         1365.40        10972.07
     07/29/99         1341.03        10791.29
     07/30/99         1328.72        10655.15
     08/02/99         1328.05        10645.96
     08/03/99         1322.18        10677.31
     08/04/99         1305.33        10674.77
     08/05/99         1313.71        10793.82
     08/06/99         1300.29        10714.03
     08/09/99         1297.80        10707.70
     08/10/99         1281.43        10655.15
     08/11/99         1301.93        10787.80
     08/12/99         1298.16        10789.39
     08/13/99         1327.68        10973.65
     08/16/99         1330.77        11046.79
     08/17/99         1344.16        11117.08
     08/18/99         1332.84        10991.38
     08/19/99         1323.59        10963.84
     08/20/99         1336.61        11100.61
     08/23/99         1360.22        11299.76
     08/24/99         1363.50        11283.30
     08/25/99         1381.79        11326.04
     08/26/99         1362.01        11198.45
     08/27/99         1348.27        11090.17
     08/30/99         1324.02        10914.13
     08/31/99         1320.41        10829.28
     09/01/99         1331.07        10937.88
     09/02/99         1319.11        10843.21
     09/03/99         1357.24        11078.45
     09/07/99         1350.45        11034.13
     09/08/99         1344.15        11036.34
     09/09/99         1347.66        11079.40
     09/10/99         1351.66        11028.43
     09/13/99         1344.13        11030.33
     09/14/99         1336.29        10910.33
     09/15/99         1317.97        10801.42
     09/16/99         1318.48        10737.46
     09/17/99         1335.42        10803.63
     09/20/99         1335.53        10823.90
     09/21/99         1307.58        10598.47
     09/22/99         1310.51        10524.07
     09/23/99         1280.41        10318.59
     09/24/99         1277.36        10279.33
     09/27/99         1283.31        10303.39
     09/28/99         1282.20        10275.53
     09/29/99         1268.37        10213.48
     09/30/99         1282.71        10336.95
     10/01/99         1282.81        10273.00
     10/04/99         1304.60        10401.23
     10/05/99         1301.35        10400.59
     10/06/99         1325.40        10588.34
     10/07/99         1317.64        10537.05
     10/08/99         1336.02        10649.76
     10/11/99         1335.21        10648.18
     10/12/99         1313.04        10417.06
     10/13/99         1285.55        10232.16
     10/14/99         1283.42        10286.61
     10/15/99         1247.41        10019.71
     10/18/99         1254.13        10116.28
     10/19/99         1261.32        10204.93
     10/20/99         1289.43        10392.36
     10/21/99         1283.61        10297.69
     10/22/99         1301.65        10470.25
     10/25/99         1293.63        10349.93
     10/26/99         1281.91        10302.13
     10/27/99         1296.71        10394.89
     10/28/99         1342.44        10622.53
     10/29/99         1362.93        10729.86

Source: Standard & Poor's Micropal and Dow Jones and Company. The S&P 500 is a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group presentation, with each stock's weight in the index proportionate to its market value. The DJIA is a price-weighted index based on the average market price of 30 blue chip stocks. Indexes are unmanaged.

The graph is intended to show the stock market's volatility, as reflected in the S&P 500 and DJIA, and does not illustrate the past or future performance of any fund in the Franklin Strategic Series.



RIDING THE ROLLER COASTER.

While such turbulence can be unsettling for investors, it is important to remember that volatility is a natural condition of securities markets. Over the long term, stocks and bonds have provided impressive results, and while catching the wave may be an appropriate pastime for surfers, it is not generally a good strategy for investors. For that reason, we urge you to consult with your investment representative and focus on your long-term goals rather than short-term market cycles.

2. Source: Standard & Poor's(R) Micropal. Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc.

We also encourage you to consider using an investment technique called dollar cost averaging. By investing a fixed dollar amount at regular intervals, you buy more shares when prices are low and fewer shares when prices are high, which can reduce your average cost per share. A note of caution: no investment technique can assure a profit or completely protect against loss, and before using this strategy, you should consider your ability to continue purchases through periods of changing economic conditions.(3)

Another good way to deal with market volatility is to diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own. In the following pages, you will find discussions of the four funds that compose the Franklin Strategic Series. While each of the funds has different objectives, their management teams all pursue long-term investment goals and follow the fundamental principles of careful selection and constant professional supervision.

As we enter the new millennium, we would like to take this opportunity to thank you for your support in the past. We welcome your comments and questions and look forward to serving you in the years to come.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series


3. For more information on dollar cost averaging, contact your investment representative, or call Franklin Templeton, toll free, at 1-800/DIAL BEN (1-800/342-5236).

[PYRAMID CHART GRAPHIC]

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.
--------------------------------------------------------------------------------

Dear Shareholder:

During the six-month period ended October 31, 1999, biotechnology stocks performed well due to improving sector fundamentals, ongoing consolidation and renewed investor interest in small-cap companies. This strong performance was especially encouraging because the sector historically yields weaker returns from May through August. Within this environment, Franklin Biotechnology Fund - Class A shares provided a +35.10% six-month cumulative total return as shown in the Performance Summary on page 7. The AMEX Biotechnology Index and the NASDAQ Biotechnology Index posted returns of 37.47% and 31.87%, respectively, for the same period.(1)

On October 31, 1999, the fund was invested in all aspects of the biotechnology sector, including large established firms like Amgen Inc. and Genentech Inc., and small, innovative companies like Collateral Therapeutics Inc. and United Therapeutics Corp. Our holdings of small-capitalization (small-cap) stocks were one of the primary contributors to the fund's strong performance. Whereas large capitalization (large-cap) biotech stocks were responsible for the sector's strong returns in early 1999, small- and mid-cap stocks powered its run during the reporting period, with the fund's small-cap positions doing especially well. For example, our holdings of small-cap companies IDEC Pharmaceuticals Corp., Medimmune Inc. and COR Therapeutics Inc. rose 129%, 103% and 77% respectively, from May 1, 1999 to October 31, 1999.


1. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 29 of this report.

Industry consolidation also contributed to the fund's strong performance, as large pharmaceutical companies continued to purchase smaller biotechnology companies. Our portfolio included a number of acquisition targets, including Centocor Inc., whose stock price increased 36.3% leading to its acquisition by Johnson & Johnson, and Sugen Inc., whose shares jumped 76.1% leading to its acquisition by Pharmacia & Upjohn Inc. We believe consolidation will continue to be a major theme within the industry, and feel the fund is well-positioned because its portfolio includes a number of biotechnology companies that we consider to be likely acquisition candidates.

Looking forward, we are optimistic about the long-term outlook for biotechnology stocks and Franklin Biotechnology Discovery Fund. We expect more biotech companies may become profitable over the next year, adding to the approximately 18 that already are, and we look forward to strong earnings from newly profitable companies such as COR Therapeutics, as well as from our large-cap holdings like Biogen.


PORTFOLIO BREAKDOWN

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
BASED ON TOTAL NET ASSETS
10/31/99
[PIE CHART]

Therapeutics             47.0%
Discovery Biotechnology  17.3%
Delivery Systems          9.0%
Biomedical Devices        7.8%
Biomedical                4.8%
Biomedical Services       1.9%
Cash & Equivalents       12.2%

TOP 10 HOLDINGS

Franklin Biotechnology Discovery Fund
10/31/99

                             % OF TOTAL
COMPANY                      NET ASSETS
-------                      ----------
Biogen Inc.                     4.8%

Immunex Corp.                   4.0%

Inhale Therapeutics
Systems Inc.                    3.7%

Genentech Inc.                  3.6%

Chiron Corp.                    3.5%

Medimmune Inc.                  3.3%

Molecular Devices Corp.         3.1%

Vertex Pharmaceuticals Inc.     2.8%

Genzyme Corp.                   2.6%

Abgenix, Inc.                   2.6%


In 1993, total biotechnology product sales were $4.4 billion; in 1998, sales reached more than $10 billion, and sales for 2003 are estimated to exceed $20 billion. Yet, on October 31, 1999, the total market valuation of the approximately 350 publicly traded biotech companies was less than the market value of Merck & Co. Inc., a leading U.S. pharmaceutical company. New product introductions for the treatment of such ailments as diabetes, cancer and cardiovascular disease should fuel the sector's growth, and, in our opinion, the potential long-term return could be significant for investors if even a small fraction of new drugs make it to market.

Sincerely,

/s/ Kurt von Emster

Kurt von Emster
Portfolio Manager
Franklin Biotechnology Discovery Fund


This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE INFORMATION

CLASS A                   CHANGE     10/31/99    4/30/99
--------------------------------------------------------
Net Asset Value           +$8.67      $31.60      $22.93

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns may differ.

Past expense reductions by the fund's manager increased the fund's total return. Without this reduction, the fund's total return would have been lower.

PERFORMANCE

                                                              INCEPTION
CLASS A                            6-MONTH       1-YEAR       (9/15/97)
-----------------------------------------------------------------------
Cumulative Total Return(1)         +35.10%       +40.28%       +28.92%
Average Annual Total Return(2)     +27.32%       +32.20%        +9.59%
Value of $10,000 Investment(3)     $12,732       $13,320       $12,148


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month returns have not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

[PYRAMID GRAPHIC]

FRANKLIN GLOBAL HEALTH CARE FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies, including small capitalization companies, located throughout the world.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Franklin Global Health Care Fund covers the six months ended October 31, 1999. During the reporting period, U.S. stock markets experienced severe turbulence, as strong economic growth and threats of inflation led the Federal Reserve Board (the Fed) to raise interest rates in June and again in August 1999. As a result, health care stocks underwent a difficult period -- despite solid earnings and what we view as excellent long-term fundamentals. Within this environment, Franklin Global Health Care Fund - Class A provided a +2.88% six-month cumulative total return, as shown in the Performance Summary on page 12, outperforming both the Standard and Poor's(R) 500 Composite Index and the Standard and Poor's Healthcare Index, which posted returns of 2.75% and 2.61%, respectively.(1)

1. Source: Standard & Poor's Micropal.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 34 of this report.

One of the main factors contributing to the fund's outperforming its benchmark indexes was its holdings of small capitalization (cap) stocks. For example, the price of our small cap holding CIMA Labs Inc. rose significantly when it developed a drug delivery technology that allows patients to take pills without water, and it introduced other products in conjunction with Novartis AG and AstraZeneca PLC. Another small-cap holding, Noven Pharmaceuticals Inc., nearly doubled in value during the period as the company, which produces a patch that delivers drugs through the skin, announced strong sales and additional partners.

The biotechnology sector also contributed significantly to the fund's performance as market sentiment swung away from pharmaceutical stocks. Amgen Inc., a blue-chip biotechnology firm, appreciated about 40% during the period. One of the fund's largest holdings at the end of the reporting period, Amgen's stock appreciated in value as two of its primary products, Epogen and Neupogen, experienced strong sales and products in development advanced to late-stage clinical trials. Vertex Pharmaceuticals Inc., another biotechnology holding, won approval for its HIV drug, Agenerase, fueling a significant rise in the price of the company's stock.

The pharmaceutical sector performed poorly, especially during summer, due to concerns regarding possible enactment of a federally-funded prescription drug benefit for senior citizens. However, by the end of the summer, concluding that this proposal would take a back seat to the Patients' Bill of Rights, we began purchasing pharmaceutical stocks. We bolstered our positions in U.S. drug manufacturers Warner-Lambert Co., Merck & Co. Inc., and Schering-Plough Corp., and in the European drug company, AstraZeneca PLC. And we initiated positions in Johnson & Johnson, Eli Lilly & Co., both located in the U.S., and United Kingdom-based Glaxo Wellcome PLC.


GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets
10/31/99

[PIE CHART]

United States ..............................  82.9%
United Kingdom .............................   6.1%
Switzerland ................................   1.5%
Cash & Equivalents .........................   9.5%

PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets
10/31/99

[BAR GRAPH]

Major Pharmaceuticals ......................  38.7%
Medical Specialties ........................  21.0%
Biotechnology ..............................   8.5%
Services to the Health Industry ............   4.6%
Other Pharmaceuticals ......................   4.1%
Managed Health Care ........................   3.6%
Medical Electronics ........................   3.6%
Medical/Nursing Services ...................   2.5%
Other Sectors ..............................   3.9%
Cash & Equivalents .........................   9.5%



During the reporting period, we participated in a handful of initial public offerings, including the re-offering of Genentech Inc. shares to the public. We purchased a relatively large allocation in July and benefited from the stock's subsequent rise the following month. Genentech remains a core biotechnology holding for the fund, and we are optimistic about prospects for the company's anti-cancer therapies. We also purchased shares of drkoop.com Inc. and Careinsite Inc., two Internet initial public offerings. These stocks rose to what we felt were lofty valuation levels, and we reduced our holdings in these companies. Although these companies are leaders in their respective niches and are run by excellent management teams, we are waiting for more attractive valuations before re-establishing larger positions. We appreciate the potential of the Internet to revolutionize business practices of health care companies but believe that current investment opportunities in that area carry significant risk.

Looking forward, we are optimistic about the long-term prospects for Franklin Global Health Care Fund. We believe that health care expenditures will be driven by an aging population and technological advances, which should result in a wider range of treatable conditions and an increase in life expectancy. In addition, demand for health care services and products is not necessarily affected by swings in the business cycle. We expect to find excellent value in out-of-favor pockets of health care and shall strive to provide the fund's shareholders with exceptional opportunities for investing in today's newest and fastest growing health care companies.

There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single industry around the globe. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We appreciate your participation in Franklin Global Health Care Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Kurt von Emster

Kurt von Emster
Portfolio Manager
Franklin Global Health Care Fund




TOP 10 HOLDINGS
Franklin Global Health Care Fund
10/31/99

COMPANY                        % OF TOTAL
INDUSTRY, COUNTRY              NET ASSETS
-----------------------------------------
Baxter International Inc.
Medical Specialties, U.S.         5.4%

Schering-Plough Corp.
Major Pharmaceuticals, U.S.       4.4%

Roberts Pharmaceutical Corp.
Other Pharmaceuticals, U.S.       4.1%

Warner-Lambert Co.
Major Pharmaceuticals, U.S.       4.1%

American Home Products Corp.
Major Pharmaceuticals, U.S.       4.0%

Pharmacia & Upjohn Inc.
Major Pharmaceuticals, U.S.       3.8%

Inhale Therapeutic
Systems Inc.
Medical Specialties, U.S.         3.5%

AstraZeneca PLC, ADR
Major Pharmaceuticals,
United Kingdom                    3.5%

Merck & Co. Inc.
Major Pharmaceuticals, U.S.       3.5%

CIMA Labs Inc.
Medical Specialties, U.S.         3.3%

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN GLOBAL HEALTH CARE FUND


CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, total returns would have been lower.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE INFORMATION

CLASS A                   CHANGE     10/31/99   4/30/99
-------------------------------------------------------
Net Asset Value           +$0.40      $14.28     $13.88

CLASS B                   CHANGE     10/31/99   4/30/99
-------------------------------------------------------
Net Asset Value           +$0.35      $14.19     $13.84

CLASS C                   CHANGE     10/31/99   4/30/99
-------------------------------------------------------
Net Asset Value           +$0.34      $14.05     $13.71

Past performance is not predictive of future results.

PERFORMANCE

                                                                     INCEPTION
CLASS A                            6-MONTH     1-YEAR     5-YEAR     (2/14/92)
------------------------------------------------------------------------------
Cumulative Total Return(1)          +2.88%     -5.54%     +49.32%     +88.41%
Average Annual Total Return(2)      -3.05%    -10.95%      +7.08%      +7.73%
Value of $10,000 Investment(3)      $9,695     $8,905     $14,078     $17,758


                          10/31/95   10/31/96    10/31/97   10/31/98   10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(4)   +30.17%    +26.06%     +23.73%    -22.14%    -5.54%

                                                                       INCEPTION
CLASS B                                                   6-MONTH       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 +2.53%       -16.38%
Aggregate Total Return(2)                                  -1.47%       -19.73%
Value of $10,000 Investment(3)                             $9,853        $8,027

                                                                       INCEPTION
CLASS C                             6-MONTH      1-YEAR      3-YEAR     (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +2.48%      -6.13%     -10.91%     -11.57%
Average Annual Total Return(2)       +0.45%      -7.99%      -4.09%      -4.13%
Value of $10,000 Investment(3)      $10,045      $9,201      $8,822      $8,752


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

[PYRAMID CHART GRAPHIC]

FRANKLIN GLOBAL UTILITIES FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.
--------------------------------------------------------------------------------

Dear Shareholder:

This discussion, which covers the six months ended October 31, 1999, will be the last report you receive under the name Franklin Global Utilities Fund. As of November 15, the fund's new name will be Franklin Global Communications Fund. The change is a result of a shift in the character of global markets as well as management's belief that communications stocks offer superior growth prospects and reasonable valuations relative to other utility sectors.

During the period under review, global utility stocks generally performed well, and Franklin Global Utilities Fund - Class A produced a +15.29% six-month cumulative total return as shown in the Performance Summary on page 20. The Financial Times/ Standard & Poor's(R) All World Utilities Index (FT/S&P World Utilities Index), the fund's benchmark index, rose 9.41%, and the Standard & Poor's 500(R) Composite Stock Index posted a 2.74% return over the same period.1


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 39 of this report.

The fund's positive performance during the six months under review is attributable largely to the rising prices of many telecommunications stocks. Growing demand for wireless, long distance, data and Internet services caused revenue and earnings estimates of some of our largest holdings to increase rapidly during the period, and the price of Sprint Corp. (PCS Group), Nextel Communications Inc. and VoiceStream Wireless Corp. each rose significantly. Needless to say, they were among the fund's top performers for the period. However, not all stocks performed as well. Electric and gas utility stocks turned in mixed results for the period with electric stocks falling and gas utilities holding more or less steady since April 30, 1999.

On October 31, the fund's portfolio included stocks from 18 countries. Our largest exposure was to the United States (56.4% of total net assets), followed by Continental Europe (14.1%), the United Kingdom, including the Irish Republic (7.9%), and Asia (4.6%).

UNITED STATES

Although the strong long-term fundamentals of U.S. electric and gas companies remained in place during the six months under review, the period proved to be a challenging one for investors in these stocks. Telecommunications stocks, however, presented a different story.

GEOGRAPHIC DISTRIBUTION

Franklin Global Utilities Fund
Based on Total Net Assets
10/31/99

[PIE CHART GRAPHIC]

United States                        56.4%
Continental Europe                   14.1%
United Kingdom (including the
  Irish Republic)                    7.9%
Asia                                 4.6%
Latin America                        0.3%
Other Countries                      8.2%
Cash & Equivalents                   8.5%

1. Source: Standard and Poor's Micropal. Indexes are unmanaged and do not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

Driven by increasing traffic, continued deregulation and strong growth in wireless services, fund holdings such as Bell Atlantic Corp., Vodaphone AirTouch PLC, Nextel Communications Inc., Primus Telecommunications Group Inc., and VoiceStream Wireless Corp. performed well during the reporting period. Sprint Corp. (PCS Group), one of the fund's larger holdings, has achieved record subscriber growth since we purchased its stock in December 1998, and we believe that its state-of-the-art digital network, well-known brand name and strong balance sheet position it to take advantage of wireless communications growth.

EUROPE

European telecommunications companies also performed well during the period under review as established providers and new entrants moved quickly to improve Europe's underdeveloped telecommunications infrastructure. Telecom Italia SpA, one of our holdings at the close of the reporting period, is a former monopoly that is streamlining its existing operations and succeeding in new areas such as wireless communications. Our portfolio also included newly competitive entrants, such as Equant NV, N.Y. shs., Global TeleSystems Group Inc. and COLT Telecom Group PLC, which are capitalizing on Europe's growing need for bandwidth communications. Europe is one of the fastest growing areas in the global utilities sector, and we are optimistic about future opportunities in the region.

ASIA

Despite the rebound of many Asian economies during the reporting period, our exposure to the region remained relatively modest, representing 4.6% of total net assets on October 31. However, we believe that the region will soon deliver improved returns to equity investors. Nippon Telegraph & Telephone Corp. of Japan, one of the fund's significant holdings, is the largest phone company in the world based on sales and, in our opinion, is poised to benefit from the deregulation of the Japanese telecommunications industry.

LATIN AMERICA

Our Latin American exposure continued to be very small during the period (approximately 0.3% of total net assets on October 31, 1999). The region's financial markets have been subject to severe volatility, and we believe that, despite some encouraging developments, Latin America faces economic and political challenges. In our opinion, the region's battle for economic stability has not yet been settled, and one cannot overlook the possibility that financial instability will return. Although we did not add to our Latin American holdings during the reporting period, we are optimistic about Latin America's long-term prospects, and we intend to invest cautiously in stocks whose valuations provide ample potential to compensate for the region's risks.

TOP 10 HOLDINGS
FRANKLIN GLOBAL UTILITIES FUND
10/31/99

COMPANY                         % OF TOTAL
COUNTRY                         NET ASSETS
------------------------------------------
Global Crossing Ltd.
Bermuda                            3.6%

MCI WorldCom Inc.
U.S.                               2.9%

Sprint Corp. (PCS Group)
U.S.                               2.8%

GTE Corp.
U.S.                               2.6%

SBC Communications Inc.
U.S.                               2.5%

Equant NV, N.Y. shares
Netherlands                        2.4%

Telecom Italia SpA
Italy                              2.4%

Global TeleSystems Group Inc.
U.S.                               2.4%

Vodafone AirTouch PLC, ADR
United Kingdom                     2.4%

Edison International
U.S.                               2.3%

LOOKING FORWARD.

We believe telecommunications will play an integral part in the world's economic development and are optimistic regarding the potential of global telecommunications stocks to deliver strong shareholder returns over the long term. The strong demand for wireless phone service experienced in Europe over the past several years is spreading to other parts of the world and will continue to drive the need for network construction, new handsets and additional functionality. New Internet applications will necessitate improvements in telecom infrastructure that will allow content to reach end users. And companies serving developing nations will have an enormous opportunity to provide basic phone service for those countries.

In 1994, the FT/S&P World Utilities Index was roughly 50% electric utilities and 50% telecommunications stocks. At the end of the period, the index had approximately a 30% weighting in electric utilities and 70% in telecommunications issues. Because we are convinced that these trends will continue, we will increase the fund's investments in global telecommunications stocks. On October 31, these stocks comprised just over 60% of the fund's total net assets. By our next annual report (4/30/00), investors should expect the fund to have between 75% and 100% of its total net assets invested in communications stocks and related industries.

Of course, there are special risks involved with investing globally in a non-diversified fund. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We thank you for your participation in Franklin Global Utilities Fund and look forward to your future participation in Franklin Global Communications Fund. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Ian Link

Ian Link
Portfolio Manager
Franklin Global Utilities Fund


This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN GLOBAL UTILITIES FUND


CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return. Without this reduction, the fund's total returns would have been lower.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (FORMERLY CLASS II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of each class's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                   CHANGE       10/31/99     4/30/99
-----------------------------------------------------------
Net Asset Value           +$2.30        $19.27       $16.97

                          DISTRIBUTIONS (5/1/99 - 10/31/99)
                          ---------------------------------
Dividend Income           $0.2640

CLASS B                   CHANGE       10/31/99     4/30/99
-----------------------------------------------------------
Net Asset Value           +$2.23        $19.15       $16.92

                          DISTRIBUTIONS (5/1/99 - 10/31/99)
                          ---------------------------------
Dividend Income           $0.2579

CLASS C                   CHANGE       10/31/99     4/30/99
-----------------------------------------------------------
Net Asset Value           +$2.26        $19.10       $16.84

                          DISTRIBUTIONS (5/1/99 - 10/31/99)
                          ---------------------------------
Dividend Income           $0.2216


Past performance is not predictive of future results.

PERFORMANCE

                                                                       INCEPTION
CLASS A                          6-MONTH       1-YEAR      5-YEAR       (7/2/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)       +15.29%      +34.16%     +131.23%      +209.57%
Average Annual Total Return(2)    +8.63%      +26.45%      +16.86%       +15.73%
Value of $10,000 Investment(3)   $10,863      $12,645      $21,794       $29,177

                            10/31/95   10/31/96   10/31/97   10/31/98   10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(4)     +12.29%    +18.16%    +18.98%     +9.18%    +34.16%

                                                                       INCEPTION
CLASS B                                                   6-MONTH       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                +14.88%       +22.71%
Aggregate Total Return(2)                                 +10.88%       +18.71%
Value of $10,000 Investment(3)                            $11,088       $11,871

                                                                       INCEPTION
CLASS C                          6-MONTH      1-YEAR      3-YEAR        (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)       +14.88%      +33.20%     +70.57%       +122.75%
Average Annual Total Return(2)   +12.75%      +30.91%     +19.08%        +19.20%
Value of $10,000 Investment(3)   $11,275      $13,091     $16,886        $22,058

                                     10/31/96    10/31/97    10/31/98   10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(4)              +17.48%     +18.15%      +8.39%    +33.20%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

[PYRAMID CHART GRAPHIC]

FRANKLIN NATURAL RESOURCES FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Natural Resources Fund seeks high total return by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report of Franklin Natural Resources Fund, which covers the six months ended October 31, 1999. During this period, signs of economic recovery have continued in Asia, helping to bolster investors' enthusiasm about the continued rebound in commodity prices. However, equity prices of commodity-sensitive companies fell in late summer, leading to a disparity between improving fundamentals, increasing cash flow and rising earnings and the companies' declining stock prices. Within this environment, the fund's Class A shares posted a -0.95% six-month cumulative total return, as shown in the Performance Summary on page 26.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 44 of this report.

We maintained our relatively overweight position in the energy sector during the six months under review, focusing on natural gas equities since these stocks exhibited the most favorable fundamentals and offered an attractive risk/reward ratio. The fund benefited from its relatively large weighting in this sector, especially its holdings in Barrett Resources Corp. and Newfield Exploration Co. Barrett Resources is primarily a coal-bed methane gas producer in Wyoming, with about 90% of its reserves in natural gas. Newfield Exploration is primarily a Gulf of Mexico exploration and production company with about 70% of its production and reserves in natural gas.

During the reporting period, we made a strategic investment into a global steel producer, Ispat International NV, A, N.Y. shs., which is one of the largest steel producers in the world, with sales in over 60 countries. The company has a dominant market share in several key products, including wire rod, direct reduced iron and steel slab.


PORTFOLIO BREAKDOWN*
Franklin Natural Resources Fund
Based on Total Net Assets
10/31/99
[PIE CHART]

Energy Minerals ............................  40.1%
Industrial Services ........................  25.3%
Non-Energy Minerals ........................  17.8%
Process Industries .........................  12.4%
Utilities ..................................   4.1%
Producer Manufacturing .....................   3.0%

* Cash and equivalents represented -2.7% of the fund's total net assets.

GEOGRAPHIC DISTRIBUTION*
Franklin Natural Resources Fund
Based on Total Net Assets
10/31/99
[LINE GRAPH]

United States ..............................  85.9%
Canada .....................................   7.2%
Europe .....................................   3.9%
Asia .......................................   3.0%
Africa .....................................   2.7%

* Cash and equivalents represented -2.7% of the fund's total net assets.


Due to a favorable pricing environment and the supply constraints of many pulp and paper companies, we found compelling investment opportunities in this sector, and we increased our weighting in several pulp, paper and newsprint stocks. At the beginning of the period, this sector represented just under 7% of total net assets, but by October 31, it had risen to 12%.

Looking forward, we are optimistic about natural resources stocks and the long-term prospects for Franklin Natural Resources Fund. In our opinion, a continued rebound in the Asian economies will positively impact demand for natural resource products, allowing the fund to outperform the market. We feel that moderate inflation combined with global gross domestic product growth provides an optimal base for the fund's holdings. We anticipate that greater demand may help to balance supply and could lead to moderately higher growth and improved profitability for commodity-related companies.

It is important to remember, however, that investing in the fund involves the special risks of a non-diversified, sector fund, as well as the currency volatility and social, political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.

We thank you for your participation in Franklin Natural Resources Fund and look forward to serving your investment needs in the future. Please feel free to contact us with your comments or questions.

Sincerely,

/s/ Michael R. Ward

Michael R. Ward
Portfolio Manager
Franklin Natural Resources Fund

TOP 10 HOLDINGS
Franklin Natural Resources Fund
10/31/99

COMPANY                          % OF TOTAL
INDUSTRY, COUNTRY                NET ASSETS
-------------------------------------------
Conoco Inc., A & B
Energy Minerals, U.S.               4.1%

Barrett Resources Corp.
Energy Minerals, U.S.               3.6%

Newfield Exploration Co.
Energy Minerals, U.S.               3.6%

Weatherford International Inc.
Industrial Services, U.S.           3.1%

Diamond Offshore Drilling Inc.
Industrial Services, U.S.           2.7%

Ipsat International NV, A,
N.Y. shs.,
Non-Energy Minerals,
Netherlands                         2.7%

De Beers Consolidated
Mines AG, ADR
Non-Energy Minerals,
South Africa                        2.7%

Transocean Offshore Inc.
Industrial Services, U.S.           2.6%

Abitibi-Consolidated Inc.
Process Industries, Canada          2.6%

Cal Dive International Inc.
Industrial Services, U.S.           2.6%


This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN NATURAL RESOURCES FUND

CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns may differ.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                   CHANGE      10/31/99     4/30/99
----------------------------------------------------------
Net Asset Value           -$0.20       $13.05       $13.25

                          DISTRIBUTIONS (5/1/99 - 10/31/99)
-----------------------------------------------------------
Dividend Income           $0.0767

ADVISOR CLASS             CHANGE      10/31/99     4/30/99
-----------------------------------------------------------
Net Asset Value           -$0.18       $13.45       $13.63

                          DISTRIBUTIONS (5/1/99 - 10/31/99)
-----------------------------------------------------------
Dividend Income           $0.0885


Past performance is not predictive of future results.

PERFORMANCE

                                                                      INCEPTION
CLASS A                             6-MONTH      1-YEAR      3-YEAR    (6/5/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -0.95%     +15.43%      +2.13%     +48.21%
Average Annual Total Return(2)       -6.65%      +8.76%      -1.26%      +7.88%
Value of $10,000 Investment(3)       $9,335     $10,876      $9,625     $13,969

                                                                      INCEPTION
ADVISOR CLASS(4)                    6-MONTH     1-YEAR       3-YEAR    (6/5/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -0.69%     +19.38%      +7.38%     +55.83%
Average Annual Total Return(2)       -0.69%     +19.38%      +2.40%     +10.59%
Value of $10,000 Investment(3)       $9,931     $11,938      $10,738    $15,583

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.78% and +0.27%, respectively.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS


FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 1999                YEAR ENDED APRIL 30,
                                                                 (UNAUDITED)(3)            1999                 1998(1)
                                                              ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the period)
 Net asset value, beginning of period ..............          $     23.41            $     26.89           $     25.00
 Income from investment operations:
 Net investment loss ...............................                 (.12)                  (.10)                 (.05)
 Net realized and unrealized gains (losses) ........                 8.31                  (2.96)                 1.99
                                                              --------------------------------------------------------
Total from investment operations ...................                 8.19                  (3.06)                 1.94
                                                              --------------------------------------------------------
Less distributions from net realized gains .........                 --                     (.42)                 (.05)
                                                              --------------------------------------------------------
Net asset value, end of period .....................          $     31.60            $     23.41           $     26.89
                                                              ========================================================
Total return* ......................................                35.10%                (11.46%)                7.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................          $   101,258            $    69,450           $    73,546
Ratios to average net assets:
 Expenses ..........................................                 1.46%(2)               1.52%                 1.50%(2)
 Expenses excluding waiver and payments by affiliate                 1.46%(2)               1.52%                 1.61%(2)
 Net investment loss ...............................                 (.86%)(2)              (.40%)                (.44%)(2)
Portfolio turnover rate ............................                76.97%                 97.62%                75.50%

 * Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)  For the period September 15, 1997 (effective date) to April 30, 1998.

(2)  Annualized

(3)  Based on average shares outstanding.



28                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)

                                                                     SHARES/
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                RIGHTS            VALUE
----------------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS 87.8%
(a)  BIOTECHNOLOGY 62.4%
     Abgenix Inc. ......................................             60,000       $  2,662,500
     Affymetrix Inc. ...................................             25,000          2,203,125
     Amgen Inc. ........................................             32,800          2,615,800
     Biogen Inc. .......................................             65,000          4,818,125
     Celera Genomics ...................................             30,000          1,173,750
     Chiron Corp. ......................................            125,000          3,570,313
     COR Therapeutics Inc. .............................            130,000          2,624,375
     CuraGen Corp. .....................................             75,000          1,359,375
     Emisphere Technologies Inc. .......................            100,000          1,250,000
     Genentech Inc. ....................................             25,000          3,643,750
     Genzyme Corp. .....................................             70,000          2,677,500
     Gilead Sciences Inc. ..............................             20,000          1,263,750
     ICOS Corp. ........................................             50,000          1,434,375
     IDEC Pharmaceuticals Corp. ........................             20,000          2,323,750
     ImClone Systems Inc. ..............................             50,000          1,393,750
     Immunex Corp. .....................................             65,000          4,095,000
     Isis Pharmaceuticals Inc. .........................            127,400          1,473,063
     LifeCell Corp. ....................................            227,500            966,875
     Medarex Inc. ......................................            110,000            756,250
     Medimmune Inc. ....................................             30,000          3,360,000
     QLT PhotoTherapeutics Inc. ........................             40,000          1,695,000
     Sangstat Medical Corp. ............................             50,000          1,081,250
     Supergen Inc. .....................................             52,500          1,476,563
     Synsorb Biotech Inc. (Canada) .....................            158,700            221,179
     Texas Biotechnology Corp. .........................            350,000          1,509,375
     Titan Pharmaceuticals Inc. ........................             55,000            464,063
     Transgene SA, ADR (France) ........................            100,000            853,125
     Triangle Pharmaceuticals Inc. .....................            100,000          1,625,000
     Trimeris Inc. .....................................             60,000          1,080,000
     U.S. Bioscience Inc. ..............................            100,000          1,612,500
     Vertex Pharmaceuticals Inc. .......................            100,000          2,862,500
     Vical Inc. ........................................             67,500            961,875
     ViroPharma Inc. ...................................            100,000          2,087,500
                                                                                   -----------
                                                                                    63,195,356
                                                                                   -----------
(a)  DIVERSIFIED COMMERCIAL SERVICES 1.9%
     Chemdex Corp. .....................................             50,000          1,906,250
                                                                                   -----------
(a)  MEDICAL SPECIALTIES 11.1%
     Anesta Corp. ......................................            110,000          1,223,750
     Aradigm Corp. .....................................             75,000            618,750
     Inhale Therapeutic Systems Inc. ...................            135,000          3,720,938
     Invitrogen Corp. ..................................             60,000          1,500,000
     Molecular Devices Corp. ...........................             85,000          3,145,000
     Serologicals Corp. ................................            232,800            902,100
     Techne Corp. ......................................              2,500             98,438
     Zonagen Inc. ......................................             12,500             38,281
                                                                                   -----------
                                                                                    11,247,257
                                                                                   -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)(CONT.)

                                                                   SHARES/
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                              RIGHTS           VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS AND RIGHTS (CONT.)
(a)OTHER PHARMACEUTICALS 9.9%
   Aronex Pharmaceuticals Inc. .......................             25,000       $     73,438
   Aviron ............................................             60,000          1,458,750
   Biomarin Pharmaceutical Inc. ......................             70,000          1,076,250
   Collateral Therapeutics Inc. ......................             63,000            889,875
   Medicis Pharmaceutical Corp., A ...................             80,000          2,440,000
   Sepracor Inc. .....................................             25,000          2,079,688
   SkyePharma PLC, rts., 3/31/00 (United Kingdom) ....            182,300                 18
   United Therapeutics Corp. .........................             65,000          1,958,125
                                                                                ------------
                                                                                   9,976,144
                                                                                -----------
   PRECISION INSTRUMENTS 2.5%
   PE Corp. PE Biosystems Group ......................             15,000            973,125
(a)Waters Corp. ......................................             30,000          1,593,750
                                                                                ------------
                                                                                   2,566,875
                                                                                ------------
   TOTAL LONG TERM INVESTMENTS (COST $72,923,228) ....                            88,891,882
                                                                                ------------
   SHORT TERM INVESTMENTS 10.7%
(b)Franklin Institutional Fiduciary Trust Money Market
     Portfolio (COST $10,877,146) ....................         10,877,146         10,877,146
                                                                                ------------
 TOTAL INVESTMENTS (COST $83,800,374) 98.5% ..........                            99,769,028
 OTHER ASSETS, LESS LIABILITIES 1.5% .................                             1,489,051
                                                                                ------------
 NET ASSETS 100.0% ...................................                          $101,258,079
                                                                                ============


(a)  Non-income producing.

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc. 29


30                    See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS


FRANKLIN GLOBAL HEALTH CARE FUND

                                                                              CLASS A
                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                     YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 1999   -----------------------------------------------------------
                                                  (UNAUDITED)(2)         1999      1998          1997         1996         1995
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  13.88           $  19.28    $  16.11     $  19.34     $  11.45     $  10.43
                                                  ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................       (.06)              (.16)       (.14)        (.06)         .11          .08
 Net realized and unrealized gains (losses) ...        .46              (5.23)       4.58        (2.75)        8.96         1.56
                                                  ------------------------------------------------------------------------------
Total from investment operations ..............        .40              (5.39)       4.44        (2.81)        9.07         1.64
                                                  ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       --                 --          (.09)        (.04)        (.13)        (.06)
 Net realized gains ...........................       --                 (.01)      (1.18)        (.38)       (1.05)        (.56)
                                                  ------------------------------------------------------------------------------
Total distributions ...........................       --                 (.01)      (1.27)        (.42)       (1.18)        (.62)
                                                  ------------------------------------------------------------------------------
Net asset value, end of period ................   $  14.28           $  13.88    $  19.28     $  16.11     $  19.34     $  11.45
                                                  ==============================================================================
Total return* .................................       2.88%            (27.95%)     28.22%      (14.71%)      82.78%       16.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 65,149           $ 74,252    $176,545     $150,653     $108,914     $ 12,906
Ratios to average net assets:
 Expenses .....................................     1.70%(1)             1.34%       1.15%        1.14%         .73%         .25%
 Expenses excluding waiver and payments
  by affiliate ................................     1.70%(1)             1.34%       1.15%        1.14%        1.16%        1.37%
 Net investment income (loss) .................    (.78%)(1)             (.72%)      (.67%)       (.39%)        .50%         .80%
Portfolio turnover rate .......................      47.36%             66.54%      66.84%       73.17%       54.78%       93.79%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)  Annualized

(2)  Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (continued)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                 CLASS B
                                                  ------------------------------------
                                                  SIX MONTHS ENDED
                                                   OCTOBER 31, 1999      YEAR ENDED
                                                    (UNAUDITED)(3)     APRIL 30, 1999(1)
                                                  ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $     13.84              $ 16.97
                                                  --------------------------------
Income from investment operations:
 Net investment loss ..........................         (.11)                 (.03)
 Net realized and unrealized gains (losses) ...          .46                 (3.10)
                                                  --------------------------------
Total from investment operations ..............          .35                 (3.13)
                                                  --------------------------------
Net asset value, end of period ................   $    14.19               $ 13.84
                                                  ================================
Total return* .................................         2.53%               (18.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $      530               $   208
Ratios to average net assets:
 Expenses .....................................         2.46%(2)              1.84%(2)
 Net investment loss ..........................        (1.58%)(2)            (1.22%)(2)
Portfolio turnover rate .......................        47.36%                66.54%


* Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)  For the period January 1, 1999 (effective date) to April 30, 1999.

(2)  Annualized

(3)  Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (continued)


FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                              CLASS C
                                                 ------------------------------------------------------------------
                                                   SIX MONTHS ENDED            YEAR ENDED APRIL 30,
                                                   OCTOBER 31, 1999  ----------------------------------------------
                                                    (UNAUDITED)(3)         1999              1998            1997(1)
                                                 ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......      $    13.71           $    19.17        $    16.07        $    17.37
                                                 -------------------------------------------------------------------
Income from investment operations:
 Net investment loss ......................            (.11)                (.29)             (.20)             (.07)
 Net realized and unrealized gains (losses)             .45                (5.16)             4.48              (.85)
                                                 -------------------------------------------------------------------
Total from investment operations ..........             .34                (5.45)             4.28              (.92)
                                                 -------------------------------------------------------------------
Less distributions from net realized gains             --                   (.01)            (1.18)             (.38)
                                                 -------------------------------------------------------------------
Net asset value, end of period ............      $    14.05           $    13.71        $    19.17        $    16.07
                                                 ===================================================================
Total return* .............................            2.48%              (28.42%)           27.22%            (5.47%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $   12,559           $   13,747        $   25,321        $   10,099
Ratios to average net assets:
 Expenses .................................            2.46%(2)             2.07%             1.90%             1.92%(2)
 Net investment loss ......................           (1.54%)(2)           (1.45%)           (1.44%)           (1.29%)(2)
Portfolio turnover rate ...................           47.36%               66.54%            66.84%            73.17%



* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)  For the period September 3, 1996 (effective date) to April 30, 1997.

(2)  Annualized

(3)  Based on average shares outstanding.


                       See notes to financial statements.                   33

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)

                                                                               SHARES/
 FRANKLIN GLOBAL HEALTH CARE FUND                         COUNTRY              RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND RIGHTS 90.5%

(a)BIOTECHNOLOGY 8.5%
   Amgen Inc. ...................................       United States           15,000      $ 1,196,250
   Genentech Inc. ...............................       United States           10,900        1,588,675
   Ligand Pharmaceuticals Inc., B ...............       United States           75,000          614,063
   Noven Pharmaceuticals Inc. ...................       United States          113,800        1,116,663
   Vertex Pharmaceuticals Inc. ..................       United States           75,000        2,146,875
                                                                                            -----------
                                                                                              6,662,526
                                                                                            -----------
(a)GENERIC DRUGS 2.0%
   Watson Pharmaceuticals Inc. ..................       United States           50,000        1,587,500
                                                                                            -----------
(a)HOSPITAL/NURSING MANAGEMENT .9%
   Beverly Enterprises Inc. .....................       United States          105,000          413,438
   Novamed Eyecare Inc. .........................       United States           40,000          262,500
                                                                                            -----------
                                                                                                675,938
                                                                                            -----------
   MAJOR PHARMACEUTICALS 38.7%
   American Home Products Corp. .................       United States           60,000        3,135,000
   AstraZeneca PLC, ADR .........................      United Kingdom           60,000        2,745,000
   Bristol-Myers Squibb Co. .....................       United States           25,000        1,920,313
   Eli Lilly & Co. ..............................       United States           35,000        2,410,625
   Glaxo Wellcome PLC, ADR ......................      United Kingdom           34,200        2,047,725
   Johnson & Johnson ............................       United States           20,000        2,095,000
   Merck & Co. Inc. .............................       United States           34,000        2,705,125
   Pfizer Inc. ..................................       United States           60,000        2,370,000
   Pharmacia & Upjohn Inc. ......................       United States           55,000        2,966,563
   Roche Holding AG .............................        Switzerland               100        1,201,024
   Schering-Plough Corp. ........................       United States           70,000        3,465,000
   Warner-Lambert Co. ...........................       United States           40,000        3,192,500
                                                                                            -----------
                                                                                             30,253,875
                                                                                            -----------
   MANAGED HEALTH CARE 3.6%
(a)Foundation Health Systems, A .................       United States           50,000          331,250
   United Healthcare Corp. ......................       United States           15,000          775,313
(a)Wellpoint Health Networks Inc. ...............       United States           30,000        1,740,000
                                                                                            -----------
                                                                                              2,846,563
                                                                                            -----------
   MEDICAL ELECTRONICS 3.6%
   Medtronic Inc. ...............................       United States           50,000        1,731,250
(a)Novoste Corp. ................................       United States           15,000          257,813
(a)OrthoLogic Corp. .............................       United States          284,000          816,500
                                                                                            -----------
                                                                                              2,805,563
                                                                                            -----------
(a)MEDICAL/NURSING SERVICES 2.5%
   Renal Care Group Inc. ........................       United States          105,000        1,955,621
                                                                                            -----------
   MEDICAL SPECIALTIES 21.0%
   Bausch & Lomb Inc. ...........................       United States           40,000        2,160,000
   Baxter International Inc. ....................       United States           65,000        4,216,909
(a)CIMA Labs Inc. ...............................       United States          386,800        2,562,550

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)(CONT.)

                                                                               SHARES/
 FRANKLIN GLOBAL HEALTH CARE FUND                         COUNTRY              RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

   MEDICAL SPECIALTIES (CONT.)
(a)Inhale Therapeutic Systems Inc. ..............       United States          100,000      $ 2,756,250
(a)Molecular Devices Corp. ......................       United States           50,000        1,850,000
(a)Ocular Sciences Inc. .........................       United States           92,700        1,703,363
(a)Serologicals Corp. ...........................       United States          273,650        1,060,394
(a)Zonagen Inc. .................................       United States           50,000          153,125
                                                                                            -----------
                                                                                             16,462,591
                                                                                            -----------
(a)OTHER CONSUMER SERVICES 1.0%
   drkoop.com Inc. ..............................       United States           61,100          763,750
                                                                                            -----------
(a)OTHER PHARMACEUTICALS 4.1%
   Roberts Pharmaceutical Corp. .................       United States          100,000        3,225,000
   SkyePharma PLC, rts., 3/31/00 ................      United Kingdom          344,500             --
                                                                                            -----------
                                                                                              3,225,000
                                                                                            -----------
(a)SERVICES TO THE HEALTH INDUSTRY 4.6%
   Careinsite Inc. ..............................       United States           15,000          656,250
   Cybear Inc. ..................................       United States           89,700          605,475
   Express Scripts Inc., A ......................       United States           13,700          673,013
   MedQuist Inc. ................................       United States           26,000          832,000
   Pharmaceutical Product Development Inc. ......       United States           80,000          805,000
                                                                                            -----------
                                                                                              3,571,738
                                                                                            -----------
   TOTAL LONG TERM INVESTMENTS (COST $74,542,468)                                            70,810,665
                                                                                            -----------
   SHORT TERM INVESTMENTS 8.5%
(b)Franklin Institutional Fiduciary Trust Money
     Market Portfolio (Cost $6,607,999) .........       United States        6,607,999        6,607,999
                                                                                            -----------
   TOTAL INVESTMENTS (COST $81,150,467) 99.0% ...                                            77,418,664
   OTHER ASSETS, LESS LIABILITIES 1.0% ..........                                               819,418
                                                                                            -----------
   NET ASSETS 100.0% ............................                                           $78,238,082
                                                                                            ===========


(a)   Non-income producing.

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.                    35

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS


FRANKLIN GLOBAL UTILITIES FUND

                                                                                             CLASS A
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                     OCTOBER 31, 1999   ---------------------------------------------------------
                                                    (UNAUDITED)(2)          1999       1998        1997        1996          1995
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $  16.97           $  17.36    $  14.46    $  14.28     $  12.23    $  12.60
                                                     ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .12                .27         .33         .42          .37         .42
 Net realized and unrealized gains (losses) ...          2.47                .31        4.69        1.35         2.39        (.07)
                                                     ----------------------------------------------------------------------------
Total from investment operations ..............          2.59                .58        5.02        1.77         2.76         .35
                                                     ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.27)              (.19)       (.37)       (.38)        (.39)       (.36)
 Net realized gains ...........................          --                 (.78)      (1.75)      (1.21)        (.32)       (.36)
                                                     ----------------------------------------------------------------------------
Total distributions ...........................          (.27)              (.97)      (2.12)      (1.59)        (.71)       (.72)
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ................      $  19.29           $  16.97    $  17.36    $  14.46     $  14.28    $  12.23
                                                     ============================================================================
Total return* .................................         15.29%              4.02%      37.02%      12.94%       23.27%       3.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $220,620           $199,824    $226,594    $174,023     $167,225    $119,250
Ratios to average net assets:
 Expenses .....................................          1.04%(1)           1.05%       1.03%       1.00%        1.04%       1.12%
 Net investment income ........................          1.32%(1)           1.55%       2.02%       2.82%        2.85%       3.47%
Portfolio turnover rate .......................         40.26%             68.50%      45.51%      47.55%       50.51%      16.65%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)  Annualized

(2)  Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (continued)

FRANKLIN GLOBAL UTILITIES FUND (CONT.)

                                                                    CLASS B
                                                    --------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 1999       YEAR ENDED
                                                     (UNAUDITED)(3)      APRIL 30, 1999(1)
                                                    --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........         $ 16.92                 $ 15.84
                                                    ---------------------------------
Income from investment operations:
 Net investment income ......................             .05                     .02
 Net realized and unrealized gains ..........            2.46                    1.06
                                                    ---------------------------------
Total from investment operations ............            2.51                    1.08
                                                    ---------------------------------
Less distributions from net investment income            (.26)                   --
                                                    ---------------------------------
Net asset value, end of period ..............         $ 19.17                 $ 16.92
                                                    =================================
Total return* ...............................           14.88%                   6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........         $   414                 $    79
Ratios to average net assets:
 Expenses ...................................            1.78%(2)                1.80%(2)
 Net investment income ......................             .50%(2)                 .83%(2)
Portfolio turnover rate .....................           40.26%                  68.50%



* Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)  For the period January 1, 1999 (effective date) to April 30, 1999.

(2)  Annualized

(3)  Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL UTILITIES FUND (CONT.)

                                                                                        CLASS C
                                                     ------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                     OCTOBER 31, 1999   -----------------------------------------------------
                                                     (UNAUDITED)(2)         1999           1998            1997         1996
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $    16.85          $    17.25     $    14.37     $    14.24   $    12.23
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................             .05                 .14            .24            .32          .37
 Net realized and unrealized gains ............            2.44                 .32           4.66           1.33         2.32
                                                     -------------------------------------------------------------------------
Total from investment operations ..............            2.49                 .46           4.90           1.65         2.69
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.22)               (.08)          (.27)          (.31)        (.36)
 Net realized gains ...........................            --                  (.78)         (1.75)         (1.21)        (.32)
                                                     -------------------------------------------------------------------------
Total distributions ...........................            (.22)               (.86)         (2.02)         (1.52)        (.68)
                                                     -------------------------------------------------------------------------
Net asset value, end of period ................      $    19.12          $    16.85     $    17.25     $    14.37   $    14.24
                                                     =========================================================================
Total return* .................................           14.88%               3.19%         36.21%         12.04%       22.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $   19,118          $   16,807     $   16,324     $    8,467   $    2,727
Ratios to average net assets:
 Expenses .....................................            1.78%(1)            1.80%          1.78%          1.77%        1.81%
 Net investment income ........................             .57%(1)             .81%          1.29%          1.98%        2.10%
Portfolio turnover rate .......................           40.26%              68.50%         45.51%         47.55%       50.51%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)  Annualized

(2)  Based on average shares outstanding.


38                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)

 FRANKLIN GLOBAL UTILITIES FUND                         COUNTRY                 SHARES           VALUE
--------------------------------------------------------------------------------------------------------
   COMMON STOCKS 90.8%

(a)BROADCASTING .1%
   XM Satellite Radio Holdings Inc. .........         United States             16,200        $   313,875
                                                                                               ----------
   CELLULAR TELEPHONE 11.5%
(a)Airgate PCS Inc. .........................         United States              2,000            100,000
(a)Nextel Communications Inc. ...............         United States             30,000          2,585,625
   NTT Mobile Communications Network Inc. ...             Japan                    110          2,919,701
(a)Partner Communications Co. Ltd., ADR .....             Israel               325,300          5,123,475
(a)Sprint Corp. (PCS Group) .................         United States             80,000          6,635,000
(a)Stet Hellas Telecommunications SA, ADR ...             Greece               110,900          2,384,350
(a)Triton PCS Holdings Inc., A ..............         United States              1,100             38,775
   Vodafone AirTouch PLC, ADR ...............        United Kingdom            118,400          5,675,800
(a)VoiceStream Wireless Corp. ...............         United States             21,300          2,103,375
                                                                                               ----------
                                                                                               27,566,101
                                                                                               ----------
(a)COMPUTER COMMUNICATIONS 1.0%
   Alteon Websystems Inc. ...................         United States                900             64,575
   Cisco Systems Inc. .......................         United States             22,000          1,628,000
   Foundry Networks Inc. ....................         United States              3,800            720,100
   JNI Corp. ................................         United States              1,600             85,500
                                                                                               ----------
                                                                                                2,498,175
                                                                                               ----------
(a)EDP SERVICES 2.4%
   Equant NV, N.Y. shs ......................           Netherlands             60,000          5,820,000
                                                                                               ----------
   ELECTRIC UTILITIES 13.7%
   Avista Corp. .............................         United States            100,000          1,800,000
   CMS Energy Corp. .........................         United States             40,000          1,475,000
(a)Cogeneration Corp. of America ............         United States            117,400          2,817,600
   Duke Energy Corp. ........................         United States             40,000          2,260,000
   Edison International .....................         United States            190,000          5,628,750
   FPL Group Inc. ...........................         United States             20,000          1,006,250
   Illinova Corp. ...........................         United States             50,000          1,590,625
   Montana Power Co. ........................         United States             23,000            654,063
   New Century Energies Inc. ................         United States             25,000            814,063
   Northwestern Corp. .......................         United States            151,600          3,458,375
   PECO Energy Co. ..........................         United States             74,800          2,856,425
   Pinnacle West Capital Corp. ..............         United States             60,000          2,212,500
   Southern Co. .............................         United States             70,000          1,859,375
   TECO Energy Inc. .........................         United States            100,000          2,206,250
   Unicom Corp. .............................         United States             57,000          2,183,813
                                                                                               ----------
                                                                                               32,823,089
                                                                                               ----------
(a)ELECTRONIC COMPONENTS .8%
   Epcos AG, ADR ............................            Germany                48,000          1,956,000
                                                                                               ----------
(a)ELECTRONIC TECHNOLOGY .2%
   Chartered Semiconductor Manufacturing, ADR           Singapore               16,000            531,000
                                                                                               ----------
(a)INTERNET SERVICES .7%
   Akamai Technologies Inc. .................         United States              4,800            696,900
   Digex Inc. ...............................         United States              3,600            103,050

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


 FRANKLIN GLOBAL UTILITIES FUND                                          COUNTRY                     SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

(a)INTERNET SERVICES (CONT.)
   Egain Communications Corp. ..............................            United States                   2,600            $    75,725
   Internap Network Services Corp. .........................            United States                   1,900                175,513
   ITXC Corp. ..............................................            United States                   6,200                280,550
   Keynote Systems Inc. ....................................            United States                   3,600                163,350
   Radware Ltd. ............................................            United States                   2,400                123,450
                                                                                                                          ----------
                                                                                                                           1,618,538
                                                                                                                          ----------
   MAJOR U.S. TELECOMMUNICATIONS 13.8%
   AT&T Corp. ..............................................            United States                  91,750              4,289,313
   Bell Atlantic Corp. .....................................            United States                  65,000              4,220,938
   BellSouth Corp. .........................................            United States                  48,000              2,160,000
   GTE Corp. ...............................................            United States                  84,000              6,300,000
(a)MCI WorldCom Inc. .......................................            United States                  80,000              6,865,000
   SBC Communications Inc. .................................            United States                 115,800              5,898,563
   U.S. West Inc. ..........................................            United States                  57,000              3,480,563
                                                                                                                          ----------
                                                                                                                          33,214,377
                                                                                                                          ----------
   NATURAL GAS DISTRIBUTION 2.1%
   MDU Resources Group Inc. ................................            United States                 100,000              2,337,500
   Washington Gas Light Co. ................................            United States                 102,700              2,792,156
                                                                                                                          ----------
                                                                                                                           5,129,656
                                                                                                                          ----------
   NON-U.S. UTILITIES 5.6%
   Endesa SA ...............................................                Spain                     180,000              3,600,265
   PowerGen PLC ............................................            United Kingdom                304,626              2,671,763
   Scottish & Southern Energy PLC ..........................            United Kingdom                450,000              4,242,148
   Scottish Power PLC ......................................            United Kingdom                200,000              1,850,940
   Tokyo Electric Power Co. ................................                Japan                      48,000              1,071,675
                                                                                                                          ----------
                                                                                                                          13,436,791
                                                                                                                          ----------
   OIL/GAS TRANSMISSION 2.3%
   Coastal Corp. ...........................................            United States                  62,000              2,611,750
   Enron Corp. .............................................            United States                  70,000              2,795,625
                                                                                                                          ----------
                                                                                                                           5,407,375
                                                                                                                          ----------
   OTHER TELECOMMUNICATIONS 32.6%
(a)Allegiance Telecom Inc. .................................            United States                  35,400              2,442,600
   Cincinnati Bell Inc. ....................................            United States                 110,000              2,289,375
(a)Citizens Utilities Co., B ...............................            United States                 136,000              1,572,500
(a)Clearnet Communications Inc., A .........................               Canada                     124,800              2,745,600
(a)COLT Telecom Group PLC ..................................            United Kingdom                 65,000              1,943,323
(a)DSL.net Inc. ............................................            United States                  21,100                203,088
(a)EIRCOM PLC ..............................................            Irish Republic                604,000              2,513,942
(a)Global Crossing Ltd. ....................................               Bermuda                    250,000              8,656,246
(a)Global TeleSystems Group Inc. ...........................            United States                 240,000              5,745,000
(a)GST Telecommunications Inc. .............................               Canada                     190,000              1,282,500
   Hellenic Telecommunications Organization SA .............               Greece                     145,138              3,075,497
(a)ICG Communications Inc. .................................            United States                  92,000              1,506,500
(a)ICO Global Communications Holdings Ltd. .................            United States                     100                    363
(a)Illuminet Holdings Inc. .................................            United States                     800                 37,200

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


 FRANKLIN GLOBAL UTILITIES FUND                                          COUNTRY                     SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   OTHER TELECOMMUNICATIONS (CONT.)
(a)Intermedia Communications Inc. ............................          United States                100,000          $   2,600,000
   Korea Telecom Corp. .......................................          South Korea                   40,130              2,699,867
(a)McLeodUSA Inc. ............................................          United States                 45,000              2,008,125
(a)Nextlink Communications Inc., A ...........................          United States                 20,000              1,196,250
   Nippon Telegraph & Telephone Corp. ........................             Japan                         110              1,686,470
(a)Pacific Gateway Exchange Inc. .............................          United States                 30,000                682,500
   Portugal Telecom SA .......................................            Portugal                    65,000              2,896,692
(a)Primus Telecommunications Group Inc. ......................          United States                170,100              3,763,463
(a)Qwest Communications International Inc. ...................          United States                115,000              4,140,000
   Swisscom AG ...............................................          Switzerland                   10,100              3,078,985
   Telebras SA, ADR ..........................................             Brazil                      9,500                739,813
(a)Telecel-Comunicacoes Pessoais SA ..........................            Portugal                     1,084                140,594
   Telecom Italia SpA ........................................             Italy                   1,172,000              5,771,123
(a)Telecomunicacoes Brasileiras SA, ADR ......................             Brazil                      9,500                    445
   Telefonica SA, ADR ........................................             Spain                      84,615              4,225,462
(a)Telstra Corp Ltd. .........................................           Australia                   639,000              2,048,234
(a)Versatel Telecom International NV .........................          Netherlands                   81,000              1,004,593
   Videsh Sanchar Nigam Ltd., GDR, 144A ......................              India                    140,000              2,233,000
(a)Williams Communications Group Inc. ........................          United States                106,200              3,385,125
                                                                                                                      -------------
                                                                                                                         78,314,475
                                                                                                                      -------------
   TELECOMMUNICATIONS EQUIPMENT 2.4%
(a)Aether Systems Inc. .......................................          United States                  3,100                215,644
(a)Ciena Corp. ...............................................          United States                 35,000              1,233,750
   Lucent Technologies Inc. ..................................          United States                 33,165              2,130,851
(a)MCK Communications Inc. ...................................          United States                  2,200                 49,500
(a)Sycamor Networks Inc. .....................................          United States                  4,300                924,500
(a)Tellabs Inc. ..............................................          United States                 20,000              1,265,000
                                                                                                                      -------------
                                                                                                                          5,819,245
                                                                                                                      -------------
(a)UNREGULATED POWER GENERATION 1.6%
   AES Corp. .................................................          United States                 45,000              2,539,688
   Calpine Corp. .............................................          United States                 21,400              1,233,175
                                                                                                                      -------------
                                                                                                                          3,772,863
                                                                                                                      -------------
   TOTAL COMMON STOCKS (COST $166,215,144) ...................                                                          218,221,560
                                                                                                                      -------------
   CONVERTIBLE PREFERRED STOCKS .7%
   CMS Energy Corp., 7.75%, cvt. pfd. (COST $1,750,000) ......          United States                 35,000              1,715,000
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $167,965,144) ...........                                                          219,936,560
                                                                                                                      -------------
   SHORT TERM INVESTMENTS 9.9%
(b)Franklin Institutional Fiduciary Trust Money
     Market Portfolio (COST $23,658,426) .....................          United States             23,658,426             23,658,426
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $191,623,570) 101.4% ..............                                                          243,594,986
   OTHER ASSETS, LESS LIABILITIES (1.4%) .....................                                                           (3,443,550)
                                                                                                                      -------------
   NET ASSETS 100.0% .........................................                                                        $ 240,151,436
                                                                                                                      -------------


(a) Non-income producing.

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.                     41

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                                                      CLASS A
                                                     -------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 1999        ------------------------------------------------------
                                                       (UNAUDITED)(3)         1999          1998           1997            1996(1)
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $   13.25       $   15.46     $   14.07       $   13.14       $   10.00
                                                     -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .01             .12           .10             .09             .08
 Net realized and unrealized gains (losses) ........          (.13)          (2.21)         2.26            1.25            3.22
                                                     -------------------------------------------------------------------------------
Total from investment operations ...................          (.12)          (2.09)         2.36            1.34            3.30
                                                     -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.08)           (.12)         (.09)           (.09)           (.06)
 Net realized gains ................................           --              --           (.88)           (.32)           (.10)
                                                     -------------------------------------------------------------------------------
Total distributions ................................          (.08)           (.12)         (.97)           (.41)           (.16)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period .....................     $   13.05       $   13.25     $   15.46       $   14.07       $   13.14
                                                     ===============================================================================

Total return* ......................................          (.95%)        (13.42%)       17.57%          10.23%          33.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $  39,093       $  44,014     $  62,274        $ 45,386       $   9,909
Ratios to average net assets:
 Expenses ..........................................           .99%(2)         .97%          .96%            .98%            .99%(2)
 Expenses excluding waiver and payments by affiliate          1.46%(2)        1.47%         1.31%           1.31%           1.77%(2)
 Net investment income .............................           .16%(2)         .97%          .67%            .72%           1.16%(2)
Portfolio turnover rate ............................         33.62%          74.03%        72.93%          46.31%          59.04%



* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)  For the period June 5, 1995 (effective date) to April 30, 1996.

(2)  Annualized

(3)  Based on average shares outstanding.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN NATURAL RESOURCES FUND (CONT.)


                                                                                        ADVISOR CLASS
                                                            -------------------------------------------------------------------
                                                             SIX MONTHS ENDED                 YEAR ENDED APRIL 30,
                                                             OCTOBER 31, 1999   -----------------------------------------------
                                                              (UNAUDITED)(3)         1999             1998             1997(1)
                                                            -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $    13.63          $    15.48       $    14.07       $      14.66
                                                            -------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................               .03                 .19              .23                 --
 Net realized and unrealized gains (losses) ........              (.12)              (1.85)            2.20               (.59)
                                                            -------------------------------------------------------------------
Total from investment operations ...................              (.09)              (1.66)            2.43               (.59)
                                                            -------------------------------------------------------------------
Less distributions from:
 Net investment income .............................              (.09)               (.19)            (.14)                --
 Net realized gains ................................               --                  --              (.88)                --
                                                            -------------------------------------------------------------------
Total distributions ................................              (.09)               (.19)           (1.02)                --
                                                            -------------------------------------------------------------------
Net asset value, end of period .....................        $    13.45          $    13.63       $    15.48       $      14.07
                                                            ===================================================================
Total return* ......................................              (.69%)            (10.48%)          18.11%             (4.02%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $      367          $      319       $      892       $      1,123
Ratios to average net assets:
 Expenses ..........................................               .65%(2)             .65%             .64%               .64%(2)
 Expenses excluding waiver and payments by affiliate              1.12%(2)            1.15%             .99%               .86%(2)
 Net investment income .............................               .44%(2)            1.29%            1.02%              1.03%(2)
Portfolio turnover rate ............................             33.62%              74.03%           72.93%             46.31%





* Total return is not annualized for periods less than one year.

(1)  For the period January 2, 1997 (effective date) to April 30, 1997.

(2)  Annualized

(3)  Based on average shares outstanding.



                       See notes to financial statements.                     43

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)

                                                                                                        SHARES/
 FRANKLIN NATURAL RESOURCES FUND                                              COUNTRY                   WARRANTS            VALUE
                                                                             -------------------------------------------------------
  COMMON STOCKS AND WARRANTS 102.7%
   ENERGY MINERALS 40.1%
   Apache Corp. .....................................................        United States               24,200        $    943,800
   Atlantic Richfield Co. ...........................................        United States               10,400             969,150
(a)Barrett Resources Corp. ..........................................        United States               42,900           1,439,831
(a)Basin Exploration Inc. ...........................................        United States               40,900             672,294
(a)Chesapeake Energy Corp. ..........................................        United States              170,000             616,250
   Conoco Inc., A ...................................................        United States               18,600             510,338
   Conoco Inc., B ...................................................        United States               40,498           1,098,508
   Devon Energy Corp. ...............................................        United States                9,750             379,031
   EOG Resources Inc. ...............................................        United States               46,900             976,106
(a)Gulf Canada Resources Ltd. .......................................           Canada                   116,800             459,900
(a)Houston Exploration Co. ..........................................        United States               23,000             449,938
   Mobil Corp. ......................................................        United States                4,400             424,600
(a)Newfield Exploration Co. .........................................        United States               47,700           1,404,169
(a)Nuevo Energy Co. .................................................        United States               44,000             624,250
(a)Pennaco Energy Inc. ..............................................        United States               68,000             752,250
(a)Santa Fe Snyder Corp. ............................................        United States               62,100             535,613
   Texaco Inc. ......................................................        United States               13,700             840,838
   Tosco Corp. ......................................................        United States               31,100             787,219
   Ultramar Diamond Shamrock Corp. ..................................        United States               27,300             668,850
   Unocal Corp. .....................................................        United States               16,200             558,900
   Valero Energy Corp. ..............................................        United States               38,800             712,950
                                                                                                                       ------------
                                                                                                                         15,824,785
                                                                                                                       ------------
   INDUSTRIAL SERVICES 25.3%
(a)AES Corp. ........................................................        United States               10,660             601,624
(a)Atwood Oceanics Inc. .............................................        United States               15,900             462,094
   Baker Hughes Inc. ................................................        United States               11,000             307,313
(a)BJ Services Co. ..................................................        United States               16,300             559,294
(a)Cal Dive International Inc. ......................................        United States               30,200           1,015,475
(a)Casella Waste Systems Inc., A ....................................        United States               24,700             331,906
   Diamond Offshore Drilling Inc. ...................................        United States               34,000           1,079,500
   ENSCO International Inc. .........................................        United States               23,000             445,625
(a)Grey Wolf Inc. ...................................................        United States              120,000             315,000
   Halliburton Co. ..................................................        United States                5,900             222,356
(a)Marine Drilling Cos. Inc. ........................................        United States               20,000             323,750
(a)Nabors Industries Inc. ...........................................        United States               14,000             317,625
(a)Petroleum Geo-Services, ADR ......................................           Norway                    3,100              45,338
(a)Safety-Kleen Corp. ...............................................        United States               23,700             271,069
(a)TETRA Technologies Inc. ..........................................        United States               35,000             290,938
   Transocean Offshore Inc. .........................................        United States               38,300           1,041,281
(a)Tuboscope Inc. ...................................................        United States               45,600             507,300
(a)Varco International Inc. .........................................        United States               61,200             646,425
(a)Weatherford International Inc. ...................................        United States               35,775           1,211,878
                                                                                                                       ------------
                                                                                                                          9,995,791
                                                                                                                       ------------
   NON-ENERGY MINERALS 17.8%
   Aluminum Co. of America ..........................................        United States               10,800             656,100
   Barrick Gold Corp. ...............................................           Canada                   18,100             331,449

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                                        SHARES/
 FRANKLIN NATURAL RESOURCES FUND                                              COUNTRY                   WARRANTS            VALUE
                                                                             -------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   NON-ENERGY MINERALS (CONT.)
   De Beers Consolidated Mines AG, ADR ..............................         South Africa               38,900        $  1,052,731
   Franco-Nevada Mining Corp. Ltd. ..................................           Canada                   36,000             668,162
(a)Freeport-McMoRan Copper & Gold Inc., A ...........................        United States               11,700             165,263
   Georgia-Pacific Group ............................................        United States               18,000             714,375
   Ispat International NV, A, N.Y. shs. .............................         Netherlands               103,500           1,073,813
   Newmont Mining Corp. .............................................        United States                7,335             160,912
   Pohang Iron & Steel Co. Ltd., ADR ................................         South Korea                20,500             684,188
   Rayonier Inc. ....................................................        United States               15,000             615,000
   Rio Tinto PLC ....................................................        United Kingdom              25,600             437,294
(a)Stillwater Mining Co. ............................................        United States               22,200             446,775
                                                                                                                       ------------
                                                                                                                          7,006,062
                                                                                                                       ------------
   PROCESS INDUSTRIES 12.4%
   Abitibi-Consolidated Inc. ........................................           Canada                   85,000           1,025,313
(a)Asia Pulp & Paper Co. Ltd., ADR ..................................          Indonesia                 69,300             480,769
(a)Asia Pulp & Paper Co. Ltd., wts., 7/27/00 ........................          Indonesia                 11,160               9,765
   Bowater Inc. .....................................................        United States               18,400             966,000
   E. I. du Pont de Nemours and Co. .................................        United States                6,128             394,860
   Ecolab Inc. ......................................................        United States                5,400             182,588
   Hercules Inc. ....................................................        United States                8,200             197,313
   Monsanto Co. .....................................................        United States                5,500             211,750
   Potash Corp. of Saskatchewan Inc. ................................           Canada                    8,285             366,093
   Praxair Inc. .....................................................        United States                2,400             112,200
(a)Smurfit-Stone Container Corp. ....................................        United States               44,700             966,638
                                                                                                                       ------------
                                                                                                                          4,913,289
                                                                                                                       ------------
   PRODUCER MANUFACTURING 3.0%
   Avery Dennison Corp. .............................................        United States                8,200             512,500
   Gibraltar Steel Corp. ............................................        United States               18,500             452,094
   Reliance Steel & Aluminum Co. ....................................        United States                9,750             204,750
                                                                                                                       ------------
                                                                                                                          1,169,344
                                                                                                                       ------------
   UTILITIES 4.1%
   Enron Corp. ......................................................        United States               23,200             926,550
   Williams Cos. Inc. ...............................................        United States               18,500             693,750
                                                                                                                       ------------
                                                                                                                          1,620,300
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $40,422,814) ...................                                                    40,529,571
                                                                                                                       ------------
   SHORT TERM INVESTMENTS 1.5%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio
   (COST $605,285) ..................................................        United States              605,285             605,285
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $41,028,099) 104.2% ......................                                                    41,134,856
   OTHER ASSETS, LESS LIABILITIES (4.2%) ............................                                                    (1,675,340)
                                                                                                                       ------------
   NET ASSETS 100.0% ................................................                                                  $ 39,459,516
                                                                                                                       ============


(a)  Non-income producing.

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.                     45

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999 (UNAUDITED)



                                                       FRANKLIN              FRANKLIN             FRANKLIN            FRANKLIN
                                                     BIOTECHNOLOGY          GLOBAL HEALTH      GLOBAL UTILITIES   NATURAL RESOURCES
                                                     DISCOVERY FUND          CARE FUND               FUND                FUND
                                                     -------------------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost .....................................        $  83,800,374         $  81,150,467         $ 191,623,570        $  41,028,099
                                                     ==============================================================================
   Value ....................................           99,769,028            77,418,664           243,594,986           41,134,856
 Receivables:
   Investment securities sold ...............            1,457,751             1,596,946             1,947,795              300,257
   Capital shares sold ......................              415,114                51,010             1,301,265               77,813
   Dividends and interest ...................                 --                  20,225               494,865               22,834
 Deposits with brokers (Note 1) .............            1,682,261                  --                    --                   --
                                                     ------------------------------------------------------------------------------
       Total assets .........................          103,324,154            79,086,845           247,338,911           41,535,760
                                                     ------------------------------------------------------------------------------
Liabilities:
 Payables:
   Investment securities purchased ..........            1,779,688               243,750             5,880,916              313,727
   Capital shares redeemed ..................              123,416               359,963               982,003            1,683,266
   Affiliates ...............................              131,594               163,031               212,095               54,959
   Shareholders .............................                9,967                40,676                50,093                3,657
 Other liabilities ..........................               21,410                41,343                62,368               20,635
                                                     ------------------------------------------------------------------------------
       Total liabilities ....................            2,066,075               848,763             7,187,475            2,076,244
                                                     ------------------------------------------------------------------------------
         Net assets, at value ...............        $ 101,258,079         $  78,238,082         $ 240,151,436        $  39,459,516
                                                     ==============================================================================
Net assets consist of:
 Undistributed net investment income ........        $        --           $        --           $   1,058,912        $      35,113
 Accumulated net operating loss .............             (362,617)             (380,143)                 --                   --
 Net unrealized appreciation (depreciation) .           15,968,661            (3,731,803)           51,971,601              106,772
 Accumulated net realized gain (loss) .......              337,181           (16,842,413)           36,224,087           (5,604,128)
 Capital shares .............................           85,314,854            99,192,441           150,896,836           44,921,759
                                                     ------------------------------------------------------------------------------
       Net assets, at value .................        $ 101,258,079         $  78,238,082         $ 240,151,436        $  39,459,516
                                                     ==============================================================================

46                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999 (UNAUDITED)


                                                        FRANKLIN             FRANKLIN             FRANKLIN             FRANKLIN
                                                      BIOTECHNOLOGY         GLOBAL HEALTH      GLOBAL UTILITIES   NATURAL RESOURCES
                                                     DISCOVERY FUND          CARE FUND              FUND                 FUND
                                                    --------------------------------------------------------------------------------
CLASS A:
 Net assets, at value .......................       $   101,258,079         $ 65,149,014         $220,619,584           $ 39,092,929
                                                    ================================================================================
 Shares outstanding .........................             3,204,025            4,562,328           11,435,768              2,995,361
                                                    ================================================================================
 Net asset value per share* .................       $         31.60         $      14.28         $      19.29           $      13.05
                                                    ================================================================================
 Maximum offering price per share
    (net asset value per share / 94.25%) ....       $         33.53         $      15.15         $      20.47           $      13.85
                                                    ================================================================================
CLASS B:
 Net assets, at value .......................                  --           $    529,893         $    413,788                   --
                                                    ================================================================================
 Shares outstanding .........................                  --                 37,352               21,584                   --
                                                    ================================================================================
 Net asset value and maximum offering
 price per share* ...........................                  --           $      14.19         $      19.17                   --
                                                    ================================================================================
CLASS C:
 Net assets, at value .......................                  --           $ 12,559,175         $ 19,118,064                   --
                                                    ================================================================================
 Shares outstanding .........................                  --                893,736              999,729                   --
                                                    ================================================================================
 Net asset value per share* .................                  --           $      14.05         $      19.12                   --
                                                    ================================================================================
 Maximum offering price per share
 (net asset value per share / 99.00%) .......                  --           $      14.19         $      19.31                   --
                                                    ================================================================================
ADVISOR CLASS:
 Net assets, at value .......................                  --                   --                   --             $    366,587
                                                    ================================================================================
 Shares outstanding .........................                  --                   --                   --                   27,265
                                                    ================================================================================
 Net asset value and maximum offering
 price per share ............................                  --                   --                   --             $      13.45
                                                    ================================================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     47

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)


                                                         FRANKLIN             FRANKLIN            FRANKLIN             FRANKLIN
                                                       BIOTECHNOLOGY         GLOBAL HEALTH      GLOBAL UTILITIES   NATURAL RESOURCES
                                                       DISCOVERY FUND          CARE FUND             FUND                 FUND
                                                       -----------------------------------------------------------------------------
Investment income:*
  Dividends ....................................        $    169,370         $    318,979         $  2,537,422         $    241,669
  Interest .....................................              84,085               65,503               69,727               15,614
                                                       -----------------------------------------------------------------------------
         Total investment income ...............             253,455              384,482            2,607,149              257,283
                                                       -----------------------------------------------------------------------------
Expenses:
  Management fees (Note 3) .....................             254,349              258,586              592,143              137,367
  Administrative fees (Note 3) .................              63,217                 --                   --                   --
  Distribution fees (Note 3)
    Class A ....................................             128,992               88,542              256,057               74,980
    Class B ....................................                --                  1,740                  986                 --
    Class C ....................................                --                 66,177               85,685                 --
  Transfer agent fees (Note 3) .................             128,757              281,424              186,335               81,948
  Custodian fees ...............................                 928                3,575               18,253                  780
  Reports to shareholders ......................              17,157               40,282               36,407               12,096
  Registration and filing fees .................              20,000               17,959               24,967               14,852
  Professional fees ............................               1,829                2,906                4,019                  713
  Trustees' fees and expenses ..................                 503                1,130                1,686                  518
  Other .........................................                 340                2,304                7,317                2,611
                                                       -----------------------------------------------------------------------------
         Total expenses ........................             616,072              764,625            1,213,855              325,865
         Expenses waived/paid by affiliate
           (Note 3) ............................                --                   --                   --               (103,474)
                                                       -----------------------------------------------------------------------------
           Net expenses ........................             616,072              764,625            1,213,855              222,391
                                                       -----------------------------------------------------------------------------
             Net investment income (loss) ......            (362,617)            (380,143)           1,393,294               34,892
                                                       -----------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ................................           4,597,267           (2,192,844)          17,458,319            1,093,274
    Foreign currency transactions ..............                --                 22,535               (8,495)               9,431
                                                       -----------------------------------------------------------------------------
           Net realized gain (loss) ............           4,597,267           (2,170,309)          17,449,824            1,102,705
  Net unrealized appreciation (depreciation) on:
    Investments ................................          19,280,288            5,279,289           13,127,930           (1,705,470)
    Translation of assets and liabilities
      denominated in foreign currencies ........                   7                 --                    707                  (22)
                                                       -----------------------------------------------------------------------------
           Net unrealized appreciation
             (depreciation) ....................          19,280,295            5,279,289           13,128,637           (1,705,492)
                                                       -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) ........          23,877,562            3,108,980           30,578,461             (602,787)
                                                       -----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ..............................        $ 23,514,945         $  2,728,837         $ 31,971,755         $   (567,895)
                                                       =============================================================================


*Net of foreign taxes and fees of $4,828, $113,485, and $5,593 for the Franklin
 Global Health Care Fund, Franklin Global Utilities Fund, and Franklin Natural Resources Fund, respectively.

48                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED) AND THE YEAR ENDED APRIL 30, 1999

                                                            FRANKLIN BIOTECHNOLOGY                         FRANKLIN
                                                                 DISCOVERY FUND                     GLOBAL HEALTH CARE FUND
                                                     -------------------------------------------------------------------------------
                                                       SIX MONTHS              YEAR               SIX MONTHS              YEAR
                                                          ENDED                ENDED                 ENDED               ENDED
                                                     OCTOBER 31, 1999      APRIL 30, 1999       OCTOBER 31, 1999     APRIL 30, 1999
                                                     -------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment loss ......................        $    (362,617)        $    (285,652)        $    (380,143)       $  (1,149,843)
   Net realized gain (loss) from investments
    and foreign currency transactions .......            4,597,267            (2,905,988)           (2,170,309)         (14,678,519)
   Net unrealized appreciation (depreciation)
    on investments and translation of
    assets and liabilities denominated
    in foreign currencies ...................           19,280,295            (5,962,288)            5,279,289          (32,520,914)
                                                     -------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ...........           23,514,945            (9,153,928)            2,728,837          (48,349,276)
  Distributions to shareholders from
   net realized gains:
   Class A ..................................                 --              (1,272,491)                 --                (98,214)
   Class C ..................................                 --                    --                    --                (16,744)
                                                     -------------------------------------------------------------------------------
  Total distributions to shareholders .......                 --              (1,272,491)                 --               (114,958)
  Capital share transactions: (Note 2)
   Class A ..................................            8,293,289             6,330,107           (11,452,534)         (60,533,341)
   Class B ..................................                 --                    --                 315,988              222,435
   Class C ..................................                 --                    --              (1,561,015)          (4,883,689)
                                                     -------------------------------------------------------------------------------
  Total capital share transactions ..........            8,293,289             6,330,107           (12,697,561)         (65,194,595)

      Net increase (decrease) in net assets..           31,808,234            (4,096,312)           (9,968,724)        (113,658,829)
Net assets:
  Beginning of period .......................           69,449,845            73,546,157            88,206,806          201,865,635
                                                     -------------------------------------------------------------------------------
  End of period .............................        $ 101,258,079         $  69,449,845         $  78,238,082        $  88,206,806
                                                     ===============================================================================
Accumulated net operating loss included
 in net assets:
  End of period ..............................        $    (362,617)        $      (7,680)        $    (380,143)       $        --
                                                     ===============================================================================

                       See notes to financial statements.                     49

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 1999

                                                                   FRANKLIN                                  FRANKLIN
                                                            GLOBAL UTILITIES FUND                    NATURAL RESOURCES FUND
                                                    --------------------------------------------------------------------------------
                                                      SIX MONTHS               YEAR                SIX MONTHS            YEAR
                                                         ENDED                 ENDED                  ENDED              ENDED
                                                    OCTOBER 31, 1999       APRIL 30, 1999       OCTOBER 31, 1999     APRIL 30, 1999
                                                    --------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income ....................        $   1,393,294         $   3,289,731         $      34,892        $     398,867
   Net realized gain (loss) from investments
    and foreign currency transactions .......           17,449,824            18,511,777             1,102,705           (6,100,355)
   Net unrealized appreciation (depreciation)
    on investments and translation of
    assets and liabilities
    denominated in foreign currencies .......           13,128,637           (15,631,278)           (1,705,492)          (4,510,191)
                                                    --------------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ............           31,971,755             6,170,230              (567,895)         (10,211,679)
Distributions to shareholders from:
  Net investment income:
   Class A ..................................           (3,036,560)           (2,419,109)             (249,794)            (424,272)
   Class B ..................................               (1,672)                 --                    --                   --
   Class C ..................................             (215,000)              (75,113)                 --                   --
   Advisor Class ............................                 --                    --                  (2,323)             (10,798)
  Net realized gains:
   Class A ..................................                 --              (9,673,260)                 --                   --
   Class C ..................................                 --                (818,825)                 --                   --
                                                    --------------------------------------------------------------------------------
  Total distributions to shareholders .......           (3,253,232)          (12,986,307)             (252,117)            (435,070)
  Capital share transactions: (Note 2)
   Class A ..................................           (5,638,486)          (20,312,303)           (4,107,934)          (7,774,548)
   Class B ..................................              302,452                72,761                  --                   --
   Class C ..................................               58,717               847,862                  --                   --
   Advisor Class ............................                 --                    --                  54,305             (411,581)
                                                    --------------------------------------------------------------------------------
  Total capital share transactions ..........           (5,277,317)          (19,391,680)           (4,053,629)          (8,186,129)

      Net increase (decrease) in net assets..           23,441,206           (26,207,757)           (4,873,641)         (18,832,878)
Net assets:
  Beginning of period .......................          216,710,230           242,917,987            44,333,157           63,166,035
                                                    --------------------------------------------------------------------------------
  End of period .............................        $ 240,151,436         $ 216,710,230         $  39,459,516        $  44,333,157
                                                    ================================================================================
Undistributed net investment income
 included in net assets:
  End of period .............................        $   1,058,912         $   2,918,850         $      35,113        $     252,338
                                                    ================================================================================


50                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All Funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds included in this report are:

    CAPITAL GROWTH                            TOTAL RETURN
    -------------------------------------     ------------------------------
    Franklin Biotechnology Discovery Fund     Franklin Global Utilities Fund
    Franklin Global Health Care Fund          Franklin Natural Resources Fund

Effective November 15, 1999, the name of the Franklin Global Utilities Fund, changed to Franklin Global Communications Fund. The fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITIES SOLD SHORT:

The Franklin Biotechnology Discovery Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITIES SOLD SHORT: (CONT.)

The Franklin Biotechnology Discovery Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. At October 31, 1999, the Franklin Biotechnology Discovery Fund has no open short sales.

d. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin Global Health Care Fund and the Franklin Global Utilities Fund began offering a new class of shares, Class B. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege.

CLASS A                                     CLASS A & ADVISOR CLASS                CLASS A, CLASS B & CLASS C
-------------------------------------       -------------------------------        --------------------------------
Franklin Biotechnology Discovery Fund       Franklin Natural Resources Fund        Franklin Global Health Care Fund
                                                                                   Franklin Global Utilities Fund

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                        FRANKLIN BIOTECHNOLOGY                      FRANKLIN
                                             DISCOVERY FUND                  GLOBAL HEALTH CARE FUND
                                       --------------------------          -------------------------------
                                        SHARES           AMOUNT              SHARES            AMOUNT
                                       ------------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31,1999
 Shares sold ...................        717,889      $  21,640,365          3,884,427       $  56,189,094
 Shares issued in reinvestment
 of distributions ..............           --                 --                 --                  --
 Shares redeemed ...............       (480,265)       (13,347,076)        (4,671,270)        (67,641,628)
                                       ------------------------------------------------------------------------
 Net increase (decrease) .......        237,624      $   8,293,289           (786,843)      $ (11,452,534)
                                       ========================================================================
Year ended April 30,1999
 Shares sold ...................      1,483,341      $  35,796,702          9,005,885       $ 143,541,952
 Shares issued in reinvestment
 of distributions ..............         41,475            975,481              5,766              90,654
 Shares redeemed ...............     (1,293,474)       (30,442,076)       (12,818,888)       (204,165,947)
                                       ------------------------------------------------------------------------
 Net increase (decrease) .......        231,342      $   6,330,107         (3,807,237)      $ (60,533,341)
                                       ========================================================================
CLASS B SHARES:
Six months ended October 31,1999
 Shares sold ...................                                               22,400       $     317,191
 Shares issued in reinvestment
 of distributions ..............                                                 --                  --
 Shares redeemed ...............                                                  (84)             (1,203)
                                                                             ----------------------------------
 Net increase ..................                                               22,316       $     315,988
                                                                             ==================================
Year ended April 30, 1999(1)
 Shares sold ...................                                               15,040       $     222,495
 Shares redeemed ...............                                                   (4)                (60)
                                                                             ----------------------------------
 Net increase ..................                                               15,036       $     222,435
                                                                             ==================================
CLASS C SHARES:
Six months ended October 31,1999
 Shares sold ...................                                              134,618       $   1,896,419
 Shares issued in reinvestment
 of distributions ..............                                                 --                  --
 Shares redeemed ...............                                             (243,484)         (3,457,434)
                                                                             ----------------------------------
 Net increase (decrease) .......                                             (108,866)      $  (1,561,015)
                                                                             ==================================
Year ended April 30, 1999
 Shares sold ...................                                              375,736       $   6,135,515
 Shares issued in reinvestment
 of distributions ..............                                                1,001              15,481
 Shares redeemed ...............                                             (695,236)        (11,034,685)
                                                                             ----------------------------------
 Net increase (decrease) .......                                             (318,499)      $  (4,883,689)
                                                                             ==================================




                                                         FRANKLIN
                                                   GLOBAL UTILITIES FUND
                                               -----------------------------
                                               SHARES              AMOUNT
                                            --------------------------------
CLASS A SHARES:
Six months ended October 31,1999
 Shares sold ...................               1,444,631       $  25,993,825
 Shares issued in reinvestment
 of distributions ..............                 149,086           2,574,683
 Shares redeemed ...............              (1,932,416)        (34,206,994)
                                            --------------------------------
 Net increase (decrease) .......                (338,699)      $  (5,638,486)
                                            ================================
Year ended April 30,1999
 Shares sold ...................               2,575,785       $  41,641,164
 Shares issued in reinvestment
 of distributions ..............                 688,144          10,403,432
 Shares redeemed ...............              (4,540,259)        (72,356,899)
                                            --------------------------------
 Net increase (decrease) .......              (1,276,330)      $ (20,312,303)
                                            ================================
CLASS B SHARES:
Six months ended October 31,1999
 Shares sold ...................                  17,758       $     317,443
 Shares issued in reinvestment
 of distributions ..............                      67               1,153
 Shares redeemed ...............                    (909)            (16,144)
                                            --------------------------------
 Net increase ..................                  16,916       $     302,452
                                            ================================
Year ended April 30, 19991
 Shares sold ...................                   4,668       $      72,761
 Shares redeemed ...............                    --                  --
                                            --------------------------------
 Net increase ..................                   4,668       $      72,761
                                            ================================
CLASS C SHARES:
Six months ended October 31,1999
 Shares sold ...................                 119,357       $   2,107,455
 Shares issued in reinvestment
 of distributions ..............                   9,993             171,588
 Shares redeemed ...............                (127,322)         (2,220,326)
                                            --------------------------------
 Net increase (decrease) .......                   2,028       $      58,717
                                            ================================
Year ended April 30, 1999
 Shares sold ...................                 348,707       $   5,558,866
 Shares issued in reinvestment
 of distributions ..............                  51,063             765,827
 Shares redeemed ...............                (348,295)         (5,476,831)
                                            --------------------------------
 Net increase (decrease) .......                  51,475       $     847,862
                                            ================================



(1) For the Franklin Global Health Care Fund and the Franklin Global Utilities Fund, for the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)
2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                 FRANKLIN
                                                           NATURAL RESOURCES FUND
                                                        ----------------------------
                                                           SHARES          AMOUNT
                                                        ----------------------------
CLASS A SHARES:
Six months ended October 31,1999
 Shares sold ..................................         1,719,431       $ 23,649,484
 Shares issued in reinvestment of distributions            17,350            232,668
 Shares redeemed ..............................        (2,063,371)       (27,990,086)
                                                        ----------------------------
 Net decrease .................................          (326,590)      $ (4,107,934)
                                                        ============================
Year ended April 30, 1999

 Shares sold ..................................         3,435,836       $ 39,238,044
 Shares issued in reinvestment of distributions            33,594            390,527
 Shares redeemed ..............................        (4,175,956)       (47,403,119)
                                                        ----------------------------
 Net decrease .................................          (706,526)      $ (7,774,548)
                                                        ============================
ADVISOR CLASS SHARES:
Six months ended October 31,1999
 Shares sold ..................................            10,486       $    147,423
 Shares issued in reinvestment of distributions               167              2,297
 Shares redeemed ..............................            (6,793)           (95,415)
                                                        ----------------------------
 Net increase .................................             3,860       $     54,305
                                                        ============================
Year ended April 30, 1999
 Shares sold ..................................           117,744       $  1,462,201
 Shares issued in reinvestment of distributions               897             10,797
 Shares redeemed ..............................          (152,874)        (1,884,579)
                                                        ----------------------------
 Net decrease .................................           (34,233)      $   (411,581)
                                                        ============================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

      ANNUALIZED
       FEE RATE           AVERAGE DAILY NET ASSETS
      -----------        ---------------------------------------------------
         .625%           First $100 million
         .500%           Over $100 million, up to and including $250 million
         .450%           Over $250 million, up to and including $10 billion

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Fees are further reduced on net assets over $10 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average net assets as follows:

      ANNUALIZED
       FEE RATE           AVERAGE DAILY NET ASSETS
      -----------        ---------------------------------------------------
         .150%           First $200 million
         .135%           Over $200 million, up to and including $700 million
         .100%           Over $700 million, up to and including $1.2 billion
         .075%           Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Franklin Biotechnology Discovery Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive management fees for the Franklin Natural Resources Fund as noted in the Statements of Operations.

The Franklin Biotechnology Discovery Fund and the Franklin Natural Resources Fund reimburse Distributors up to .35% per year of the funds' average daily net assets of Class A; the Franklin Global Health Care Fund and the Franklin Global Utilities Fund reimburse Distributors up to .25%, 1.00%, and 1.00% per year of the funds' average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                 FRANKLIN BIOTECHNOLOGY     FRANKLIN GLOBAL    FRANKLIN GLOBAL   FRANKLIN NATURAL
                                                      DISCOVERY FUND        HEALTH CARE FUND    UTILITIES FUND   RESOURCES FUND
                                                 ---------------------------------------------------------------------------------
Net Commissions received (paid) ................          $ 71,478            $(13,031)            $(10,656)        $  3,893
Contingent deferred sales charges ..............          $    378            $  6,438             $  4,422         $    413

The Funds paid transfer agent fees of $678,464, of which $547,079 was paid to Investor Services.


4. INCOME TAXES

At April 30, 1999, the Franklin Biotechnology Discovery Fund, the Franklin Global Health Care Fund and the Franklin Natural Resources Fund had tax basis capital losses of $329,494, $3,510,661, and $3,235,849, respectively, which may be carried over to offset future capital gains. Such losses expire in 2007.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (CONT.)

At April 30, 1999, the Franklin Biotechnology Discovery Fund, the Franklin Global Health Care Fund and the Franklin Natural Resources Fund had deferred capital losses occurring subsequent to October 31, 1998 of $2,029,546, $10,664,364, and $3,461,955, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

At April 30, 1999, the Franklin Biotechnology Discovery Fund and the Franklin Global Utilities Fund had deferred currency losses occurring subsequent to October 31, 1998 of $7,680 and $334,090, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At October 31,1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                  FRANKLIN BIOTECHNOLOGY   FRANKLIN GLOBAL      FRANKLIN GLOBAL    FRANKLIN NATURAL
                                                      DISCOVERY FUND       HEALTH CARE FUND      UTILITIES FUND      RESOURCES FUND
                                                  ----------------------------------------------------------------------------------
Investments at cost ............................       $  84,444,367        $  81,253,945        $ 192,143,222        $  41,037,333
                                                  ==================================================================================
Unrealized appreciation ........................       $  22,844,214        $   6,973,750        $  56,149,990        $   5,304,772
Unrealized depreciation ........................          (7,519,553)         (10,809,031)          (4,698,226)          (5,207,249)
                                                  ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .....       $  15,324,661        $  (3,835,281)       $  51,451,764        $      97,523
                                                  ==================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31,1999 were as follows:

                                          FRANKLIN BIOTECHNOLOGY     FRANKLIN GLOBAL          FRANKLIN GLOBAL      FRANKLIN NATURAL
                                              DISCOVERY FUND         HEALTH CARE FUND         UTILITIES FUND        RESOURCES FUND
                                          -----------------------------------------------------------------------------------------
Purchases ......................              $57,687,840              $37,444,409              $82,332,264           $14,342,229
Sales ..........................              $57,071,614              $53,069,088              $99,066,319           $14,106,309


SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high yield, fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.
--------------------------------------------------------------------------------


The semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 1999.

The six-month period under review was rather difficult for fixed-income investments. Although domestic inflation remained relatively benign, concerns about rising prices and two 0.25% increases in the federal funds target rate pushed interest rates higher during the period. In fact, 10-year Treasury rates jumped from 5.3% on April 30, 1999, to end the period at 6.0%. Moreover, weakness in the equity markets toward the latter half of the reporting period pressured returns in the more equity-sensitive sectors of the fixed-income market such as high yield corporate bonds. In this environment, Franklin Strategic Income Fund sought to take advantage of relative value opportunities within the fixed-income universe given the fund's flexibility to invest across six primary asset classes - high yield corporate bonds, foreign government bonds, emerging market debt securities, U.S. government bonds, mortgage-backed securities and convertible securities.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.



CONTENTS

Shareholder Letter ..........  1

Performance Summary ......... 10

Financial Highlights &
Statement of Investments .... 12

Financial Statements ........ 25

Notes to
Financial Statements ........ 28



                                 [PYRAMID GRAPH]

"The fund completed its merger with Franklin Investment Grade Income Fund in August 1999 ..."




Over the past six months, the fund benefited from its exposure to the emerging market fixed-income sector, as that sector turned in one of the stronger relative returns during the period. The fund completed its merger with Franklin Investment Grade Income Fund in August 1999, which added to our U.S. government and investment-grade corporate holdings. We also increased our exposure to the mortgage- and asset-backed fixed-income sectors, which turned in some of the stronger relative results during the reporting period. Overall, however, the impact of rising global interest rates negatively impacted the fund's performance during the six-month period, resulting in a -3.18% cumulative total return for the fund's Class A shares.(1)

Although the rise in interest rates contributed to the fund's softer performance over this reporting period, we believe that our end-of-period portfolio positioning, which favors those fixed-income sectors that are more growth-oriented than interest- rate-sensitive, is appropriate given relative valuation levels. We feel such sector positioning should lead to superior returns for our shareholders over the longer term, which is consistent with the fund's historical performance track record. We encourage you to read further for more detailed sector discussions and our portfolio management strategies during the period under review.

HIGH YIELD CORPORATE BONDS

Over the past six months, a combination of rising interest rates, weaker equity markets, and unfavorable trading factors pressured high yield market prices. In particular, asset outflows from dedicated high yield mutual funds along with a moderate level of new-issue volume widened overall yield spreads concurrent with a rise in nominal Treasury rates. The yield spread is the difference in yield between Treasuries and lower-rated securities. Although default rates in the high yield corporate bond market rose in 1999 from their recent lows, in general the healthy domestic economy should continue to support the fundamental credit outlook for many high yield issuers. Based upon this outlook, as well as the historically wide yield spreads this sector offered, high yield corporate bonds remained the fund's largest sector holding throughout the reporting period.


1. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

Merger and acquisition activity as well as other positive events continued to drive performance for the fund's more heavily weighted cable, media, broadcasting and wireless communications sectors. Radio station operator Chancellor Media Corp. (now AMFM Inc.) agreed to merge with investment-grade-rated Clear Channel Communications, while investment-grade-rated Infinity Broadcasting announced the acquisition of outdoor advertiser Outdoor Systems Inc., which drove performance for our bond positions in both Chancellor Media and Outdoor Systems. We took advantage of this and sold our position in Outdoor Systems for a profit during the reporting period. Our holdings in Charter Communications Holdings LLC, one of the top five cable television operators in the U.S., benefited from that company's announced initial public stock offering, which was anticipated to price in early November 1999. The fund's position in Nextel Communications Inc., which we increased during the period, was favorably impacted by strong operating results and the announcement of a proposed equity offering to raise over $2 billion in capital.

At the end of the reporting period, telecommunications remained the fund's largest industry allocation, given the robust long-term growth outlook and consolidation trends for companies operating in that arena. Over the past six months, we initiated positions in PSINet Inc., a global facilities-based provider of Internet access, and in Williams Communication Group Inc., a wholesale telecommunications services provider. The expected growth in demand for both of these companies' services should drive their operating results for the next several years and simultaneously lead to improving credit profiles.

During the period, we also sold positions that appeared fully or overvalued in an attempt to improve the sector's performance by redirecting those assets into the most attractive high yield names. For example, in July we sold our remaining position in Paging Network, the largest paging company in the U.S. Disappointing operating results since then have pushed the bonds down by more than 50%.



PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                              10/31/99   4/30/99
----------------------------------------------------------------
High Yield Corporate Bonds                      29.6%     30.0%

Emerging Market Bonds                           20.2%     23.4%

Mortgage Securities                             11.4%     11.3%

U.S. Government Bonds                           10.6%      7.9%

International Bonds                              9.9%     11.7%

Convertible Securities                           8.5%      8.6%

Investment Grade Corporate Bonds                 3.8%      0.0%

Preferred Stock (Non-Convertible)                0.5%      0.5%

Cash & Other Assets                              5.5%      6.6%

EMERGING MARKETS

Although emerging markets experienced high volatility over the past six months, the sector provided one of the stronger relative total return performances within the fixed-income asset class, largely as a result of healthy yields offered in this market. We reduced the fund's weighting in this sector moderately by period-end, but emerging markets still represented the fund's second-largest sector weighting, which reflects both the improving fundamental outlook for select developing countries held in the portfolio as well as the generous yield spreads over Treasuries provided for investors in this market.

During the six months under review, Latin America remained our top region within this sector's holdings. Mexico continued to be our largest position in this sector, and the fundamental outlook for this country remains favorable, as reflected in the trading levels for that country's sovereign debt. We initiated a position in Colombia, which had declined largely on fears of the impact of its currency depreciation. However, with rising yield levels Colombia's sovereign bonds appeared relatively attractive given a more confident longer-term outlook for that country's economy. In September, Ecuador defaulted on certain of its debt obligations, with little impact on the fund. We held a small position in that country, which we further reduced during the period as the outlook for these bonds' future recovery values remained unclear.

INTERNATIONAL

Although rising global interest rates pressured pricing in the international developed bond sector, a modestly weaker U.S. dollar during the second half of the reporting period helped to support the fund's dollar-based returns in this sector. However, we kept a fairly moderate exposure to this sector as its total return potential, barring major currency moves, remains rather constrained compared to other fixed-income sectors, given the low nominal yields being offered in many developed international fixed-income markets. In terms of currency exposure, our positions in this sector were generally unhedged, as the dollar still appeared vulnerable to further near-term depreciation.

Germany remained our largest European holding during the period, as it still serves as that region's sovereign benchmark. Based upon relative valuation, our exposure to Belgium was nearly cut in half, while our position in France was substantially increased over the past six months. In the dollar-bloc countries (Australia, New Zealand, Canada) the fund generally maintained its weightings, with Australia continuing to represent its largest position.


CONVERTIBLE SECURITIES

After rebounding in the first half of 1999, the broad domestic equity markets experienced a moderate correction during the second half of the reporting period, only to rally again at the end of October 1999. Although the economy's strength should continue to support earnings growth, rising nominal interest rates and the fear of increasing inflation pressured pricing levels in this sector. The fund remained underweighted in convertible securities relative to other sectors as valuation levels in the domestic equity markets remained near record highs. However, going forward we will continue to look for select opportunities to invest in equities of undervalued companies with favorable fundamental outlooks, particularly as valuations in this market become more attractive.

During the period, the fund initiated a position (through the Kerr-McGee convertible preferred position) in Devon Energy, an oil and gas exploration and production company. The recent rise in oil and gas commodity prices bodes well for the company's future earnings prospects and positively impacted Devon's share price. Our position in Sanmina Corp., a leading provider of electronic manufacturing services, benefited from the growing demand for Sanmina's services from telecom and networking companies, driving the stock price higher since the beginning of the reporting period. Our position in Vodafone (through the MediaOne Group Inc. convertible preferred stock) continues to benefit from the healthy subscriber additions and favorable long-term global growth projections for wireless services. We also continued to exit from companies with deteriorating fundamentals. For example, we sold our position in Owens-Illinois Inc. before that company reported soft second quarter 1999 results that pushed down its common shares.



DIVIDEND DISTRIBUTIONS
5/1/99 - 10/31/99

                              DIVIDEND PER SHARE
               -------------------------------------------------

MONTH           CLASS A     CLASS B     CLASS C   ADVISOR CLASS*
----------------------------------------------------------------
May            6.8 cents   6.43 cents  6.42 cents       --

June           6.8 cents   6.47 cents  6.44 cents       --

July           6.8 cents   6.47 cents  6.44 cents       --

August         6.8 cents   6.47 cents  6.44 cents       --

September      6.8 cents   6.49 cents  6.47 cents    7.00 cents

October        6.8 cents   6.49 cents  6.47 cents    7.01 cents
----------------------------------------------------------------
Total         40.8 cents  38.82 cents 38.68 cents   14.01 cents

*September 1, 1999, the fund began offering Advisor Class shares to investors. See the prospectus for details.

U.S. GOVERNMENT SECURITIES

Although the fund's weighting in U.S. government securities modestly increased toward the end of the reporting period, during the six months under review, we generally held an underweighted exposure in this sector. We increased our position in the callable government agency market, in an attempt to take advantage of spread widening in that sector. Although recent increases in the nominal rates offered in the U.S. government market increased this sector's attractiveness, total return potential still remains relatively limited compared to other fixed-income alternatives. Consequently, the fund's exposure remained generally low at period end.

U.S. MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

The fund continued to overweight its mortgage- and other asset-backed sector relative to its U.S. government exposure given the historically wide yield spreads over Treasuries offered in this market. Over the course of the reporting period, these spread levels did begin to contract, which helped to support pricing in this sector even in the face of rising domestic interest rates. At the end of the period we remained modestly overweighted in this sector as the fundamental outlook for the credit quality and prepayment rates in these markets would suggest further potential tightening in spread levels.

LOOKING FORWARD

Although domestic economic growth may slow from the 5.5% annualized growth rate set in the third quarter of 1999, the expectation for moderate growth going forward into 2000 remains intact. Even though certain measures of domestic pricing pressure have recently been on the rise, core inflationary rates still appear relatively subdued. Moreover, on the international front, a strong economic outlook should help stabilize the fiscal positions of many developing countries. Given this generally favorable global economic outlook, at period end we favored more growth-oriented sectors such as high yield corporate bonds and emerging market securities, particularly considering the above-average yield spreads these sectors offered. The fund's lower exposure to interest-rate sensitive sectors continues to reflect the relatively low nominal yields offered in these markets and these sectors' more limited intermediate-term total return prospects. As always, we will continue to look for opportunities to enhance our long-term returns while reducing overall volatility by actively managing sector and security allocations.

Sincerely,

/s/ Christopher J. Molumphy

Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A (formerly Class I):

Subject to the maximum 4.25% initial sales charge.*

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 7.61%, 7.55%, 7.47% and 8.22% for Classes A, B, C and Advisor respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.

PERFORMANCE SUMMARY AS OF 10/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/99   4/30/99
--------------------------------------------------------------------------------
Net Asset Value                -$0.75         $10.09    $10.84


                               DISTRIBUTIONS (5/1/99 - 10/31/99)
--------------------------------------------------------------------------------
Dividend Income                $0.408

CLASS B                        CHANGE        10/31/99   4/30/99
--------------------------------------------------------------------------------
Net Asset Value                -$0.75         $10.11    $10.86


                               DISTRIBUTIONS (5/1/99 - 10/31/99)
--------------------------------------------------------------------------------
Dividend Income                $0.3882

CLASS C                        CHANGE        10/31/99   4/30/99
--------------------------------------------------------------------------------
Net Asset Value                -$0.75         $10.09    $10.84


                               DISTRIBUTIONS (5/1/99 - 10/31/99)
--------------------------------------------------------------------------------
Dividend Income                $0.3868

ADVISOR CLASS                  CHANGE        10/31/99   8/12/99
--------------------------------------------------------------------------------
Net Asset Value                -$0.02         $10.09    $10.11


                               DISTRIBUTIONS (9/1/99 - 10/31/99)
--------------------------------------------------------------------------------
Dividend Income                $0.1401

Past performance is not predictive of future results.

PERFORMANCE

                                                            INCEPTION
CLASS A                         6-MONTH  1-YEAR    5-YEAR   (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)       -3.18%  +4.16%    +57.84%   +61.91%

Average Annual Total Return(2)   -7.29%   -0.23%    +8.62%    +8.40%

Value of $10,000 Investment(3)  $9,271   $9,977   $15,117   $15,508

Distribution Rate(4)                 7.74%

30-Day Standardized Yield(5)         7.75%

                                                         INCEPTION
CLASS B                                        6-MONTH    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -3.36%       -0.07%

Aggregate Total Return(2)                      -7.08%       -3.83%

Value of $10,000 Investment(3)                 $9,292      $9,617

Distribution Rate(4)                 7.70%
30-Day Standardized Yield(5)         7.69%

                                                            INCEPTION
CLASS C                               6-MONTH     1-YEAR    (5/1/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              -3.38%    +3.72%    +0.09%

Average Annual Total Return(2)          -5.27%    +1.69%    -0.59%

Value of $10,000 Investment(3)          $9,473  $10,169    $9,912

Distribution Rate(4)                7.62%

30-Day Standardized Yield(5)        7.61%

                                                                 INCEPTION
ADVISOR CLASS(6)                   6-MONTH   1-YEAR   5-YEAR     (5/24/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         -3.14%    +4.20%   +57.91%    +61.97%

Average Annual Total Return(2)     -3.14%    +4.20%    +9.57%     +9.27%

Value of $10,000 Investment(3)    $9,686   $10,420   $15,791    $16,197

Distribution Rate(4)                    8.34%

30-Day Standardized Yield(5)            8.37%

Past performance is not predictive of future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (net asset value price for Class B and Advisor Class) per share on October 31, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1999.

6. On September 1, 1999, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to August 12, 1999, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after August 12, 1999, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since August 12, 1999, the cumulative and average annual total returns of Advisor Class shares were 1.20% and 5.58% respectively.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. High yield corporate securities entail greater risk than higher-rated securities. You may have a gain or loss when you sell your shares.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights

                                                                      CLASS A
                                                      --------------------------------------------
                                                    SIX MONTHS ENDED       YEAR ENDED APRIL 30,
                                                    OCTOBER 31, 1999    --------------------------
                                                      (UNAUDITED)**         1999          1998
                                                    ----------------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............  $     10.84       $     11.24    $     10.86
                                                      -----------       -----------    -----------
Income from investment operations:
 Net investment income .............................          .41               .86            .87
 Net realized and unrealized gains (losses) ........         (.75)             (.43)           .50
                                                      -----------       -----------    -----------
Total from investment operations ...................         (.34)              .43           1.37
                                                      -----------       -----------    -----------
Less distributions from:
 Net investment income .............................         (.41)             (.83)          (.90)
 Net realized gains ................................           --                --           (.09)
                                                      -----------       -----------    -----------
Total distributions ................................         (.41)             (.83)          (.99)
                                                      -----------       -----------    -----------
Net asset value, end of period .....................  $     10.09       $     10.84    $     11.24
                                                      ===========       ===========    ===========
Total return* ......................................        (3.18%)            4.23%         13.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................  $   282,978       $   247,574    $   166,633
Ratios to average net assets:
 Expenses ..........................................          .76%(2)           .58%           .25%
 Expenses excluding waiver and payments by
  affiliate ........................................          .96%(2)           .99%          1.05%
 Net investment income .............................         7.88%(2)          7.99%          7.65%
Portfolio turnover rate ............................        23.48%            48.68%         47.47%

                                                                      CLASS A
                                                       ---------------------------------------
                                                                YEAR ENDED APRIL 30,
                                                       ---------------------------------------
                                                          1997           1996        1995(1)
                                                       -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............   $     10.77   $     10.18   $     10.00
                                                       -----------   -----------   -----------
Income from investment operations:
 Net investment income .............................           .93           .85           .70
 Net realized and unrealized gains (losses) ........           .39           .67           .15
                                                       -----------   -----------   -----------
Total from investment operations ...................          1.32          1.52           .85
                                                       -----------   -----------   -----------
Less distributions from:
 Net investment income .............................          (.96)         (.82)         (.67)
 Net realized gains ................................          (.27)         (.11)           --
                                                       -----------   -----------   -----------
Total distributions ................................         (1.23)         (.93)         (.67)
                                                       -----------   -----------   -----------
Net asset value, end of period .....................   $     10.86   $     10.77   $     10.18
                                                       ===========   ===========   ===========
Total return* ......................................         12.64%        15.59%         8.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................   $    34,864   $    13,022   $     6,736
Ratios to average net assets:
 Expenses ..........................................           .23%          .25%          .25%(2)
 Expenses excluding waiver and payments by
  affiliate ........................................          1.05%         1.08%         1.38%(2)
 Net investment income .............................          8.60%         8.53%         7.93%(2)
Portfolio turnover rate ............................        114.26%        73.95%        68.43%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Based on average shares outstanding.

(1)For the period May 24, 1994 (effective date) to April 30, 1995.

(2)Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)

                                                                        CLASS B
                                                        -----------------------------------------
                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 1999           YEAR ENDED
                                                          (UNAUDITED)**         APRIL 30, 1999(1)
                                                        -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $   10.86             $   10.76
                                                        -----------------------------------------
Income from investment operations:
 Net investment income .............................              .38                   .29
 Net realized and unrealized gains (losses) ........             (.74)                  .07
                                                        -----------------------------------------
Total from investment operations ...................             (.36)                  .36
                                                        -----------------------------------------
Less distributions from net investment income ......             (.39)                 (.26)
                                                        -----------------------------------------
Net asset value, end of period .....................        $   10.11             $   10.86
                                                        =========================================

Total return* ......................................            (3.36%)                3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $   9,617             $   4,281
Ratios to average net assets:
 Expenses ..........................................             1.16%(2)               .98%(2)
 Expenses excluding waiver and payments by affiliate             1.34%(2)              1.39%(2)
 Net investment income .............................             7.46%(2)              7.59%(2)
Portfolio turnover rate ............................            23.48%                48.68%

*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

**Based on average shares outstanding.

(1)For the period January 1, 1999 (effective date) to April 30, 1999.

(2)Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)


                                                                            CLASS C
                                                              -----------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 1999       YEAR ENDED
                                                               (UNAUDITED)**       APRIL 30, 1999
                                                              -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................       $    10.84            $    11.19
                                                               --------------------------------
Income from investment operations:
 Net investment income .................................              .39                   .76
 Net realized and unrealized losses ....................             (.75)                 (.40)
                                                               --------------------------------
Total from investment operations .......................             (.36)                  .36
                                                               --------------------------------
Less distributions from net investment income ..........             (.39)                 (.71)
                                                               --------------------------------
Net asset value, end of period .........................       $    10.09            $    10.84
                                                               ================================

Total return* ..........................................            (3.38%)                3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................       $   40,350            $   36,245
Ratios to average net assets:
 Expenses ..............................................             1.16%(2)               .98%
 Expenses excluding waiver and payments by affiliate ...             1.36%(2)              1.39%
 Net investment income .................................             7.50%(2)              7.59%
Portfolio turnover rate ................................            23.48%                48.68%




*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Based on average shares outstanding.

(2)Annualized

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)


                                                                               ADVISOR CLASS
                                                                              ----------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 1999
                                                                               (UNAUDITED)(1)
                                                                              ----------------
PER SHARE OPERATING PERFORMANCE**
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................       $10.11
                                                                                 ------
Income from investment operations:
 Net investment income ...................................................          .17
 Net realized and unrealized losses ......................................         (.05)
                                                                                 ------
Total from investment operations .........................................         (.12)
                                                                                 ------
Less distributions from net investment income ............................         (.14)
                                                                                 ------
Net asset value, end of period ...........................................       $10.09
                                                                                 ======

Total return* ............................................................         1.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................       $9,743

Ratios to average net assets:
 Expenses ................................................................          .50%(2)
 Expenses excluding waiver and payments by affiliate .....................          .62%(2)
 Net investment income ...................................................         7.68%(2)
Portfolio turnover rate ..................................................        23.48%




*Total return is not annualized for periods less than one year.

**Based on average shares outstanding.

(1)For the period August 12, 1999 (effective date) to October 31, 1999.

(2)Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)

                                                                                                              SHARES/
                                                                                           COUNTRY           WARRANTS      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS AND WARRANTS .1%
 Harvard Industries Inc. ...........................................................    United States          8,240    $    57,680
 Loral Orion Network System, wts., 1/15/07 .........................................    United States            300          2,143
 R&B Falcon Corp., wts., 5/01/09 ...................................................    United States            750        187,500
 Republic of Venezuela, Oil Value Recovery, wts., 4/15/20 ..........................      Venezuela            3,035             --
 Weatherford International Inc. ....................................................    United States          5,686        192,613
                                                                                                                        -----------
 TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $507,006) ..........................                                        439,936
                                                                                                                        -----------
 PREFERRED STOCKS .4%
 Fresenius Medical Care AG, 9.00%, pfd .............................................       Germany               100         94,500
 R&B Falcon Corp., 13.875%, pfd., PIK ..............................................    United States            806        789,512
 Sinclair Capital, 11.625%, pfd ....................................................    United States          3,000        300,750
                                                                                                                        -----------
 TOTAL PREFERRED STOCKS (COST $1,168,986) ..........................................                                      1,184,762
                                                                                                                        -----------
 CONVERTIBLE PREFERRED STOCKS 5.3%
 CONSUMER NON-DURABLES .4%
 Ralston Purina Co., Interstate Bakeries, 7.00%, cvt. pfd., ........................    United States         35,000      1,454,688
                                                                                                                        -----------
 CONSUMER SERVICES .6%
 Host Marriott Corp., 6.75%, cvt. pfd ..............................................    United States         60,000      2,025,000
                                                                                                                        -----------
 ENERGY MINERALS .7%
 Kerr-McGee Corp., 5.50%, cvt. pfd .................................................    United States         60,500      2,276,313
                                                                                                                        -----------
 FINANCE .7%
 Protective Life Capital Trust II, 6.50%, cvt. pfd .................................    United States         40,000      2,330,000
                                                                                                                        -----------
 INDUSTRIAL SERVICES .5%
 AES Trust III, 6.75%, cvt. pfd ....................................................    United States         32,500      1,639,219
                                                                                                                        -----------
 PROCESS INDUSTRIES .4%
 Hercules Inc. Trust II, 6.50%, cvt. pfd, CRESTS Unit ..............................    United States          2,000      1,500,000
                                                                                                                        -----------
 TELECOMMUNICATIONS 1.4%
 MediaOne Group Inc., 6.25%, cvt. pfd ..............................................    United States         23,000      2,392,000
(d)MediaOne Group Inc., 7.00%, cvt. pfd ............................................    United States         55,600      2,540,225
                                                                                                                        -----------
                                                                                                                          4,932,225
                                                                                                                        -----------
 UTILITIES .6%
 Texas Utilities Co., 9.25%, cvt. pfd ..............................................    United States         40,000      2,032,500
                                                                                                                        -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $18,084,581) .............................                                     18,189,945
                                                                                                                        -----------

                                                                                                            PRINCIPAL
                                                                                                             AMOUNT*
                                                                                                           -----------
 BONDS 33.4%
 COMMERCIAL SERVICES .4%
 AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 .......................  United States   $   500,000      327,500
 AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ..................  United States       900,000      436,500
 Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ...............................  United States       500,000      462,500
                                                                                                                        -----------
                                                                                                                          1,226,500
                                                                                                                        -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
                                                                                              COUNTRY        AMOUNT*       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 CONSUMER DURABLES .7%
 Dura Operating Corp., senior sub. note, Series B, 9.00%, 5/01/09 .......................  United States   $ 1,000,000  $   922,500
 Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ..................................  United States     2,000,000      610,000
 Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02, 10.875% thereafter,
  12/15/07 ..............................................................................  United States       300,000      202,500
 Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ..............................  United States       200,000      195,000
 Windmere-Durable Holdings Inc., senior sub. note, 10.00%, 7/31/08 ......................  United States       500,000      483,750
                                                                                                                        -----------
                                                                                                                          2,413,750
                                                                                                                        -----------
 CONSUMER NON-DURABLES .5%
 Compania De Alimentos Fargo SA, senior note, 13.25%, 8/01/08 ...........................    Argentina         500,000      396,250
 Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06 ...........................  United States       500,000      402,500
 Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ......................  United States     1,500,000      825,000
                                                                                                                        -----------
                                                                                                                          1,623,750
                                                                                                                        -----------
 CONSUMER SERVICES 6.6%
 AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25%
  thereafter, 3/15/06 ...................................................................  United States     1,118,000      564,590
 AMFM Inc., 9.00%, 10/01/08 .............................................................  United States     2,000,000    2,055,000
 AMFM Inc., senior note, 8.00%, 11/01/08 ................................................  United States     1,000,000      995,000
 Charter Communications Holdings LLC, senior disc. note, 144A, zero cpn. to 4/01/04,
  9.92% thereafter, 4/01/11 .............................................................  United States     4,250,000    2,528,750
 CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...................................  United States     1,750,000    1,820,000
 Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .....................................  United Kingdom    1,000,000      990,000
 Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75% thereafter,
  8/15/07 ...............................................................................  United States     2,000,000    1,570,000
 Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ........................  United States     1,750,000    1,666,875
 Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 ...........................  United States     2,000,000    1,870,000
 Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ...................................  United States     2,000,000    1,510,000
 Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 .......................  United States     1,700,000    1,564,000
 Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ............................  United States     1,250,000    1,200,000
 Telewest Communications PLC, senior disc. deb., zero cpn. to 10/01/00, 11.00%
  thereafter, 10/01/07 ..................................................................  United Kingdom    2,000,000    1,827,500
 Telewest Communications PLC, senior disc. note, 144A, zero cpn. to 4/15/04, 9.25%
  thereafter, 4/15/09 ...................................................................  United Kingdom      500,000      306,250
 United Pan-Europe Communications NV, senior disc. note,144A, zero cpn. to 8/01/04,
  12.50% thereafter, 8/01/09 ............................................................   Netherlands      4,250,000    2,252,500
                                                                                                                        -----------
                                                                                                                         22,720,465
                                                                                                                        -----------
 ENERGY MINERALS 2.2%
 Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 ..............................  United States       880,000      558,800
 Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 ...............................  United States     2,000,000    1,890,000
 Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 .....................................  United States     1,000,000      785,000
 Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ..........................      Mexico        1,800,000    1,728,000
 P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ..........................  United States     2,500,000    2,406,250
                                                                                                                        -----------
                                                                                                                          7,368,050
                                                                                                                        -----------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
                                                                                              COUNTRY        AMOUNT*       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 FINANCE 1.2%
 Sears Roebuck Acceptance Corp., MTN, 6.13%, 11/15/05 ...................................  United States   $   775,000  $   771,337
 Sears Roebuck Acceptance, MTN, 6.15%, 11/15/05 .........................................  United States       725,000      716,710
 Southtrust Bank of Birmingham, 5.58%, 2/06/06 ..........................................  United States     2,500,000    2,474,160
                                                                                                                        -----------
                                                                                                                          3,962,207
                                                                                                                        -----------
 HEALTH SERVICES 1.5%
 Express Scripts Inc., senior note, 9.625%, 6/15/09 .....................................  United States     2,000,000    2,010,000
 Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ..................................     Germany        2,000,000    1,770,000
 Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ........................  United States     1,000,000      855,000
 Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 .....................................  United States       350,000      228,375
(c)Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 .............................  United States     1,500,000      307,500
                                                                                                                        -----------
                                                                                                                          5,170,875
                                                                                                                        -----------
 HEALTH TECHNOLOGY .6%
 Bausch & Lomb, MTN, B, 6.56%, 8/12/26 ..................................................  United States     2,000,000    1,967,458
                                                                                                                        -----------
 INDUSTRIAL SERVICES 1.7%
 Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .......................  United States     2,500,000    2,118,750
 R&B Falcon Corp., senior note, 12.25%, 3/15/06 .........................................  United States     1,000,000    1,060,000
 Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875% thereafter,
  2/15/08 ...............................................................................  United States     1,250,000      775,000
 WMX Technologies, 6.65%, 5/15/05 .......................................................  United States     2,000,000    1,969,462
                                                                                                                        -----------
                                                                                                                          5,923,212
                                                                                                                        -----------
 NON-ENERGY MINERALS .2%
 LTV Corp., senior note, 8.20%, 9/15/07 .................................................  United States       900,000      778,500
                                                                                                                        -----------
 PROCESS INDUSTRIES 3.1%
 Anchor Glass Container, senior note, 9.875%, 3/15/08 ...................................  United States       700,000      630,000
 Anchor Glass, first mortgage, 11.25%, 4/01/05 ..........................................  United States       300,000      297,750
 Consolidated Container Co. LLC, senior sub. note, 144A, 10.125%, 7/15/09 ...............  United States     2,000,000    2,015,000
 Four M Corp., senior note, B, 12.00%, 6/01/06 ..........................................  United States       200,000      186,500
 Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03, 10.75% thereafter,
  1/15/09 ...............................................................................  United States     1,700,000    1,096,500
 Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ..............................  United States       200,000      187,000
 Lyondell Chemical Co., senior secured note, 9.875%, 5/01/07 ............................  United States     2,500,000    2,481,250
 Packaging Corp. Of America, senior sub. note, 144A, 9.625%, 4/01/09 ....................  United States     2,250,000    2,250,000
 Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02 .......................    Indonesia         700,000      502,250
(c)Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 ..................................  United States     2,000,000      450,000
 Repap New Brunswick, senior note, 9.00%, 6/01/04 .......................................      Canada          700,000      682,500
                                                                                                                        -----------
                                                                                                                         10,778,750
                                                                                                                        -----------
 PRODUCER MANUFACTURING 1.8%
 American Axle & Manufacturing Inc., senior sub. note, 9.75%, 3/01/09 ...................  United States     1,500,000    1,485,000
 Cambridge Industries Inc., senior sub. note, B, 10.25%, 7/15/07 ........................  United States       600,000      399,000
 Nortek Inc., senior note, 8.875%, 8/01/08 ..............................................  United States       500,000      471,250
 Nortek Inc., senior note, B, 9.125%, 9/01/07 ...........................................  United States       300,000      288,750
 Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ......................  United States       800,000      644,000

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
                                                                                              COUNTRY        AMOUNT*       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 PRODUCER MANUFACTURING (CONT.)
 Terex Corp., senior sub. note, 8.875%, 4/01/08 ..........................................  United States   $   500,000  $   467,500
 Terex Corp., senior sub. note, 8.875%, 4/01/08 ..........................................  United States     1,000,000      935,000
 Xerox Corp., 5.90%, 5/05/37 .............................................................  United States     1,500,000    1,504,470
                                                                                                                         -----------
                                                                                                                           6,194,970
                                                                                                                         -----------
 RETAIL TRADE .4%
 Penney J.C. & Co., 6.90%, 8/15/26 .......................................................  United States     1,500,000    1,470,783
                                                                                                                         -----------
 TECHNOLOGY SERVICES .7%
 PSINet Inc., senior note, 144A, 11.00%, 8/01/09 .........................................  United States     2,250,000    2,295,000
                                                                                                                         -----------
 TELECOMMUNICATIONS 10.1%
 Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75%, thereafter,
  2/15/08 ................................................................................  United States     2,000,000    1,350,000
 Arch Communications Group Inc., senior disc. note, zero cpn. to 3/15/01, 10.875%,
  thereafter, 3/15/08 ....................................................................  United States       300,000      121,500
 Bellsouth Telecommunications Inc., 5.85%, 11/15/45 ......................................  United States     2,000,000    1,995,098
 Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 .................................      Canada        2,750,000    2,516,250
 Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04, 10.125%
  thereafter, 5/01/09 ....................................................................      Canada        3,250,000    1,958,125
 Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 .........................  United States     2,000,000    2,150,000
 IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01, 12.50% thereafter,
   5/01/06 ...............................................................................  United States     2,250,000    1,698,750
 Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02, 11.25%
  thereafter, 7/15/07 ....................................................................  United States     2,000,000    1,390,000
 IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 ...............................  United States     1,000,000    1,000,000
 Level 3 Communications Inc., senior disc. note, zero cpn to 12/01/03, 10.50% thereafter,
  12/01/08 ...............................................................................  United States     4,000,000    2,430,000
 Loral Orion Network Systems, senior disc. note, zero cpn. to 1/15/02, 12.50% thereafter,
  1/15/07 ................................................................................  United States       300,000      130,500
 McLeodUSA Inc., senior note, 8.125%, 2/15/09 ............................................  United States     2,000,000    1,860,000
 Metrocall Inc., senior sub. note, 9.75%, 11/01/07 .......................................  United States     1,000,000      577,500
 Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .......................................  United States     1,000,000      607,500
 Microcell Telecommunications Inc., senior disc. note, B, zero cpn. to 12/01/01, 14.00%
  thereafter, 6/01/06 ....................................................................      Canada          450,000      373,500
 Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01, 13.50%
  thereafter, 6/01/06 ....................................................................    Luxembourg        300,000      219,000
 Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75% thereafter,
  10/31/07 ...............................................................................  United States       500,000      362,500
 Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95% thereafter,
  2/15/08 ................................................................................  United States     3,500,000    2,502,500
 NEXTLINK Communications Inc., 144A, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09 ....  United States     2,000,000    1,170,000
 NEXTLINK Communications Inc., senior disc. note, zero cpn. to 4/15/03, 9.45% thereafter,
  4/15/08 ................................................................................  United States       650,000      390,000
 NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 .............................  United States       250,000      241,875
 NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ...............................  United States       750,000      706,875

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
                                                                                             COUNTRY        AMOUNT*        VALUE
----------------------------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 TELECOMMUNICATIONS (CONT.)
 Omnipoint Corp., senior note, 144A, 11.50%, 9/15/09 ....................................  United States   $ 2,000,000  $  2,090,000
 RSL Communications PLC, senior disc. note, zero cpn. to 3/01/03, 10.125% thereafter,
  3/01/08 ...............................................................................  United Kingdom    1,000,000       565,000
 RSL Communications PLC, senior note, 12.00%, 11/01/08 ..................................  United Kingdom      750,000       738,750
 Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter,
  4/15/09 ...............................................................................  United States     3,750,000     1,968,750
 Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00% thereafter, 5/01/08 .....  United States     1,750,000     1,207,500
 Williams Communications Group Inc., senior note, 10.875%, 10/01/09 .....................  United States     2,250,000     2,323,125
                                                                                                                        ------------
                                                                                                                          34,644,598
                                                                                                                        ------------
 TRANSPORTATION .5%
 American Commercial Lines LLC, senior note, 10.25%, 6/30/08 ............................  United States     1,000,000       927,500
 Ultrapetrol (Bahamas) Ltd., first mortgage, 10.50%, 4/01/08 ............................     Bahamas        1,000,000       815,000
                                                                                                                        ------------
                                                                                                                           1,742,500
                                                                                                                        ------------
 UTILITIES 1.2%
 AES China Generating Co., senior note, 10.125%, 12/15/06 ...............................      China           100,000        60,000
 AES Corp., senior note, 9.50%, 6/01/09 .................................................  United States     2,500,000     2,500,000
 CMS Energy Corp., senior note, 7.50%, 1/15/09 ..........................................  United States     1,650,000     1,480,875
                                                                                                                        ------------
                                                                                                                           4,040,875
                                                                                                                        ------------
 TOTAL BONDS (COST $126,734,324) ........................................................                                114,322,243
                                                                                                                        ------------
 CONVERTIBLE BONDS 3.2%
 ELECTRONIC TECHNOLOGY .7%
 Sanmina Corp., cvt., 144A, 4.25%, 5/01/04 ..............................................  United States     2,000,000     2,457,500
                                                                                                                        ------------
 HEALTH SERVICES .6%
 Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 .........................................  United States     3,000,000     1,856,700
                                                                                                                        ------------
 INDUSTRIAL SERVICES .6%
 Diamond Offshore Drilling, cvt. sub. note, 3.75%, 2/15/07 ..............................  United States     2,000,000     2,050,000
                                                                                                                        ------------
 TECHNOLOGY SERVICES .7%
 Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ..........................  United States     2,300,000     2,495,500
                                                                                                                        ------------
 TELECOMMUNICATIONS .6%
 Global Telesystems Group Inc., cvt., 5.75%, 7/01/10 ....................................  United States     1,950,000     2,045,063
                                                                                                                        ------------
 TOTAL CONVERTIBLE BONDS (COST $11,948,838) .............................................                                 10,904,763
                                                                                                                        ------------
 OTHER MORTGAGES/OTHER ASSET BACKED SECURITIES 2.9%
 Champion Home Equity Loan Trust, Series 1996-2, Class A4, 8.00%, 9/25/28 ...............  United States     1,000,000     1,022,555
 Delta Home Equity, Series 1998-2, class AGF, 6.37%, 7/15/28 ............................  United States     2,000,000     1,906,390
 Green Tree Financial Corp., Series 1992-2, Class A6, 6.92%, 12/01/30 ...................  United States     1,000,000       907,461
 Green Tree Financial Corp., Series 1996-2, Class A4, 7.20%, 4/15/27 ....................  United States     1,200,000     1,199,658
 Merrill Lynch Mortgage Investors Inc., Series 1995-C3,  Class A3, 6.99%, 12/26/25 ......  United States       500,000       496,868
 Merrill Lynch Mortgage Investors Inc., Series 1998-C2, Class A2, 6.39, 2/15/30 .........  United States     2,000,000     1,910,990
 Morgan Stanley Capital I, Series 1998-WFI, Class A2, 6.55%, 12/15/07 ...................  United States     2,000,000     1,910,937
 Residential Asset Securities Corp., Series 1999-KSI, Class AI8, 6.32%, 4/25/30 .........  United States       750,000       710,269
                                                                                                                        ------------
 TOTAL OTHER MORTGAGES/OTHER ASSET BACKED SECURITIES (COST $10,410,842) .................                                 10,065,128
                                                                                                                        ------------

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                             PRINCIPAL
                                                                                              COUNTRY         AMOUNT*      VALUE
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Government  and Agency Securities/Mortgages 19.1%
 U.S. GOVERNMENT AGENCIES/MORTGAGES 8.5%
 FHLMC, 7.00%, 1/01/09 ..................................................................  United States   $    12,464  $     12,549
 FHLMC, 6.50%, 4/01/11 ..................................................................  United States        22,506        22,175
 FHLMC, 7.00%, 9/01/11 ..................................................................  United States        24,702        24,744
 FHLMC, 7.00%, 4/01/24 ..................................................................  United States        29,233        28,809
 FHLMC, 7.50%, 4/01/24 ..................................................................  United States        25,888        26,065
 FHLMC, 8.50%, 12/01/24 .................................................................  United States        13,315        13,839
 FHLMC, 9.00%, 12/01/24 .................................................................  United States         6,116         6,428
 FHLMC, 7.00%, 11/01/25 .................................................................  United States        19,369        19,062
 FHLMC, 8.00%, 11/01/25 .................................................................  United States        14,790        15,117
 FHLMC, 6.50%, 12/01/25 .................................................................  United States        27,773        26,827
 FHLMC, 7.50%, 1/01/26 ..................................................................  United States        17,094        17,190
 FHLMC, 8.00%, 1/01/26 ..................................................................  United States         9,416         9,624
 FHLMC, 6.50%, 3/01/26 ..................................................................  United States        41,075        39,565
 FHLMC, 7.00%, 9/01/26 ..................................................................  United States        21,920        21,567
 FHLMC, 7.50%, 1/01/27 ..................................................................  United States        32,566        32,743
 FHLMC, 7.00%, 4/01/28 ..................................................................  United States       118,599       116,677
 FHLMC, 7.00%, 4/01/28 ..................................................................  United States       173,506       170,694
 FHLMC, 7.00%, 5/01/28 ..................................................................  United States       475,984       468,138
 FHLMC, 6.50%, 6/01/29 ..................................................................  United States       498,521       478,440
 FNMA, 7.50%, 10/01/07 ..................................................................  United States        18,970        19,214
 FNMA, 6.50%, 2/01/09 ...................................................................  United States        19,580        19,344
 FNMA, 6.50%, 4/01/11 ...................................................................  United States        16,429        16,183
 FNMA, 6.00%, 4/01/13 ...................................................................  United States       931,446       896,997
 FNMA, 6.50%, 6/01/13 ...................................................................  United States       811,025       797,072
 FNMA, 5.50%, 3/01/14 ...................................................................  United States       965,355       909,164
 FNMA, 5.50%, 6/01/14 ...................................................................  United States       502,342       473,102
 FNMA, 5.50%, 6/01/14 ...................................................................  United States       495,058       466,241
 FNMA, 7.50%, 9/01/14 ...................................................................  United States       497,404       503,906
 FNMA, 6.50%, 1/01/24 ...................................................................  United States        25,292        24,452
 FNMA, 7.00%, 5/01/24 ...................................................................  United States        10,899        10,757
 FNMA, 8.00%, 1/01/25 ...................................................................  United States        11,084        11,310
 FNMA, 9.00%, 3/01/25 ...................................................................  United States         3,389         3,558
 FNMA, 9.00%, 5/01/25 ...................................................................  United States         2,469         2,592
 FNMA, 8.50%, 7/01/25 ...................................................................  United States        11,431        11,894
 FNMA, 8.00%, 12/01/25 ..................................................................  United States       394,544       402,505
 FNMA, 7.00%, 1/01/26 ...................................................................  United States        32,305        31,829
 FNMA, 7.00%, 3/01/26 ...................................................................  United States        37,115        36,508
 FNMA, 8.00%, 5/01/26 ...................................................................  United States        10,837        11,056
 FNMA, 8.00%, 6/01/26 ...................................................................  United States         6,911         7,051
 FNMA, 7.50%, 10/01/26 ..................................................................  United States         6,289         6,311
 FNMA, 8.00%, 1/01/27 ...................................................................  United States        10,810        11,027
 FNMA, 7.00%, 4/01/27 ...................................................................  United States       557,785       548,523
 FNMA, 6.50%, 3/01/28 ...................................................................  United States     2,766,787     2,655,227
 FNMA, 7.00%, 6/01/28 ...................................................................  United States     1,215,736     1,194,776
 FNMA, 6.00%, 9/01/28 ...................................................................  United States       939,736       877,005
 FNMA, 6.00%, 10/01/28 ..................................................................  United States       906,799       846,267

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
                                                                                            COUNTRY       AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 [U.S. GOVERNMENT AND AGENCY SECURITIES/MORTGAGES (CONT.)]
 U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
 FNMA, 6.50%, 12/01/28 ...............................................................   United States  $   925,556    $   888,237
 FNMA, 7.50%, 12/01/28 ...............................................................   United States       49,771         49,928
 FNMA, 6.00%, 1/01/29 ................................................................   United States      988,230        922,262
 FNMA, 6.00%, 1/01/29 ................................................................   United States      970,083        905,326
 FNMA, 7.00%, 5/01/29 ................................................................   United States      936,001        919,865
 FNMA, 6.50%, 8/01/29 ................................................................   United States      499,036        478,679
 FNMA, 6.50%, 8/01/29 ................................................................   United States      499,141        478,780
 FNMA, 6.50%, 9/01/29 ................................................................   United States    1,000,099        959,303
 FNMA, 7.50%, 9/01/29 ................................................................   United States    1,596,269      1,601,357
 FNMA, 7.50%, 10/01/29 ...............................................................   United States    1,000,000      1,003,187
 GNMA I, 7.50%, 5/15/27 ..............................................................   United States      753,142        755,902
 GNMA I, 7.00%, 11/15/27 .............................................................   United States      923,695        906,952
 GNMA I, 8.00%, 4/15/28 ..............................................................   United States      469,314        480,309
 GNMA, 7.00%, 7/15/08 ................................................................   United States      844,818        846,050
 GNMA, SF, 7.50%, 9/15/23 ............................................................   United States       11,810         11,894
 GNMA, SF, 6.50%, 3/15/24 ............................................................   United States       39,866         38,451
 GNMA, SF, 8.00%, 6/15/24 ............................................................   United States       24,465         25,063
 GNMA, SF, 8.50%, 8/15/24 ............................................................   United States        5,361          5,600
 GNMA, SF, 9.00%, 1/15/25 ............................................................   United States        4,797          5,061
 GNMA, SF, 8.00%, 2/15/25 ............................................................   United States       10,028         10,268
 GNMA, SF, 9.50%, 6/15/25 ............................................................   United States        6,422          6,898
 GNMA, SF, 7.50%, 1/15/26 ............................................................   United States       14,169         14,226
 GNMA, SF, 7.50%, 1/15/26 ............................................................   United States       13,199         13,252
 GNMA, SF, 7.50%, 2/15/26 ............................................................   United States       16,886         16,954
 GNMA, SF, 9.00%, 3/15/26 ............................................................   United States       30,002         31,634
 GNMA, SF, 8.00%, 6/15/26 ............................................................   United States       25,161         25,756
 GNMA, SF, 8.00%, 7/15/26 ............................................................   United States       16,868         17,267
 GNMA, SF, 8.00%, 7/15/26 ............................................................   United States       19,116         19,568
 GNMA, SF, 8.50%, 7/15/26 ............................................................   United States       10,009         10,443
 GNMA, SF, 8.00%, 9/15/26 ............................................................   United States      244,521        250,302
 GNMA, SF, 8.00%, 9/15/26 ............................................................   United States      417,143        427,006
 GNMA, SF, 8.00%, 12/15/26 ...........................................................   United States      422,155        432,137
 GNMA, SF, 7.50%, 9/15/27 ............................................................   United States      446,219        447,855
 GNMA, SF, 8.00%, 9/15/27 ............................................................   United States      346,598        354,750
 GNMA, SF, 7.00%, 5/15/28 ............................................................   United States       41,880         41,125
 GNMA, SF, 6.50%, 12/15/28 ...........................................................   United States      460,539        440,739
 GNMA, SF, 6.50%, 1/15/29 ............................................................   United States    1,002,259        958,869
 GNMA, SF, 6.50%, 2/15/29 ............................................................   United States      974,465        932,279
 GNMA, SF, 6.50%, 2/15/29 ............................................................   United States      987,002        944,273
                                                                                                                       -----------
                                                                                                                        29,021,931
                                                                                                                       -----------
 U.S. GOVERNMENT SECURITIES 5.5%
 U.S. Treasury Bond, 8.875%, 2/15/19 .................................................   United States    2,000,000      2,515,000
 U.S. Treasury Bond, 7.125%, 2/15/23 .................................................   United States      400,000        431,625
 U.S. Treasury Note, 5.625%, 11/30/99 ................................................   United States    2,000,000      2,001,876
 U.S. Treasury Note, 5.625%, 12/31/99 ................................................   United States    2,000,000      2,001,876

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
                                                                                COUNTRY          AMOUNT*             VALUE
----------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY SECURITIES/MORTGAGES (CONT.)
 U.S. GOVERNMENT SECURITIES (CONT.)
 U.S. Treasury Note, 5.50%, 3/31/00 .....................................    United States    $ 2,000,000          2,002,500
 U.S. Treasury Note, 6.00%, 8/15/00 .....................................    United States      2,000,000          2,007,500
 U.S. Treasury Note, 5.125%, 8/31/00 ....................................    United States      3,000,000          2,990,625
 U.S. Treasury Note, 5.375%, 2/15/01 ....................................    United States      2,000,000          1,991,876
 U.S. Treasury Note, 5.75%, 11/30/02 ....................................    United States      3,000,000          2,986,875
                                                                                                                 -----------
                                                                                                                  18,929,753
                                                                                                                 -----------
 OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 5.1%
 FHLB, 5.477%, 1/28/09 ..................................................    United States      6,000,000          5,422,404
 Fannie Mae, 5.75%, 4/15/03 .............................................    United States      5,500,000          5,401,468
 Fannie Mae, 5.75%, 6/15/05 .............................................    United States      6,000,000          5,801,940
 Freddie Mac, 7.625%, 9/09/09 ...........................................    United States      1,000,000          1,004,406
                                                                                                                 -----------
                                                                                                                  17,630,218
                                                                                                                 -----------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES/MORTGAGES (COST $67,211,871)                                         65,581,902
                                                                                                                 -----------
 FOREIGN GOVERNMENT AND AGENCY SECURITIES 30.1%
 Republic of Argentina, 9.25%, 2/23/01 ..................................      Argentina          275,000            266,922
 Republic of Argentina, 11.375%, 1/30/17 ................................      Argentina        2,000,000          1,920,000
 Republic of Argentina, 9.75%, 9/19/27 ..................................      Argentina          730,000            615,025
 Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 ................      Argentina        5,700,000          5,305,275
 Republic of Argentina, L, FRN, 6.00%, 3/31/23 ..........................      Argentina        2,000,000          1,316,250
 Australian Government, 7.50%, 7/15/05 ..................................      Australia        4,003,000 AUD      2,684,036
 Kingdom of Belgium, 7.75%, 10/15/04 ....................................       Belgium         1,793,000 EUR      2,121,512
 Republic of Brazil, 8.875%, 11/05/01 ...................................       Brazil          2,295,000          2,266,313
 Republic of Brazil, 11.625%, 4/15/04 ...................................       Brazil          1,500,000          1,434,375
 Republic of Brazil, 9.375%, 4/07/08 ....................................       Brazil          4,000,000          3,295,000
 Republic of Brazil, 14.50%, 10/15/09 ...................................       Brazil          2,925,000          3,025,181
 Republic of Brazil - DCB, L, FRN, 6.187%, 4/15/12 ......................       Brazil            300,000            196,689
 Republic of Bulgaria, FRN, 5.875%, 7/28/11 .............................      Bulgaria         6,220,000          4,758,300
 Republic of Bulgaria, FRN, 6.50%, 7/28/11 ..............................      Bulgaria           110,000             84,150
 Republic of Bulgaria, Series A, FRN, 6.687%, 7/28/24 ...................      Bulgaria         1,340,000            999,144
 Government of Canada, 8.75%, 12/01/05 ..................................       Canada        303,000 CAD            233,967
 Government of Canada, 7.00%, 12/01/06 ..................................       Canada        359,000 CAD            257,402
 Republic of Colombia, 9.75%, 4/23/09 ...................................      Colombia         3,300,000          3,019,500
 Kingdom of Denmark, 7.00%, 12/15/04 ....................................       Denmark        15,160,000 DKK      2,327,806
(c)Republic of Ecuador, 144A, 11.25%, 4/25/02 ...........................       Ecuador           480,000            136,800
(c)Republic of Ecuador, Reg S, 11.25%, 4/25/02 ..........................       Ecuador         1,495,000            426,075
 French Treasury Note, 3.50%, 7/12/04 ...................................       France          3,220,000 EUR      3,210,422
 Federal Republic of Germany, 3.25%, 2/17/04 ............................       Germany         1,180,000 EUR      1,174,878
 Federal Republic of Germany, 7.375%, 1/03/05 ...........................       Germany         1,000,000 EUR      1,167,926
 Federal Republic of Germany, 6.00%, 1/05/06 ............................       Germany           600,768 EUR        663,956
 Federal Republic of Germany, 4.50%, 7/04/09 ............................       Germany         4,674,000 EUR      4,657,641
 Buoni Poliennali Del Tes, 7.75%, 11/01/06 ..............................        Italy          1,319,000 EUR      1,566,696
 Italy Government, 6.75%, 2/01/07 .......................................        Italy          1,513,216 EUR      1,725,654
 Government of Jamaica, Reg S, 9.625%, 7/02/02 ..........................       Jamaica         1,750,000          1,645,000
 Republic of Korea, 8.875%, 4/15/08 .....................................    Korea (South)      3,100,000          3,225,178

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
                                                                                   COUNTRY            AMOUNT*               VALUE
                                                                                   -------            -------               -----
 FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
 United Mexican States, 9.75%, 2/06/01 ...................................         Mexico         $  1,950,000          $  2,015,813
 United Mexican States, 9.75%, 4/06/05 ...................................         Mexico            2,000,000             2,007,500
 United Mexican States, 8.625%, 3/12/08 ..................................         Mexico            7,470,000             6,963,908
 United Mexican States, 11.375%, 9/15/16 .................................         Mexico            3,310,000             3,539,218
 United Mexican States, 11.50%, 5/15/26 ..................................         Mexico            3,850,000             4,304,300
 Netherlands Government, 8.50%, 6/01/06 ..................................       Netherlands         1,619,707 EUR         2,026,357
 Government of New Zealand, 7.00%, 7/15/09 ...............................       New Zealand         2,000,000 NZD         1,005,689
 Republic Of Panama, 8.875%, 9/30/27 .....................................         Panama            1,500,000             1,215,000
 Peru - Pdi., FRN, 4.50%, 3/07/17 ........................................          Peru             5,100,000             3,187,500
 Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ......................         Russia            4,000,000             1,975,000
 Bonos Y oblig Del Estado, 3.25%, 1/31/05 ................................          Spain            2,578,000 EUR         2,464,018
 Swedish Government, 10.25%, 5/05/03 .....................................         Sweden            7,000,000 SEK           983,433
 SEI Holdings IX Inc., 11.00%, 11/30/00 ..................................   Trinidad And Tobago       125,000               125,000
 Republic of Turkey, 12.375%, 6/15/09 ....................................         Turkey            1,720,000             1,735,480
 Republic of Turkey, 144A, 9.875%, 2/23/05 ...............................         Turkey              850,000               788,375
 Republic of Turkey, 144A, 10.00%, 9/19/07 ...............................         Turkey              875,000               810,469
 Republic of Turkey, Reg S, 10.00%, 9/19/07 ..............................         Turkey            1,315,000             1,218,019
 United Kingdom, 6.50%, 12/07/03 .........................................     United Kingdom          995,000 GBP         1,675,730
 United Kingdom, 7.50%, 12/07/06 .........................................     United Kingdom        2,081,000 GBP         3,778,257
 Republic of Venezuela - DCB, FRN, 6.313%, 12/18/07 ......................        Venezuela            809,524               651,667
 Republic of Venezuela, 9.25%, 9/15/27 ...................................        Venezuela          5,383,000             3,633,525
 Republic of Venezuela, 144A, 9.125%, 6/18/07 ............................        Venezuela            100,000                74,500
 Republic of Venezuela, FRN, 7.00%, 3/31/20 ..............................        Venezuela            250,000               181,556
 Republic of Venezuela, Reg S, 9.125%, 6/18/07 ...........................        Venezuela          1,200,000               894,000
                                                                                                                        ------------
 TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $105,365,574) ......                                               102,981,387
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $341,432,022) .........................                                               323,670,066
                                                                                                                        ------------
 SHORT TERM INVESTMENTS 5.5%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio
   (Cost $18,962,203) ....................................................     United States        18,962,203            18,962,203
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $360,394,225) 100.0% ............................                                               342,632,269
 OTHER ASSETS, LESS LIABILITIES ..........................................                                                    55,698
                                                                                                                        ------------
 NET ASSETS 100.0% .......................................................                                              $342,687,967
                                                                                                                        ============


CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Union Euro
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

*   The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

(c) See Note 7 regarding defaulted securities.

(d) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery.



24                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999 (UNAUDITED)

Assets:
 Investments in securities at value (Cost $360,394,225) ................................................  $342,632,269
 Receivables:
  Investment securities sold ...........................................................................     3,208,388
  Capital shares sold ..................................................................................       893,159
  Dividends and interest ...............................................................................     5,903,731
 Unrealized gain on forward exchange contracts (Note 6) ................................................        13,781
                                                                                                          ------------
      Total assets .....................................................................................   352,651,328
                                                                                                          ------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................................     7,900,244
  Capital shares redeemed ..............................................................................     1,507,138
  Affiliates ...........................................................................................       218,402
  Shareholders .........................................................................................       108,383
 Unrealized loss on forward exchange contracts (Note 6) ................................................        11,522
 Other liabilities .....................................................................................       217,672
                                                                                                          ------------
      Total liabilities ................................................................................     9,963,361
                                                                                                          ------------
       Net assets, at value ............................................................................  $342,687,967
                                                                                                          ============
Net assets consist of:
 Undistributed net investment income ...................................................................  $    988,772
 Net unrealized depreciation ...........................................................................   (17,770,424)
 Accumulated net realized loss .........................................................................    (7,793,785)
 Capital shares ........................................................................................   367,263,404
                                                                                                          ------------
       Net assets, at value ............................................................................  $342,687,967
                                                                                                          ============
CLASS A:
 Net asset value per share ($282,977,852 / 28,041,149 shares outstanding)* .............................  $      10.09
                                                                                                          ============
 Maximum offering price per share ($10.09 / 95.75%) ....................................................  $      10.54
                                                                                                          ============
CLASS B:
 Net asset value and maximum offering price per share ($9,616,889 / 950,865 shares outstanding)* .......  $      10.11
                                                                                                          ============
CLASS C:
 Net asset value per share ($40,350,127 / 3,998,586 shares outstanding)* ...............................  $      10.09
                                                                                                          ============
 Maximum offering price per share ($10.09 / 99.00%) ....................................................  $      10.19
                                                                                                          ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($9,743,099 / 965,237 shares outstanding) ........  $      10.09
                                                                                                          ============

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     25

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Statements (continued)

Statement of Operations
for the six months ended October 31, 1999 (unaudited)

Investment income:
 Dividends ...............................................................................   $    791,547
 Interest ................................................................................     12,499,740
      Total investment income ............................................................     13,291,287
                                                                                             ------------
Expenses:
 Management fees (Note 3) ................................................................        793,027
 Distribution fees (Note 3)
  Class A ................................................................................        327,188
  Class B ................................................................................         23,869
  Class C ................................................................................        125,042
 Transfer agent fees (Note 3) ............................................................        139,742
 Custodian fees ..........................................................................         20,151
 Reports to shareholders .................................................................         24,435
 Registration and filing fees ............................................................         61,105
 Professional fees .......................................................................          4,551
 Trustees' fees and expenses .............................................................          2,551
 Other ...................................................................................         28,554
                                                                                             ------------
      Total expenses .....................................................................      1,550,215
      Expenses waived/paid by affiliate (Note 3) .........................................       (300,572)
                                                                                             ------------
       Net expenses ......................................................................      1,249,643
                                                                                             ------------
        Net investment income ............................................................     12,041,644
                                                                                             ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ............................................................................     (5,202,276)
  Foreign currency transactions ..........................................................        (40,178)
                                                                                             ------------
      Net realized loss ..................................................................     (5,242,454)
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................................    (15,501,378)
  Translation of assets and liabilities denominated in foreign currencies ................         27,002
                                                                                             ------------
      Net unrealized depreciation ........................................................    (15,474,376)
                                                                                             ------------
Net realized and unrealized loss .........................................................    (20,716,830)
                                                                                             ------------
Net decrease in net assets resulting from operations .....................................   $ (8,675,186)
                                                                                             ============


26                     See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended October 31, 1999 (unaudited) and the year ended April 30, 1999

                                                                                Six Months Ended          Year Ended
                                                                                October 31, 1999        April 30, 1999
                                                                                ----------------        --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................        $  12,041,644         $  18,857,067
  Net realized loss from investments and foreign currency transactions ...           (5,242,454)           (2,094,444)
  Net unrealized depreciation on investments and translation of assets and
  liabilities denominated in foreign currencies ..........................          (15,474,376)           (3,978,010)
                                                                                  -------------         -------------
      Net increase (decrease) in net assets resulting from operations ....           (8,675,186)           12,784,613
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................................          (10,078,269)          (16,526,206)
   Class B ...............................................................             (256,794)              (34,549)
   Class C ...............................................................           (1,411,704)           (1,362,771)
   Advisor Class .........................................................              (67,657)                 --
                                                                                  -------------         -------------
 Total distributions to shareholders .....................................          (11,814,424)          (17,923,526)
 Capital share transactions: (Note 2)
  Class A ................................................................           52,750,518            86,606,278
  Class B ................................................................            5,775,467             4,206,050
  Class C ................................................................            6,765,080            35,792,706
  Advisor Class ..........................................................            9,786,993                  --
                                                                                  -------------         -------------
 Total capital share transactions ........................................           75,078,058           126,605,034
      Net increase in net assets .........................................           54,588,448           121,466,121
Net assets:
 Beginning of period .....................................................          288,099,519           166,633,398
                                                                                  -------------         -------------
 End of period ...........................................................        $ 342,687,967         $ 288,099,519
                                                                                  =============         =============
Undistributed net investment income included in net assets:
 End of period ...........................................................        $     988,772         $     761,552
                                                                                  =============         =============


                       See notes to financial statements.                     27

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Income Fund (the Fund) is a separate, non-diversified series of Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Fund began offering a new class of shares, Class
B. Effective August 12, 1999, the Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                              Six Months Ended                        Year Ended
                                                              October 31, 1999                      April 30, 1999
                                                              ----------------                      --------------
                                                          Shares            Amount             Shares            Amount
                                                          ------            ------             ------            ------
Class A Shares:
 Shares sold                                            5,011,444      $  51,470,970         14,954,299      $ 160,265,362
 Shares issued in merger (Note 8)                       3,713,540         37,543,893               --                 --
 Shares issued in reinvestment of distributions           598,878          6,169,811            955,604         10,163,162
 Shares redeemed                                       (4,127,491)       (42,434,156)        (7,896,393)       (83,822,246)
                                                       ----------      -------------         ----------      -------------
 Net increase                                           5,196,371      $  52,750,518          8,013,510      $  86,606,278
                                                       ==========      =============         ==========      =============
Class B Shares:1
 Shares sold                                              576,427      $   5,973,014            392,984      $   4,193,206
 Shares issued in reinvestment of distributions            16,796            172,652              2,081             21,959
 Shares redeemed                                          (36,571)          (370,199)              (852)            (9,115)
                                                       ----------      -------------         ----------      -------------
 Net increase                                             556,652      $   5,775,467            394,213      $   4,206,050
                                                       ==========      =============         ==========      =============

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                            Six Months Ended                       Year Ended
                                                            October 31, 1999                     April 30, 1999
                                                            ----------------                     --------------
                                                         Shares           Amount            Shares            Amount
                                                         ------           ------            ------            ------
Class C Shares:
 Shares sold                                           1,069,007      $ 11,023,778         3,660,567      $ 39,127,644
 Shares issued in reinvestment of distributions           81,551           841,454            81,594           860,843
 Shares redeemed                                        (496,495)       (5,100,152)         (397,638)       (4,195,781)
                                                       ---------      ------------         ---------      ------------
 Net increase                                            654,063      $  6,765,080         3,344,523      $ 35,792,706
                                                       =========      ============         =========      ============
Advisor Class Shares:(2)
 Shares sold                                             950,537       $ 9,639,041
 Shares issued in merger (Note 8)                          8,554            86,480
 Shares issued in reinvestment of distributions            6,752            67,594
 Shares redeemed                                            (606)           (6,122)
                                                       ---------      ------------
 Net increase                                            965,237       $ 9,786,993
                                                       =========      ============

(1)For the period January 1, 1999 (effective date) to April 30, 1999.

(2)For the period August 12, 1999 (effective date) to October 31, 1999.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                                        Affiliation
------                                                                        -----------
Franklin Templeton Services, Inc. (FT Services)                               Administration manager
Franklin Advisers, Inc. (Advisers)                                            Investment manager
Templeton Investment Counsel, Inc. (TICI)                                     Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)                          Principal underwriter
Franklin/Templeton Investor Services, Inc. (Investor Services)                Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized
        Fee Rate      Daily Net Assets
        --------      ----------------
          .625%       First $100 million
          .500%       Over $100 million, up to and including $250 million
          .450%       In excess of $250 million

Management fees were reduced on assets invested in the Sweep Money Fund.

Advisers agreed in advance to waive management fees as noted in the Statement of Operations.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, .65%, and .65% per year of the average net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $265,773 and $20,419, respectively.

The Fund paid transfer agent fees of $139,742, of which $129,494 was paid to Investors Services.


4. INCOME TAXES

At April 30, 1999, the Fund had tax basis capital losses of $771,147 which may be carried over to offset future capital gains. Such losses expire in 2007.

At August 12, 1999, the Fund acquired tax basis capital losses of $625,746 from the merged Franklin Investment Grade Income Fund, which may be carried over to offset future capital gains (see Note 8). Such losses expire as follows:

        Capital loss carryovers expiring in:
         2003 .............................  $254,062
         2004 .............................   368,716
         2007 .............................     2,968
                                             --------
                                             $625,746
                                             ========

At October 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $360,449,068 was as follows:

        Unrealized appreciation ......   $  7,794,423
        Unrealized depreciation ......    (25,611,222)
                                         ------------
        Net unrealized depreciation ..   $(17,816,799)
                                         ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, non-deductible merger expenses, and defaulted bonds.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and mortgage dollar roll transactions.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1999 aggregated $98,923,219 and $68,397,547, respectively.


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At October 31, 1999, the Fund has outstanding forward exchange contracts for the sale and purchase of currency as set out below. The contract is reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                               IN                             UNREALIZED
             CONTRACTS TO SELL (FOREIGN EXCHANGE CURRENCY)                 EXCHANGE FOR    SETTLEMENT DATE    GAIN (LOSS)
             ---------------------------------------------                 ------------    ---------------    -----------
753,000  European Union Euro                                               U.S. $805,936     11/12/99         $ 13,781

             CONTRACTS TO BUY (FOREIGN EXCHANGE CURRENCY)
             --------------------------------------------
753,000  European Union Euro                                               U.S. $803,677     11/12/99         $(11,522)
                                                                                                              --------
Net unrealized gain on offsetting forward foreign currency contracts                                          $  2,259
                                                                                                              ========

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 52.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 1999, the Fund held defaulted securities with a value aggregating $1,320,375, representing 0.4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides estimates for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in Foreign Government and Agency Securities and Telecommunications. Such concentration may subject the Fund more significantly to economic changes occurring within those sectors.

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Notes to Financial Statements (unaudited) (continued)

8. MERGER

On August 12, 1999, the Fund acquired the net assets of the Franklin Investment Grade Income Fund pursuant to a plan of reorganization approved by Franklin Investment Grade Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,713,540 Class A shares and 8,554 Advisor Class shares of the Fund (valued at $10.11) for the net assets of the Franklin Investment Grade Income Fund which aggregated $37,630,373, including $570,513 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $322,616,994.